UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. ___)
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IXIA

(Name of Registrant as Specified in its Charter)

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IXIA
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 27, 2010
     The Annual Meeting of the Shareholders of Ixia, a California corporation (the “Company”), will be held Thursday, May 27, 2010, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301. The purposes of the Annual Meeting are:
     1. To elect six directors for a one-year term. The names of the nominees intended to be presented for election are: Laurent Asscher, Atul Bhatnagar, Jonathan Fram, Errol Ginsberg, Gail Hamilton and Jon F. Rager.
     2. To approve the 2010 Employee Stock Purchase Plan.
     3. To approve an amendment to the Company’s 2008 Equity Incentive Plan to include non-employee directors as persons to whom equity incentive awards may be granted.
     4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
     The record date for our Annual Meeting is April 5, 2010. Only record holders of Common Stock at the close of business on April 5, 2010 are entitled to receive notice of and to vote at the Annual Meeting.
     We cordially invite all shareholders to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, your vote is important to us and to our business, and we therefore encourage you to sign and return your proxy card in the enclosed postage-prepaid envelope, or to vote by telephone or over the Internet following the instructions on your proxy card, so that your shares will be represented and voted at the Annual Meeting. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.
By Order of the Board of Directors
Ronald W. Buckly
Corporate Secretary
Calabasas, California
April 19, 2010
PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TO US PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT TO US.
* * * * *

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE
HELD ON MAY 27, 2010
     THIS PROXY STATEMENT AND THE 2009 ANNUAL REPORT TO SHAREHOLDERS, INCLUDING OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, ARE AVAILABLE FOR VIEWING, PRINTING AND DOWNLOADING AT:
www.ixiacom.com/proxy
     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING EXHIBITS, WILL ALSO BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN OR ORAL REQUEST TO IXIA, ATTENTION TOM MILLER, CHIEF FINANCIAL OFFICER, IXIA, 26601 W. AGOURA ROAD, CALABASAS, CA 91302 USA; TELEPHONE 818.871.1800.

(i)

IXIA
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
General
     The Board of Directors of Ixia (the “Board”) is furnishing you with this proxy statement to solicit proxies for use at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 27, 2010 at 9:00 a.m., local time, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Renaissance Hotel which is located at 30100 Agoura Road, Agoura Hills, California 91301.
     These proxy solicitation materials are first being mailed on or about April 26, 2010 to all of our shareholders entitled to vote at the Annual Meeting.
     Only shareholders of record at the close of business on April 5, 2010, which is the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 63,954,904 shares of our Common Stock were issued and outstanding.
     Any proxy that you give in response to this proxy solicitation may be revoked by you at any time before its use in one of two ways, either by:
•	delivering to our Corporate Secretary a written notice of revocation or another proxy bearing a later date, or

•	attending the Annual Meeting and voting in person.
Voting and Solicitation
     Methods of Voting. You may vote by mail or in person at the Annual Meeting.
     Voting by Mail. By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.
     Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.
     Voting by Telephone. To vote by telephone, please following the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

     Voting over the Internet. To vote over the Internet, please follow the instructions included on your proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card.
     Voting for Directors. In the election of directors, you may vote “FOR” all or some of the director nominees, or your vote may be “WITHHELD” for one or more of the director nominees. You may also cumulate your votes in the election of directors if you or any other shareholder notifies us at the Annual Meeting prior to voting of an intention to cumulate votes.
     Cumulative voting allows you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of our Common Stock, and there are six directors to be elected at our Annual Meeting, you may allocate 600 “FOR” votes (six times 100) among as few or as many of the six nominees to be voted on at the Annual Meeting as you choose.
     If you sign your proxy card or voting instruction card with no further instructions, the proxy holders may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that the proxy holders will not cast your votes for a nominee if you have instructed that votes be “WITHHELD” for that nominee.
     Voting on All Other Matters. Each share of Common Stock outstanding as of the close of business on the Record Date has one vote. You may vote “FOR,” “AGAINST” or “ABSTAIN” for any proposal other than a proposal relating to the election of directors. Except as otherwise required by law, our Articles of Incorporation or our Bylaws, the affirmative vote of a majority of shares present or represented by proxy and voting at our Annual Meeting is required for the approval of matters other than the election of directors. California state law also requires that the number of shares voting “FOR” any matter must equal at least a majority of the required quorum for the meeting.
     You may vote part of your shares “FOR” any proposal and refrain from voting your remaining shares or you may vote your remaining shares “AGAINST” the proposal. If you fail to specify the number of shares you are voting “FOR” a proposal, then we are allowed to assume that you are voting all of your shares “FOR” the proposal.
     Effect of Abstentions. Abstentions are included in determining the number of shares present and entitled to vote for purposes of determining the presence of a quorum. In the case of election of directors, however, your abstention will have no effect on the outcome on the election of directors.
     In general, abstentions are not counted either “FOR” or “AGAINST” a proposal being voted on. If, however, the number of abstentions is such that the “FOR” votes, while outnumbering the votes “AGAINST” the proposal, do not equal at least a majority of the quorum required for the meeting, the proposal will be defeated and, in this case, abstentions will have the same effect as a vote “AGAINST” the proposal.
     For example, if 60% of our outstanding shares are represented in person or by proxy at a meeting at which the required quorum is a majority of the outstanding shares, and the vote on a proposal is 30% in favor, 15% against and 15% abstaining, then the proposal will be adopted. However, if 21% vote in favor, 19% vote against and 20% abstain, then the proposal will be defeated because 21% does not represent a majority of the required quorum, even though the affirmative votes outnumber the negative votes.
     Effect of “Broker Non-Votes.” If you hold your shares at the account of a brokerage firm or bank, it is likely that your shares are held in “street name.” Shares that are held in “street name” are held in the name of the brokerage firm or bank or the name of a nominee. Brokers and nominees may exercise their voting discretion without receiving instructions from the beneficial owner of the shares on proposals that are deemed to be routine matters. Examples of routine matters include proposals to ratify the appointment of a company’s independent registered public accounting firm. If a proposal is not a routine matter, the broker or nominee may not vote the shares with respect to the proposal without receiving instructions from the beneficial owner of the shares. Examples of non-routine matters include the election of directors and proposals to adopt or amend an equity incentive plan. If a broker turns in a proxy card expressly stating that the broker is not voting on a nonroutine matter, then such action is referred to as a “broker non-vote.”
     The cost of this solicitation will be borne by the Company. We have retained the services of Georgeson Shareholder to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $2,000 plus out-of-pocket expenses. We may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners, although there are no formal agreements in place. Proxies may be solicited by our directors, officers and regular employees, without additional compensation.
     Voting Confidentiality. Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed except as required by law.
Deadline for Receipt of Shareholder Proposals
     Proposals of shareholders of Ixia which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2011 (the “2011 Annual Meeting”) must be received by the Company no later than December 20, 2010 to be included in the proxy materials relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2010 Annual Meeting, unless we receive written notice of such matters on or before February 26, 2011; provided, however, that if the date of the 2011 Annual Meeting is more than 30 days before or after the anniversary date of the 2010 Annual Meeting, we must receive written notice of such matters not later than the close of business on the 10th day following the day on which notice of the date of the 2011 Annual Meeting is mailed to shareholders or otherwise publicly disclosed. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company by sending them by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the 2010 Annual Meeting scheduled for May 27, 2010.
PROPOSAL 1 — ELECTION OF DIRECTORS
     Our Bylaws provide for Ixia’s Board of Directors to consist of four to seven directors. The number of authorized directors is currently set at six, and a board comprising six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for our six nominees named below, all of whom currently serve as directors of Ixia and were previously elected by our shareholders at their annual meeting held in May 2009.
     In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in accordance with cumulative voting to assure the election of as many of the nominees listed in this proxy statement as possible and, in this event, the specific nominees to be voted for will be determined by the proxy holders. We do not expect that any of our six nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our shareholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.
Nominees
     The names of our nominees, and certain information about them as of April 1, 2010, are set forth below:

Name	Age	Position(s) with the Company	Director Since
Errol Ginsberg	54	Chairman of the Board and Chief Innovation Officer	1997
Atul Bhatnagar	52	Director, President and Chief Executive Officer	2007
Laurent Asscher	40	Director	2008
Jonathan Fram	53	Director	2005
Gail Hamilton	60	Director	2005
Jon F. Rager	70	Director	1997
     Mr. Ginsberg served as the Company’s President from May 1997 until September 2007 and held the additional position of Chief Executive Officer from September 2000 until March 2008 when he assumed his current position as Chief Innovation Officer. Mr. Ginsberg has been a director since May 1997 and became Chairman of the Board in January 2008.
     Mr. Bhatnagar joined the Company as President and Chief Operating Officer and as a director in September 2007 and became President and Chief Executive Officer in March 2008. From July 2006 until August 2007, Mr. Bhatnagar served as Vice President, Products of Divatas Networks, a developer of enterprise network solutions that provide voice and data mobility over disparate networks. From 2000 until June 2006, Mr. Bhatnagar served as Vice President and General Manager of Nortel’s Enterprise Data Networks Division.
     Mr. Asscher has been a director since October 2008. Since February 2005, he has served as President and Chief Executive Officer of Airtek Capital Group, S.A., a private equity investment firm based in Brussels, Belgium. He currently serves on the board of directors of several privately held technology companies. He is the son of Jean-Claude Asscher, Chairman Emeritus of Ixia’s Board of Directors.
     Mr. Fram has been a director of the Company since July 2005. Since March 2006, Mr. Fram has served as Managing Partner of Maveron III LLC, a venture capital firm, and since August 2007, he has also served as Managing partner of Maveron IV LLC, a venture capital firm. From July 2005 until March 2006, Mr. Fram served as an Entrepreneur in Residence at Doll Capital Management, a venture capital firm. Mr. Fram served as a member of the Board of Directors of Marchex, Inc. until June 2009.
     Ms. Hamilton has been a director of the Company since July 2005. In January 2005, Ms Hamilton retired from her position as Executive Vice President and General Manager, Global Services and Support at Symantec Corporation, a provider of information security products. Ms. Hamilton also serves as a member of the Board of Directors of Open Text Corporation and Arrow Electronics, Inc.
     Mr. Rager has been a director of the Company since May 1997 and served as the Company’s Chief Financial Officer from June 1997 to March 2000. From 1975 until his retirement in 2006, Mr. Rager was a practicing accountant with, and President of, RBDM Rager Meyer Accountancy Corporation (and its predecessors).

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.
     The Board and the Nominating and Corporate Governance Committee believe that the background and experience of its Board members described in the table below provide the Company with the perspectives and judgment needed to provide the necessary guidance and oversight of the Company’s business and strategies. The qualifications of the members of the Board include:
     Errol Ginsberg
•	Executive, business and operational experience in technology companies, including as a founder, former President and Chief Executive Officer and current Chairman of the Board and Chief Innovation Officer of Ixia

•	Outside board experience as a director of several privately held technology companies

•	Substantial telecommunications industry knowledge
     Atul Bhatnagar
•	Executive, business and operational experience in telecommunications industry, including as former senior sales executive of Nortel and as the current President and Chief Executive Officer of Ixia

•	Substantial telecommunications industry knowledge
     Laurent Asscher
•	Investor and shareholder in several public and privately held technology companies, including Ixia

•	Outside board experience as a director in several privately held technology companies

•	Executive, business and operational experience as President and Chief Executive Officer of Airtek Capital Group, S.A.
     Jonathan Fram
•	Private equity experience as a managing partner of Maveron III LLC, a venture capital fund

•	Outside board experience as a former director of Marchex, Inc.

•	Former President of Net2Phone

•	Financial experience as a former securities analyst
     Gail Hamilton
•	Executive, business and operational experience as a former senior executive of Symantec Corporation

•	Outside board experience as a director of public and privately held companies

•	Experience as chair of compensation committee for public company board

•	Strategic planning and business development experience at public technology companies
     Jon F. Rager
•	Outside board experience as a former director of Tekelec (1986-2007) and as a current director of several privately held technology companies

•	Broad financial experience, including career as a certified public accountant

•	Audit committee and compensation committee experience, including as Chairman of Ixia’s Audit Committee

Information Regarding our Board of Directors and its Committees
     Our Board of Directors held a total of 15 meetings during 2009 and acted once by unanimous written consent. The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic Planning Committee. During 2009, each of our directors attended at least 75% of the total of all Board meetings and meetings of Committees of which he or she was a member.
     We strongly encourage our Board members to attend our annual meetings of shareholders. All of our Board members attended our 2009 annual meeting of shareholders.
     Director Independence. Ixia’s directors meet the standards for director independence under listing standards established by The NASDAQ Stock Market LLC (“Nasdaq”) and under the rules of the Securities and Exchange Commission (“SEC” or “Commission”). An “independent director” means a person other than an executive officer or employee of Ixia, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For a director to be considered independent and among other criteria, the Board must affirmatively determine that neither the director nor an immediate family member of the director has had any direct or indirect material relationship with Ixia within the last three years.
     The Board considered relationships, transactions and/or arrangements between the Company and each of the directors in determining whether he or she was independent. The Board has affirmatively determined that each member of the Board, other than Messrs. Ginsberg and Bhatnagar, is an independent director under applicable Nasdaq listing standards and SEC rules. Messrs. Ginsberg and Bhatnagar do not meet the independence standards because each is an officer and employee of Ixia.
     The independent directors meet regularly in executive sessions without the presence of Messrs. Ginsberg and Bhatnagar or other members of Ixia’s management in connection with regularly scheduled Board meetings and from time to time as they deem necessary or appropriate.
     Board Leadership Structure. We have separated the positions of Chairman of the Board and Chief Executive Officer. Errol Ginsberg serves as our Chairman of the Board in addition to serving as Chief Innovation Officer, while Atul Bhatnagar serves as the Company’s President and Chief Executive Officer. Our Chief Executive Officer is responsible for the leadership, performance and strategic direction of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over Board meetings. Our Board determined that it was appropriate for Mr. Ginsberg to serve as Chairman of the Board following his resignation as the Company’s Chief Executive Officer in order to facilitate close cooperation and collaboration between Messrs. Ginsberg and Bhatnagar and that Mr. Ginsberg’s knowledge and experience with the Company as a founder and Chief Executive Officer would be valuable in his role as Chairman.
     The Board’s Role in Risk Oversight. As described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the “SEC”) in March 2010, we are subject to a number of significant risks. Management is responsible for the day-to-day assessment, monitoring and management of these risks, while the Board of Directors, as a whole and through its several committees, has responsibility for the oversight of risk management. Our Board of Directors and its committees work with our senior management to manage the various risks we face. As a part of its oversight role, our Board periodically reviews and discusses, both with and without management present, the assessment and management of the risks our Company faces and the importance and integral nature of risk management to the Company’s business strategy.

     To facilitate its oversight of our Company, our Board has delegated certain functions (including the oversight of risks related to these functions) to various Board committees. Our Audit Committee generally evaluates the risks related to our financial reporting process and oversees our general risk management processes. Our Compensation Committee evaluates the risks presented by our compensation programs and takes into account these risks when making compensation decisions. Our Nominating and Corporate Governance Committee evaluates whether our Board has the requisite core competencies to respond to the risks that we face, and our Strategic Planning Committee evaluates the risks associated with strategic transactions, such as mergers and acquisitions, under consideration by the Company. The roles and responsibilities of these committees are discussed in more detail below. Although the Board has delegated certain functions to various committees, each of these committees periodically reports to and solicits input from the full Board regarding its activities.
     Audit Committee. The current members of our Audit Committee are Messrs. Fram and Rager (Chair) and Ms. Hamilton. The Board has determined that each member of the Audit Committee is independent under current Nasdaq listing standards and SEC rules. In addition, the Board has determined that each member of the Audit Committee is financially literate for purposes of the Nasdaq listing standards, and that Mr. Rager qualifies as an audit committee financial expert within the meaning of applicable SEC regulations. During 2009, the Audit Committee met 12 times. The duties, responsibilities and operation of the Audit Committee are governed by a written charter approved by our Board, a copy of which is available on our website at www.ixiacom.com.
     The Audit Committee assists the Board in fulfilling its oversight responsibilities for financial matters. Specifically, the Audit Committee assists the Board in overseeing:
•	the integrity of our financial statements,

•	the qualifications and independence of our independent registered public accounting firm,

•	the performance of our independent registered public accounting firm,

•	the integrity of our systems of internal accounting and financial controls, and

•	our compliance with legal and regulatory requirements.
     The Audit Committee has sole authority for selecting, evaluating and, when appropriate, replacing our independent registered public accounting firm. The Committee meets privately, outside the presence of management, with our independent registered public accounting firm to discuss our internal accounting control policies and procedures. The Committee also reviews and approves in advance the services provided and fees charged by our independent registered public accounting firm.
     Compensation Committee. The current members of our Compensation Committee are Ms. Hamilton (Chair), and Messrs. Asscher, Fram and Rager. The Board has determined that each member of the Compensation Committee is independent under current Nasdaq listing standards. During 2009, the Compensation Committee met 11 times and acted once by unanimous written consent. The duties, responsibilities and operation of the Compensation Committee are governed by a written charter approved by our Board, a copy of which is available on our website at www.ixiacom.com.
     The Compensation Committee is responsible for overseeing and advising the Board with respect to our compensation and employee benefit plans and practices, including our executive compensation plans and our incentive compensation and equity-based plans other than our Amended and Restated Non-Employee Director Equity Incentive Plan. The Compensation Committee:
•	determines the compensation paid to our executive officers, including our President and Chief Executive Officer,

•	approves our executive officer and employee bonus plans,

•	administers our 2008 Equity Incentive Plan, including determining the persons to whom equity awards are granted and the terms of those awards,

•	administers our Amended and Restated 1997 Equity Incentive Plan, including determining prior to the May 2008 expiration of the plan the persons to whom equity awards were granted and the terms of those awards, and

•	recommends to the Board the compensation paid to non-employee directors for Board and committee service.
     The Compensation Committee has the authority in its discretion to retain independent compensation consultants and outside advisors to assist the Committee in carrying out its duties and responsibilities. In 2008, the Committee retained Semler Brossy Consulting Group, LLC to assist and advise it concerning various compensation matters, including executive compensation matters for 2009. In November 2009, the Compensation Committee retained Frederic W. Cook Co., Inc. as an independent compensation consultant to render advisory services with respect to the Company’s executive officer compensation program. See “Compensation Discussion and Analysis” below.
     Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are Messrs. Fram (Chair) and Rager and Ms. Hamilton. The Nominating and Corporate Governance Committee met once during 2009. The Nominating and Corporate Governance Committee also from time to time met informally to review Board and committee composition and related matters. The duties, responsibilities and operation of the Nominating and Corporate Governance Committee are governed by a written charter approved by our Board, a copy of which is available on our website at www.ixiacom.com.
     The Nominating and Corporate Governance Committee is responsible for:
•	recommending to the Board individuals qualified to serve as directors and as members of committees of the Board,

•	advising the Board with respect to Board composition, procedures, committees and related matters, and

•	overseeing the review and evaluation of the Board’s performance.
     The Nominating and Corporate Governance Committee is authorized to retain advisors and consultants, but did not retain any such advisors or consultants during 2009.
     The Nominating and Corporate Governance Committee recommends to the Board the slate of directors to be elected at our annual meetings of shareholders. The Nominating and Corporate Governance Committee considers candidates for director nominees recommended by our directors, officers and shareholders. The Nominating and Corporate Governance Committee discusses the required selection criteria and qualifications of director nominees based upon our Company’s needs at the time nominees are considered. Although there are no stated minimum criteria for director nominees, in evaluating director candidates, the Nominating and Corporate Governance Committee considers factors that are in the best interests of our Company and our shareholders, including, among others:
•	the knowledge, experience, integrity and judgment of possible candidates for nomination as directors,

•	the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which we desire to have represented on the Board, and

•	each candidate’s ability to devote sufficient time and effort to his or her duties as a director.

     The Nominating and Corporate Governance Committee believes that the Board should reflect a diversity of expertises, experiences, backgrounds and individuals. Our Board is composed of qualified individuals who possess a diverse mix of attributes that allows the Board to fulfill its responsibilities to the Company’s shareholders. Members of our Board have diverse educational and career backgrounds with broad experience in technology, finance and other areas of importance to the operations of the Company. We believe that our Board members have skills, experience and competencies that are relevant to our business and are willing to devote the time and effort necessary to be effective directors.
     If you wish to recommend a director candidate, please send the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302:
•	name of the candidate and a summary of the candidate’s background and qualifications,

•	contact information for the candidate and a document showing the candidate’s willingness to serve as a director if elected, and

•	a signed statement in which you give your current status as an Ixia shareholder and in which you indicate the number of shares of Ixia Common Stock that you beneficially own.
     The Nominating and Corporate Governance Committee makes a preliminary assessment of each proposed nominee based upon the candidate’s background and qualifications, an indication of the individual’s willingness to serve and other information. The Nominating and Corporate Governance Committee evaluates this information against the criteria described above and Ixia’s specific needs at that time. Based upon a preliminary assessment of the candidates, those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee determines which nominees to recommend to the Board to submit for election at the next annual meeting of shareholders. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.
     Strategic Planning Committee. The Strategic Planning Committee, whose members are Messrs. Asscher, Fram, Ginsberg (Chair) and Rager and Ms. Hamilton, met informally from time to time during 2009. Although the Strategic Planning Committee did not meet formally during 2009, the Board as a whole met several times during 2009 to discharge the duties and responsibilities of the Strategic Planning Committee. During such meetings, the Board, including members of the Strategic Planning Committee, discussed significant strategic initiatives then under consideration by the Company, including the acquisition of Catapult Communications Corporation and the N2X division of Agilent Technologies. The Strategic Planning Committee assists and advises the Company’s management with respect to corporate development activities outside the ordinary course of the Company’s business and strategic alternatives under consideration from time to time by the Company. The duties, responsibilities and operation of the Strategic Planning Committee are governed by a written charter approved by our Board, a copy of which is available on our website at www.ixiacom.com.

Compensation of Directors
     The following table shows compensation information for Ixia’s non-employee directors for 2009:
Director Compensation for 2009

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Laurent Asscher	$89,000	$24,360	$113,360
Jonathan Fram	125,000	24,360	149,360
Gail Hamilton	126,000	24,360	150,360
Jon F. Rager	133,000	24,360	157,360

(1)	Because Messrs. Ginsberg and Bhatnagar served concurrently as executive officers of the Company and members of the Board in 2009, they did not receive any compensation in their capacity as members of the Board. Information concerning the compensation paid to Messrs. Ginsberg and Bhatnagar as executive officers is set forth in the “Summary Compensation Table” below.

(2)	Amounts shown reflect the aggregate grant date fair value of restricted stock units (“RSUs”) computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (formerly known as FASB Statement 123R) for the RSUs granted to such directors upon their re-election to the Board at the 2009 annual shareholders meeting. The grant date fair value of each stock award is measured based on the closing sales price of our Common Stock on the date of grant as reported on the Nasdaq Global Select Market. As of December 31, 2009, each of our then serving non-employee directors held RSUs covering 2,000 shares, except Laurent Asscher who held RSUs covering 8,334 shares.
     The table below sets forth the amounts we currently pay to our non-employee directors as quarterly retainers and meeting attendance fees. The current amounts are the same as the amounts that were paid in 2009.
Non-Employee Director Retainer and Meeting Attendance Fees

					Nominating and	Strategic
			Audit	Compensation	Corporate Governance	Planning
Retainers and Fees	Board of Directors		Committee	Committee	Committee	Committee
Quarterly Retainer	$8,750		$2,500	$2,250	$1,250	$1,250
(non-Chair)
Quarterly Retainer	N/A	*	5,000	3,000	1,750	N/A *
(Chair)
Meeting Attendance	2,000		1,500	1,000	1,000	1,000
Fees

*	Mr. Ginsberg currently serves as Chairman of the Board and Chair of the Strategic Planning Committee, but does not receive any retainer or meeting attendance fees because he is also an officer and employee of the Company.
     Effective April 1, 2009, no fees are paid to Committee members for attending a Committee meeting that is held on the same day as a Board meeting.
     The total amount of cash compensation paid to all non-employee directors for 2009 was $473,000. We also reimburse all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.
     Directors who are not Ixia employees are ineligible to participate in our equity incentive plans for employees. Under our Amended and Restated Non-Employee Director Equity Incentive Plan (the “Director Plan”), commencing in 2007, each non-employee director re-elected at an annual meeting of our shareholders automatically receives restricted stock units (“RSUs”) covering 4,000 shares of Ixia Common Stock. The RSUs vest in four equal quarterly installments. Directors who are elected or appointed to our Board for the first time receive 14,000 RSUs if they are elected or appointed on the date of an annual meeting of shareholders. If a director joins our Board on any date other than the date of an annual meeting, he or she receives a number of RSUs equal to 10,000 plus a pro rata portion of 4,000 based on the number of months that have elapsed since our most recent annual meeting of shareholders. The RSUs awarded to new directors vest in eight equal quarterly installments over two years.
     In accordance with the terms of the Director Plan, Messrs. Asscher, Fram and Rager and Ms. Hamilton were each awarded 4,000 RSUs which vest in four equal quarterly installments upon their re-election to the Board at our 2009 annual meeting of shareholders. In connection with Laurent Asscher’s appointment to the Board in October 2008, he was awarded 12,667 RSUs under the Director Plan which vest in eight equal installments over two years. If re-elected to the Board at the Annual Meeting, Messrs. Asscher, Fram and Rager and Ms. Hamilton will each automatically receive 4,000 RSUs on the date of the Annual Meeting. The RSUs will vest in four equal quarterly installments over one year. The Director Plan will expire by its terms in September 2010. If the proposed amendment to our 2008 Equity Incentive Plan is approved by our shareholders at the Annual Meeting, then our directors will be included as persons to whom equity incentive awards may be granted under the 2008 Plan. See “Proposal 3 — Approval of Amendment to 2008 Equity Incentive Plan.”
Shareholder Communications with the Board of Directors
     We have implemented a process by which our shareholders may send written communications to the Board’s attention. Any shareholder wishing to communicate with the Board, any of its Committees or one or more of its individual directors, may do so by sending a letter addressed to the Ixia Board of Directors, the particular Committee or the individual director(s), c/o Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302. We have instructed the Corporate Secretary to promptly forward all communications so received directly to the full Board, the Committee or the individual Board member(s) specifically addressed in the communication.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
     The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.
     All members of the Audit Committee are independent directors under current Nasdaq listing standards and meet applicable financial experience requirements. The duties, responsibilities and operation of the Audit Committee are governed by a charter, a copy of which is available on our website at www.ixiacom.com.
     The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. Our management has the primary responsibility for Ixia’s financial statements and the financial reporting process, including internal controls, and is responsible for reporting on the effectiveness of our internal control over financial reporting. Our management is responsible for the preparation, presentation and integrity of our consolidated financial statements and financial reporting and control processes and procedures, including our system of internal control over financial reporting and our disclosure controls and procedures. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. In addition, PricewaterhouseCoopers LLP is responsible for expressing an opinion on the effectiveness of our internal control over financial reporting.

     In the performance of our oversight function, we have reviewed and discussed the Company’s audited consolidated financial statements with our management and PricewaterhouseCoopers LLP. We discussed with our management and with PricewaterhouseCoopers LLP their judgments as to both the quality and the acceptability of our accounting principles, the reasonableness of significant judgments reflected in the consolidated financial statements and the clarity of the disclosures in such financial statements. During 2009, we continued to monitor the progress and results of the testing pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 of our internal control over financial reporting. As part of our oversight responsibilities, we met periodically with PricewaterhouseCoopers LLP, separately and with management present, to discuss the adequacy and effectiveness of the Company’s internal control over financial reporting and the quality of its financial reporting process.
     We have also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have also discussed with PricewaterhouseCoopers LLP the other matters that are required to be discussed by an independent registered public accounting firm with an audit committee under the standards of the Public Company Accounting Oversight Board. We have also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications of PricewaterhouseCoopers LLP with the Audit Committee concerning independence, and we have discussed with PricewaterhouseCoopers LLP its independence from Ixia.
     Our management and PricewaterhouseCoopers LLP have more resources and time, and more detailed knowledge and information regarding our accounting, auditing, internal control and financial reporting practices, than we do. We rely without independent verification on the information provided to us and on the representations made by management and by PricewaterhouseCoopers LLP. Accordingly, our oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions referred to above do not assure that the audit of our consolidated financial statements has been carried out in accordance with generally accepted auditing standards, that the consolidated financial statements are presented in conformity with generally accepted accounting principles, or that PricewaterhouseCoopers LLP is in fact “independent.”
     Based upon the review and discussions described in this report, and subject to the limitations on our role and responsibilities described above and in our Charter, we recommended to the Board of Directors that Ixia’s audited consolidated financial statements be included in Ixia’s Annual Report on Form 10-K for the year ended December 31, 2009 as filed with the SEC in March 2010.
AUDIT COMMITTEE
Jon F. Rager, Chairman
Jonathan Fram
Gail Hamilton

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT
     The following table summarizes information regarding beneficial ownership of our Common Stock as of April 1, 2010 by: (a) each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, (b) each of our directors, (c) each of the executive officers named in the Summary Compensation Table below, and (d) all of our current executive officers and directors as a group:

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Laurent Asscher	13,121,500	(2)	20.5%
c/o Ixia 26601 W. Agoura Road Calabasas, CA 91302
Addington Hills Ltd.	11,983,500	(3)	18.7
Bayside Executive Park, Building No. 1 West Bay Street, P.O. Box N-4837 Nassau, Bahamas
Errol Ginsberg	5,179,393	(4)	8.1
c/o Ixia 26601 W. Agoura Road Calabasas, CA 91302
Wells Fargo & Company	5,168,498	(5)	8.1
420 Montgomery Street San Francisco, California 94163
T. Rowe Price Associates, Inc.	4,418,100	(6)	6.9
100 E. Pratt Street Baltimore, Maryland 21202
Cadian Capital Management, LLC	3,564,076	(7)	5.6
461 Fifth Avenue, 24th Floor New York, New York 10017
Jon F. Rager	467,000	(8)	*
Atul Bhatnagar	315,469	(9)	*
Thomas B. Miller	301,322	(10)	*
Victor Alston	121,969	(11)	*
Alan Grahame	90,726	(12)	*
Jonathan Fram	43,353	(13)	*
Gail Hamilton	43,353	(14)	*
Executive officers and directors as a group	20,700,089	(15)	31.8
(13 persons)

*	Less than one percent.
(footnotes continue on next page)

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)	Based on a Schedule 13D filed on March 10, 2010, wherein Katelia Capital Group Ltd. (“Katelia Capital”), as the record owner of the shares, The Katelia Trust, as the beneficial owner of Katelia Capital, Butterfield Trust (Switzerland) Limited, as trustees of The Katelia Trust, and Laurent Asscher, as an advisor to Katelia Capital, reported that, as of March 2, 2010, they shared voting and dispositive power as to 13,108,000 of such shares. Also includes 10,916 shares owned by Mr. Asscher as to which he has sole voting and dispositive power and 2,584 shares subject to RSUs held by Mr. Asscher which vest within 60 days after April 1, 2010. Mr. Asscher is a director of the Company. The address of Katelia Capital is Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands.

(3)	Based on a Schedule 13G filed on March 10, 2010, wherein Addington Hills Ltd. (“Addington”), as the record owner of the shares, The Tango Trust, as the beneficial owner of the equity interest in Addington, and Pictet Overseas Trust Corporation Limited, as trustees of The Tango Trust, reported that as of March 2, 2010, they shared voting and dispositive power as to these shares.

(4)	Includes 4,827,986 shares held by the Errol Ginsberg and Annette R. Michelson Family Trust, of which Mr. Ginsberg and Annette R. Michelson are trustees and as to which shares they share voting and investment power. Ms. Michelson is the wife of Mr. Ginsberg. Also includes 331,250 shares subject to options held by Mr. Ginsberg which are exercisable or become exercisable within 60 days after April 1, 2010.

(5)	Based on an Amendment No. 1 to Schedule 13G filed on January 26, 2010 by Wells Fargo & Company on behalf of itself and its subsidiaries, Wells Capital Management Incorporated (“Wells Capital”), Wells Fargo Funds Management, LLC, Wells Fargo Bank, N.A., and Wachovia Bank, N.A., wherein Wells Fargo & Company reported that, as of December 31, 2009, it had sole voting power as to 3,608,667 of such shares, sole dispositive power as to 5,163,828 of such shares, and shared dispositive power as to 3,970 of such shares. Wells Capital reported that as of such date it had sole voting power as to 1,539,894 of such shares and sole dispositive power as to 5,143,508 of such shares.

(6)	Based on an Amendment No. 1 to Schedule 13G filed on February 12, 2010 by T. Rowe Price Associates, Inc. (“T. Rowe Price”), wherein T. Rowe Price reported that, as of December 31, 2009, it had sole voting power as to 1,523,200 of such shares and sole dispositive power as to 4,418,100 of such shares. These shares are owned by various individual and institutional investors for whom T. Rowe Price serves as investment advisor with power to direct investments and/or sole power to vote the shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, T. Rowe Price is deemed to be a beneficial owner of such shares; however, T. Rowe Price expressly disclaims that it is the beneficial owner of such shares.

(7)	Based on an Amendment No. 1 to Schedule 13G filed on February 16, 2010 by Cadian Capital Management, LLC and Eric Bannasch wherein they reported that as of December 31, 2009, they shared voting power and dispositive power as to all such shares.

(8)	Includes 451,000 shares held by the Rager Family Trust, of which Mr. Rager and his wife are trustees and as to which shares they share voting and investment power. Also includes 15,000 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after April 1, 2010 and 1,000 shares subject to RSUs held by Mr. Rager which vest within 60 days after April 1, 2010.

(9)	Includes 287,500 shares subject to options held by Mr. Bhatnagar which are exercisable or become exercisable within 60 days after April 1, 2010 and 1,562 shares subject to RSUs held by Mr. Bhatnagar which vest within 60 days after April 1, 2010.

(10)	Includes 68,625 shares subject to options held by Mr. Miller which are exercisable or become exercisable within 60 days after April 1, 2010 and 1,250 shares subject to RSUs held by Mr. Miller which vest within 60 days after April 1, 2010.

(11)	Includes 82,500 shares subject to options held by Mr. Alston which are exercisable or become exercisable within 60 days after April 1, 2010 and 4,875 shares subject to RSUs held by Mr. Alston which vest within 60 days after April 1, 2010.

(12)	Includes 81,875 shares subject to options held by Mr. Grahame which are exercisable or become exercisable within 60 days after April 1, 2010 and 1,093 shares subject to RSUs held by Mr. Grahame which vest within 60 days after April 1, 2010.

(13)	Includes 31,353 shares subject to options held by Mr. Fram which are exercisable or become exercisable within 60 days after April 1, 2010 and 1,000 shares subject to RSUs held by Mr. Fram which vest within 60 days after April 1, 2010.

(14)	Includes 31,353 shares subject to options held by Ms. Hamilton which are exercisable or become exercisable within 60 days after April 1, 2010 and 1,000 shares subject to RSUs held by Ms. Hamilton which vest within 60 days after April 1, 2010.

(15)	Includes 1,222,204 shares subject to options and 20,926 shares subject to RSUs held by current executive officers and directors as a group, which options are exercisable or become exercisable within 60 days after April 1, 2010 and which RSUs vest within 60 days after April 1, 2010.

EXECUTIVE OFFICERS
     Our executive officers and certain information about them as of April 1, 2010 are described below:

Name	Age	Position(s)
Errol Ginsberg	54	Chairman of the Board and Chief Innovation Officer
Atul Bhatnagar	52	President, Chief Executive Officer and a Director
Thomas B. Miller	54	Chief Financial Officer
Victor Alston	38	Senior Vice President, Product Development
Ronald W. Buckly	58	Senior Vice President, Corporate Affairs and General Counsel
Alan Grahame	57	Senior Vice President, Worldwide Sales
Walker H. Colston, II	49	Vice President, Engineering Operations
Raymond de Graaf	43	Vice President, Operations
Christopher L. Williams	49	Vice President, Human Resources
     The Board appoints our executive officers, who then serve at the discretion of the Board. For information concerning Messrs. Ginsberg and Bhatnagar, see “Election of Directors — Nominees” above.
     Mr. Miller has served as Chief Financial Officer of the Company since March 2000.
     Mr. Alston joined the Company as Vice President, Application Development in August 2004. He became Vice President, Engineering in April 2006 and was appointed as an executive officer (in that position) in June 2006. In June 2007, Mr. Alston assumed his present position of Senior Vice President, Product Development.
     Mr. Buckly joined the Company as Senior Vice President, Corporate Affairs and General Counsel in April 2007. From April 1998 until January 2004, Mr. Buckly served as General Counsel of Tekelec, a provider of telecommunications equipment, where he most recently served as Senior Vice President, Corporate Affairs and General Counsel from January 2004 until December 2006. He has also served as the Company’s Corporate Secretary since its formation in May 1997.
     Mr. Grahame joined the Company as Senior Vice President, Worldwide Sales in November 2007. From November 1999 until joining the Company, Mr. Grahame held a number of senior sales positions at Agilent Technologies, where he most recently served as Worldwide Vice President for Customer Operations for Agilent’s Operational Support Systems Group and was responsible for that group’s worldwide sales, services and support.
     Mr. Colston joined the Company as Senior Director, Engineering Operations in June 2003. He became Vice President, Engineering Operations in June 2004 and was appointed as an executive officer in that position in June 2006.
     Mr. de Graaf joined the Company as Vice President, Operations in January 2008. From June 2004 until joining the Company, Mr. de Graaf served as Vice President and General Manager of Precision Communications, a vendor of telecommunications network products and services.
     Mr. Williams joined the Company as Vice President, Human Resources in August 2008. From March 2007 until joining the Company, Mr. Williams served as Vice President, Human Capital of Helio, LLC, a wireless telecommunications carrier. From March 2003 until January 2007, he served as a Vice President of Human Resources of Yahoo! Inc., an Internet service provider.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
     Our Board of Directors (“Board”) has delegated to our Compensation Committee (“Committee”) the responsibility for determining, administering and overseeing the compensation program for our executive officers, including our compensation and benefit plans and practices. Under our Compensation Committee Charter, the Committee is responsible for approving the base salaries, bonus opportunities and other terms of each executive officer’s employment with the Company, approving cash bonus plans, recommending to our Board of Directors the terms of our equity-based incentive plans and severance plans, and administering our equity incentive plans and approving the equity incentive grants thereunder to our executive officers and other employees. The Committee periodically reports to our Board on executive officer compensation matters, and Board members and executive officers, including our President and Chief Executive Officer and other officers when appropriate, are invited from time to time to attend Committee meetings.
     The members of our Compensation Committee currently are Ms. Hamilton (Chair), and Messrs. Asscher, Fram and Rager, all of whom qualify as independent directors under the listing standards of The NASDAQ Stock Market LLC and satisfy applicable standards of independence under federal securities and tax laws. Our Compensation Committee meets on a regular basis, at least bi-monthly (i.e., typically on the first Thursday of every other calendar month), to perform its duties and from time to time as needed.
     Although Mr. Ginsberg has served as a member of our Board of Directors since 1997 and as Chairman of the Board since January 1, 2008, during his tenure as the Company’s Chief Executive Officer (until March 2008, when he assumed his current position as Chief Innovation Officer), he did not participate in any discussions or decisions of our Board or the Committee regarding the setting of his salary or other compensation, the award of any bonus or the grant of any equity incentive to him or other compensation matters that directly affected him. While serving as a director and as the Company’s Chief Executive Officer, Mr. Ginsberg did, and as Chairman of the Board, he is expected to continue to, participate in discussions and decisions of the Board and in discussions with the Committee with respect to compensation matters generally and the compensation of executive officers other than himself.
     Although Atul Bhatnagar was appointed as our President and Chief Executive Officer to succeed Mr. Ginsberg, and also serves as a member of our Board, he does not participate in discussions or decisions of our Board or of the Committee regarding the setting of his salary or other compensation, the award of any bonus or grant of any equity incentives to him or other compensation matters that may directly affect him. As a director and the Chief Executive Officer of Ixia, Mr. Bhatnagar is expected to participate in decisions and discussions of the Board and the Committee and to make recommendations with respect to compensation matters generally and the compensation of executive officers other than himself.
     The philosophy and principal objectives of our executive officer compensation program are:
•	to provide competitive compensation to ensure our success in attracting, motivating and retaining highly qualified, experienced individuals to manage and lead our Company,

•	to link their short-term cash incentives to the achievement of measurable Company financial performance goals and individual objectives,

•	to link their long-term incentives to our stock price performance and/or the achievement of measurable Company financial performance goals,

•	to align their interests with the long-term interests of our shareholders, and

•	to reward our executives for creating shareholder value, including by improving our stock price performance.
     In carrying out its duties and responsibilities, the Committee has the authority in its discretion to retain independent compensation consultants and outside advisors to assist the Committee.
     Our Committee retained Semler Brossy Consulting Group, LLC (“Semler Brossy”) as an independent compensation consultant to assist and advise the Committee with respect to various executive compensation matters for 2009. Semler Brossy reported directly to the Committee and provided assistance to the Committee in evaluating and structuring the Company’s executive compensation program. Specifically, the Committee retained Semler Brossy to conduct a competitive market check of our compensation program and to advise the Committee with respect to the compensation practices of similarly sized technology companies, to provide technology industry and peer group compensation information for executive officers and to advise with respect to executive compensation practices and trends. Semler Brossy assisted the Committee in assessing competitive compensation levels and in setting compensation levels for our executive officers in 2009. For purposes of evaluating competitive compensation practices, the Compensation Committee, with assistance from Semler Brossy, identified objective criteria to select a peer group and in early 2010 updated the 2009 peer group based on information provided by Semler Brossy in late 2009. The Company’s Vice President, Human Resources and the Human Resources Department provide support to the Committee and Semler Brossy. The Committee also consulted with Semler Brossy in connection with the Committee’s decision not to increase base salaries and not to adopt an executive officer bonus plan for 2009, the use and grant of equity incentives in 2009, and the amendment and restatement of our Officer Severance Plan effective January 1, 2009. No member of our Board of Directors or any named executive officer has an affiliation with Semler Brossy, and Semler Brossy does not provide any services directly to the Company or its management.
     In November 2009, the Compensation Committee retained Frederic W. Cook Co., Inc. (“FWC”) as an independent compensation consultant to render advisory services to the Committee with respect to the Company’s executive officer compensation program. Specifically, the Committee retained FWC to conduct an independent review and assessment of the Company’s executive officer compensation program, to advise the Committee regarding the competitiveness of our executive officer compensation program, to provide industry and peer group compensation information for executive officers and to advise the Committee with respect to executive compensation practices, trends, regulatory matters and external market factors. FWC assisted the Committee in evaluating and structuring compensation packages for the Company’s executive officers, in providing information concerning competitive compensation levels and mix (for example, the proportion of salary, bonus and equity compensation) and in setting compensation levels for our executive officers in 2010. The Compensation Committee and the Board have also consulted with FWC in connection with the design of our 2010 Executive Officer Bonus Plan and our employee bonus plan, both of which were adopted in April 2010, and in connection with the grant of equity incentives to our named executive officers in March 2010. No member of the Board of Directors or any named executive officer has an affiliation with FWC, and FWC does not provide any services directly to the Company or its management.
     Although the Committee considers the advice of our independent compensation consultants to be an important factor in the review and determination of executive compensation and in the review and establishment of executive compensation programs and plans, the Committee is not bound by and may not always accept the recommendations of our independent consultants.

     In determining the appropriate levels of compensation with respect to each component of our compensation program for 2009 and 2010, the Compensation Committee considered executive compensation survey information (e.g., the Radford Executive Survey for high technology companies which included compensation information for more than 30 companies in the network products/services and telecommunications sectors with annual revenues comparable to Ixia’s) and also considered and compared aspects of our executive compensation program to the executive compensation practices and programs of members of the applicable peer group. The use of surveys and peer group information helps the Committee evaluate the competitive positioning of our compensation arrangements for our named executive officers, assists the Committee in establishing certain compensation targets and helps to serve as a point of reference in structuring our officer compensation packages. Our peer group comprises a number of companies in the high technology industry with comparable revenues and/or market capitalization and includes many companies with which Ixia competes for executive talent. For 2009, our selected peer group consisted of the following companies:

ADTRAN	Cohu	Sonus Networks
Airvana	Emulex	Sycamore Networks
Aruba Networks	F5 Networks	Tekelec
BigBand Networks	Oplink Communications
Blue Coat Systems	Shore Tel
     The Compensation Committee reviews and approves the peer group list annually. Based on this review, and based on the belief that the companies comprising the peer group should be high technology companies that are comparable in terms of revenues, size, market capitalization and complexity and with whom the Company competes for executive talent, Airvana and Sycamore Networks were removed from, and Keynote Systems, NetScout Systems and Riverbed Technology were added to, our peer group in 2010. The Compensation Committee used the updated peer group to guide its compensation decisions for 2010. Our selected peer group presently consists of the following companies:

ADTRAN	Emulex	Riverbed Technology
Aruba Networks	F5 Networks	Shore Tel
BigBand Networks	Keynote Systems	Sonus Networks
Blue Coat Systems	NetScout Systems	Tekelec
Cohu	Oplink Communications
     Although we do not believe that it is appropriate to establish compensation levels based solely on peer group or survey comparisons, we do believe that peer group data and compensation survey information are among the many relevant factors we should consider in determining the competitiveness and reasonableness of the elements of our executive compensation program. We recognize that our executive compensation program must compare favorably with the compensation programs of those companies with which we compete for employees. The Committee reviews and considers this information when making decisions regarding executive compensation. We believe that the nature of the Company’s business and the environment in which it operates require us to retain flexibility in setting compensation based on a consideration of all facts and circumstances relating to our business and each executive officer.
     In 2009 the Compensation Committee sought to position total annual direct compensation (which for 2009 consisted of base salary and equity incentives) for the Company’s executive officers at or slightly above the 50th percentile of our peer group. Due primarily to the lack of an executive officer bonus plan for 2009, the Committee believes that total annual cash compensation for 2009 was below the 50th percentile of total cash compensation paid by our peer group. For 2010, the Compensation

Committee sought as a general rule to position the total annual direct compensation for the Company’s executive officers at or slightly above the median of total direct compensation payable to executive officers at comparable companies according to survey and peer group information, with an opportunity to earn above median compensation (i.e., between the 50th and 75th percentiles of total direct compensation) if certain financial objectives were achieved under the 2010 Executive Officer Bonus Plan and/or the performance-based stock options awarded in March 2010 to the executive officers.
     In determining and recommending compensation for our executive officers, including our named executive officers, and in addition to peer group and compensation survey information, our Committee considers an executive officer’s individual responsibilities and performance, how those responsibilities compare to those of our other executive officers and whether, based on responsibilities and performance, there is internal relative pay equity among our executive officers. For each named executive officer, our goal is to fairly compensate the officer with a guaranteed base salary and then to accomplish motivational and retention objectives with annual bonus opportunities and meaningful long-term equity incentive compensation.
     Our Committee periodically meets with our Chief Executive Officer and other members of management to discuss and obtain recommendations with respect to our Company’s compensation practices and programs for its executive officers and employees, but we do not discuss with our Chief Executive Officer matters involving or affecting his own compensation. Although our management may make recommendations and proposals to the Committee for its consideration regarding the base salaries, short-term incentives, long-term equity incentives, severance benefits and other benefits for our executives, neither the Board nor the Committee is bound by or always accepts management’s recommendations and proposals. The Compensation Committee from time to time also seeks the advice of our independent compensation consultants regarding certain management compensation-related proposals and periodically meets in executive session without members of management present.
     The principal components of our executive compensation program are:
•	base salary,

•	short-term or annual incentives in the form of cash bonuses,

•	long-term equity incentives in the form of stock options and/or restricted stock units,

•	severance and change-in-control benefits, and

•	other benefits, such as health and disability insurance, 401(k) Plan and life insurance.
     Our executive compensation program incorporates these components because our Committee considers the combination of these components to be necessary and effective in order to provide a fair and competitive total compensation package to our executive officers and to meet the other principal objectives of our executive compensation program.
     Our Committee also believes that a substantial portion of an executive officer’s annual compensation should be “at risk” in order to motivate executive officers to attain Committee-approved goals and create shareholder value. Thus, a substantial portion of each executive officer’s annual compensation is variable and dependent upon the achievement of pre-established financial goals and individual performance objectives and the Company’s stock price performance.
     Our Compensation Committee periodically reviews our compensation policies, practices and programs to help ensure that they do not encourage excessive risk taking by our executive officers and employees. In structuring the executive officers’ compensation program for 2010, the Compensation Committee, with the assistance of FWC, assessed the risks arising from the Company’s compensation program and concluded that such risks are not reasonably likely to have a material adverse effect on the

Company. We believe that excessive risk taking by our executive officers and employees is not encouraged by the Company’s compensation programs for the following reasons:
•	Our incentive plans appropriately balance between short-term and long-term performance and cash and equity compensation, with a meaningful percentage focused on long-term equity compensation.

•	Our incentive programs pay for performance against financial targets that include a profit metric and are set to be challenging yet achievable in order to motivate a high degree of business performance over one to two years.

•	The Company Bonuses that are payable under our 2010 Executive Officer Bonus Plan are set at competitive levels and are based on the Company’s achievement of certain financial performance goals, and the maximum annual bonuses are capped at 81% to 135% of an executive officer’s annual base salary. The Compensation Committee approves the financial goals, and the Plan balances its focus between top-line revenue growth and bottom-line operating income. The Company has implemented internal controls, oversight and other safeguards that help detect and discourage behavior involving excessive risk taking by its employees.

•	2010 long-term compensation consists of a mix of “time-based” and “performance-based” nonstatutory stock options (“NSOs”). Performance-based NSOs vest no earlier than two years after the date of grant and are only earned if the Company achieves certain two-year financial objectives, thus serving both a retention and a longer term performance function. Both performance-based and time-based stock options have exercise prices equal to the closing sales price on the date of grant and therefore only have value if our share price increases, thus aligning our executive officers’ interests with the interests of our shareholders. The two-year to four-year vesting periods for performance-based options increase the emphasis on long-term, rather than short-term, price growth.

•	To reinforce our commitment to ethical conduct and discourage excessive risk taking, Ixia’s 2010 Executive Officer Bonus Plan includes a “clawback” provision which states that the Compensation Committee has the absolute right not to pay, to delay the payment of or to recover all or a portion of any bonus awarded to an officer under such plan if the Company’s 2010 financial statements are restated.

•	Ixia’s long-term incentive performance-based NSOs include a “clawback” provision which states that if the Company restates its financial statements for any reason for 2010 and/or 2011, then all unearned and/or unvested options will be automatically cancelled and forfeited for no value.
     The market for talented, qualified and experienced executives is intensely competitive. We seek to hire only highly qualified executives to manage our Company. Our philosophy is to pay for performance and to provide a total compensation program to our executive officers that is attractive and competitive overall with the compensation programs offered to executives at the companies with whom we compete for executive talent. We believe that the elements of our executive compensation program are in the aggregate generally competitive with the overall compensation programs of those companies with whom we compete for executive talent and that our executive compensation is adjusted appropriately to take into account the Company’s operating and stock price performance.

Base Salaries
     Our Committee is responsible for setting and approving base salaries for all executive officers. We view base salaries as an opportunity for executive officers to earn a portion of their cash compensation for the services they perform that is not subject to the risk of the Company’s financial performance.
     In determining base salaries (including any subsequent adjustments thereto), our Committee reviews each executive officer’s base salary and considers base salary and other compensation information for various high technology companies with whom we compete for executive talent, including companies in the network communications test systems industry, and in our peer group that is available from compensation surveys and various other sources. The Committee also takes into account each officer’s position, scope of responsibilities, experience, qualifications, skills and individual contributions and performance, the other components of an officer’s compensation package (e.g., bonus opportunity and equity incentives), our need to hire or retain a specific individual, internal relative pay equity and competitive conditions and considers our financial results and condition as well as our growth in revenues and earnings. In addition, the Committee considers compensation data that was publicly available for companies in our peer group and in the Radford Executive Survey for high technology companies.
     Due to the highly competitive nature of the market for executive talent and consistent with our compensation philosophy, we generally position our executive officer base salaries at approximately the median of base salaries payable to executive officers at comparable companies according to survey and peer group information, although within our judgment and discretion, we may also consider other relevant information. In addition, the Committee annually reviews and adjusts, as it deems appropriate, the base salaries of our executive officers in order to align salaries at or about median market levels.
     2009 Base Salaries. Based on a review of each executive officer’s 2008 annual base salary and competitive market conditions, among other factors, and in an effort to control operating expenses in the 2009 challenging and uncertain economic and business environment, in February 2009 the Compensation Committee decided not to adjust executive officer base salaries from their 2008 levels. Accordingly, the base salaries payable to the Company’s named executive officers for 2009 remained the same as the base salaries in 2008 and were as follows:

Named	2009
Executive Officer	Base Salary
Atul Bhatnagar	$390,000
Errol Ginsberg	360,000
Thomas B. Miller	262,500
Victor Alston	275,000
Alan Grahame	275,000
     Although the 2009 base salaries were not adjusted from 2008 levels, the Committee believed that the 2009 base salary rates were generally aligned at or about the median market levels targeted by the Compensation Committee and were sufficiently competitive when compared to market data.

2010 Base Salaries
     Effective April 1, 2010, our Compensation Committee adjusted the base salaries payable to the Company’s named executive officers and Atul Bhatnagar from their 2009 base salary levels, as follows:

			% Increase of
Executive	2009	2010	2010 Base Salary
Officer	Base Salary	Base Salary	over 2009 Base Salary
Atul Bhatnagar	$390,000	$410,000	5.1%
Errol Ginsberg	360,000	375,000	4.2
Thomas B. Miller	262,500	275,000	4.8
Victor Alston	275,000	290,000	5.5
Alan Grahame	275,000	285,000	3.6
     The Compensation Committee believes the 2010 adjustments to the base salaries for the named executive officers are consistent with the Company’s philosophy that base salaries of the named executives should be at approximately the median market levels targeted by the Committee, while also taking into consideration additional factors including internal relative pay equity and each officer’s position, tenure with the Company, historical compensation, responsibilities and job performance.
Cash Bonuses
     Our Compensation Committee believes that a significant portion of each executive officer’s annual cash compensation should be variable and paid in the form of cash bonuses that are directly tied to and reward the achievement of the Company’s financial performance goals and an executive officer’s achievement of his/her individual objectives. Although the Compensation Committee decided not to adopt bonus plans for our officers and employees in 2009, it reinstituted bonus plans for 2010 principally because the Committee believes that the payment of cash bonuses based in part on the Company’s achievement of financial performance objectives, specifically revenue and adjusted operating income goals, contributes to both the Company’s short-term and long-term financial performance and shareholder value. An officer’s bonus opportunity varies based on the officer’s position and responsibilities. Generally, the higher the position and the level of responsibility that an executive officer has, the greater the percentage of that officer’s target total cash compensation that consists of an opportunity to earn incentive cash bonuses.
     2009 Bonuses. For 2009, the Committee decided in early 2009 not to approve any formal bonus plans for the Company’s executive officers or employees in an effort to control the Company’s operating expenses in a challenging and uncertain economic environment, after consideration of the then current business outlook and in recognition of the difficulty of forecasting or estimating financial targets at that time. Notwithstanding this decision, the Committee believes that its decision not to implement incentive bonus plans for 2009 did not substantially affect the overall competitiveness of the Company’s compensation packages for its officers, particularly in light of the equity incentive grants awarded that year. In the first quarter of 2010, however, the Company approved a bonus pool in the aggregate amount of $202,000 for the Company’s executive officers in recognition of the Company’s financial results achieved for fiscal 2009, its financial condition, the Company’s acquisition and integration of Catapult Communications Corporation and the Agilent N2X business unit in 2009, and other contributions by the management team to the Company’s business and future prospects. Of the $202,000 bonus pool set aside for the Company’s executive officers for 2009, the Compensation Committee awarded discretionary bonuses to Messrs. Bhatnagar, Ginsberg, Miller, Alston and Grahame of $44,000, $28,000, $20,000,

$20,000 and $20,000, respectively. The amounts awarded to the executive officers (other than Messrs. Bhatnagar and Ginsberg) were based in part on recommendations made by Mr. Bhatnagar.
     2010 Bonuses. In April 2010, our Committee approved our 2010 Executive Officer Bonus Plan (the “2010 Bonus Plan”) under which our executive officers are eligible to earn cash bonuses based on their individual target bonus opportunities (established as a percentage of an officer’s base salary, which is 100% in the case of Mr. Bhatnagar, 70% in the case of Mr. Ginsberg, and 60% in the case of all other executive officers eligible to participate in the 2010 Bonus Plan). Each executive officer is eligible to earn both a Company bonus and an individual bonus. The annual bonus is based on the degree to which the Company achieves annual revenue and adjusted operating income goals for 2010 which were approved by the Compensation Committee (a “2010 Company Bonus”), while the individual bonus is based on the degree to which an executive officer achieves certain individual objectives assigned to him for 2010 and approved by our Committee (a “2010 Individual Bonus”). The individual officers’ bonus opportunities reflect our philosophy and goal to target total cash compensation for the named executive officers generally at or above the median of total cash compensation of the named executive officers of our peer group companies, but only when annual business plan financial goals are achieved. The bonus opportunity percentages also reflect the Committee’s objective of having a higher percentage of the Chief Executive Officer’s and Chief Innovation Officer’s target cash compensation consist of incentive compensation rather than fixed salary.
     Under our 2010 Bonus Plan, for each executive officer, 75% of the 2010 total target bonus opportunity is based on the Company’s 2010 financial performance (i.e., the 2010 Company Bonus), and 25% of the 2010 total target bonus opportunity is based on the officer’s achievement of individual objectives (i.e., the 2010 Individual Bonus). The 75%/25% apportionment of the total bonus opportunity between the achievement of Company financial performance goals and an officer’s individual objectives (i.e., between the Company Bonuses and the Individual Bonuses) reflects the Committee’s desire to align our cash incentive compensation primarily with the overall annual operating performance of the Company which we believe will ultimately contribute to value creation for our shareholders.
     Under the terms of our 2010 Bonus Plan, each of our named executive officers who is employed by us at December 31, 2010, will be eligible to earn a 2010 Company Bonus equal to a percentage depending on the officer’s title and the Company’s financial performance as measured by the degree to which the Company achieves the pre-set revenue and operating income goals for 2010. If the Company achieves 100% of the Company’s target revenues and operating income goals, then Messrs. Bhatnagar, Ginsberg, Miller, Alston and Grahame are eligible for a 2010 Company Bonus equal to 75%, 52.5%, 45%, 45% and 45% of his annual base salary, respectively (these percentages correspond to the target award level for the Company Bonus based on financial performance). If the Company exceeds its 2010 target revenue and operating income goals, then the executive officers have an opportunity to earn higher bonuses based on the level of revenue and operating income achieved (up to a maximum of 135.0%, in the case of the Company’s Chief Executive Officer; up to a maximum of 94.5%, in the case of the Company’s Chief Innovation Officer; and up to a maximum of 81.0%, in the case of the other named executive officers, of his base salary). 2010 Company Bonuses will only be paid if our annual revenue and/or adjusted operating income for 2010 exceed the minimum or threshold revenue and/or operating income goals and will be calculated in a manner prescribed by our 2010 Bonus Plan. Our Compensation Committee believes that the Company’s revenue and adjusted operating income performance goals under the 2010 Bonus Plan include meaningful spreads between minimum and maximum target amounts and are challenging, yet achievable, particularly in light of the current economic conditions, the uncertain business outlook for 2010 and other factors, and that there is a significant possibility that our executive officers will earn less than 100% of their maximum 2010 Company Bonuses payable under the 2010 Bonus Plan.

     For purposes of our 2010 Bonus Plan, “operating income” is defined as our income from continuing operations under generally accepted accounting principles calculated on a consolidated basis before income taxes, interest and other income but after any bonuses payable under our 2010 officer and employee bonus plans and excluding the effects of equity incentive compensation expense, restructuring charges, officer severance compensation, impairment charges, acquisition-related amortization and other M&A-related charges or income and similar charges or income.
     The 2010 Bonus Plan also provides that if Company Bonuses are payable or paid and the Company’s consolidated financial statements for 2010 are restated to reflect less favorable results than those used for determining the Company Bonuses, our Committee can in its discretion determine that all or a part of the Company Bonuses will not be paid or will be recovered from the officers who have received them.
     Our named executive officers are also eligible to receive a 2010 Individual Bonus based on our determination of the degree to which they achieve individual objectives which have been assigned to them. This opportunity represents 25% of their annual target bonus opportunity based on the 25% weighting assigned to the Individual Bonus. These Individual Bonuses are designed to motivate executive officers to achieve important short-term Company and personal objectives. The maximum amount of the 2010 Individual Bonus payable to the Company’s current President and Chief Executive Officer and to our named executive officers for 2010 range, depending on the officer’s title, from 15% to 25% of his annual base salary (i.e., 25% in the case of Mr. Bhatnagar; 17.5% in the case of Mr. Ginsberg; and 15% in the case of Messrs. Miller, Alston and Grahame).
     Executive officers are entitled to receive Company or Individual Bonuses under the 2010 Bonus Plan only if they are employed by the Company or one of its subsidiaries as an eligible officer on the date on which the bonuses are payable, unless the requirement is waived. If an executive officer commences employment as an eligible officer after January 1, 2010 but prior to October 1, 2010, then any bonuses payable for 2010 are subject to pro rata adjustment in accordance with the provisions of the 2010 Bonus Plan. If an executive officer commences employment as an eligible officer during the fourth calendar quarter of 2010, then the officer will not be eligible to receive any bonuses under the 2010 Bonus Plan, but can receive a discretionary bonus in recognition of his or her individual contributions or achievements during 2010.
     The target amounts of the 2010 Company and Individual Bonuses, which are payable under the 2010 Bonus Plan to the Company’s current President and Chief Executive Officer and to our named executive officers for 2009, all of whom are currently eligible officers for purposes of the 2010 Bonus Plan, if the Company achieves the financial goals and the officers achieve 100% of their individual objectives, are as follows:

		Total Bonus	Target	Target
		Opportunity	2010	2010	Target 2010
Executive Officer	Title	(% of Salary)	Company Bonus*	Individual Bonus*	Total Bonus*
Atul Bhatnagar	President and Chief Executive Officer	100%	$307,500	$102,500	$410,000
Errol Ginsberg	Chief Innovation Officer	70	196,875	65,625	262,500
Thomas B. Miller	Chief Financial Officer	60	123,750	41,250	165,000
Victor Alston	Senior Vice President, Product Development	60	130,500	43,500	174,000
Alan Grahame	Senior Vice President, Worldwide Sales	60	128,250	42,750	171,000

*	This amount is based on the named executive officer’s current annual base salary and is subject to change if the named executive officer’s annual base salary is adjusted prior to January 1, 2011. The amount payable as a 2010 Company Bonus or a 2010 Individual Bonus will be calculated in part as a percentage of such officer’s annual base salary in effect at December 31, 2010.

     The maximum amounts of the 2010 Company and Individual Bonuses that can be earned under the 2010 Bonus Plan by the Company’s current President and Chief Executive Officer and our named executive officers for 2009, all of whom are currently eligible officers for purposes of the 2010 Bonus Plan, are as follows:

		Total Bonus	Maximum	Maximum
		Opportunity	2010	2010	Maximum 2010
Executive Officer	Title	(% of Salary)	Company Bonus*	Individual Bonus*	Total Bonus*
Atul Bhatnagar	President and Chief Executive Officer	100%	$553,500	$102,500	$656,000
Errol Ginsberg	Chief Innovation Officer	70	354,375	65,625	420,000
Thomas B. Miller	Chief Financial Officer	60	222,750	41,250	264,000
Victor Alston	Senior Vice President, Product Development	60	234,900	43,500	278,400
Alan Grahame	Senior Vice President, Worldwide Sales	60	230,850	42,750	273,600

*	This amount is based on the named executive officer’s current annual base salary and is subject to change if the named executive officer’s annual base salary is adjusted prior to January 1, 2011. The amount payable as a 2010 Company Bonus or a 2010 Individual Bonus will be calculated in part as a percentage of such officer’s annual base salary in effect at December 31, 2010.
     We are not currently disclosing our specific revenue and operating income targets under the 2010 Bonus Plan because the target numbers are derived from our confidential internal business plan and our 2010 performance period has not yet been completed. Disclosure of our specific financial objectives at this level of detail would provide our competitors with insights into our business plans, forecasts and strategies and would cause us competitive harm. We also believe that the specific revenue and adjusted operating income targets for the current fiscal year are neither required in order to provide our shareholders with a fair understanding of the named executive officers’ compensation for 2010 nor material to our shareholders’ understanding of our overall compensation program. We anticipate that our proxy statement for our 2011 Annual Meeting will provide our shareholders with information concerning the revenue and adjusted operating income goals that have been established for purposes of the 2010 Bonus Plan.
     In addition to the Company and Individual Bonuses payable under the 2010 Bonus Plan, the independent members of our Board of Directors have the discretion to award bonuses on a selective basis under the 2010 Bonus Plan in order to recognize individual contributions or achievements.
Long-Term Equity Incentives
     The use of long-term equity incentives has long served as a key component of our executive compensation program and is a practice that we expect to continue. Our Compensation Committee believes that equity incentives help to provide a necessary balance to the cash compensation components of our executive compensation program because equity incentives create an incentive for our management team to preserve and increase shareholder value over a longer period of time and the vesting of equity incentives also encourages executive officer retention, while base salaries and cash bonuses typically focus on short-term compensation and performance.
     The Board has delegated to our Committee the authority for administering our equity incentive plans and for granting and determining the terms of equity incentives awarded to our employees thereunder. Under the terms of our 2008 Equity Incentive Plan, our Committee is delegated the authority to grant equity incentives in the form of stock options (typically nonstatutory stock options (“NSOs”)), restricted stock units (“RSUs”), restricted stock awards and share appreciation rights. To date, however, the Committee has granted only stock options and RSUs under the Company’s equity incentive plans. Our Committee views the award of equity incentives as an effective, valuable and necessary means and incentive to attract and retain our executive officers and key employees whose services are necessary for our future success, to align their interests with the long-term interests of our shareholders by rewarding performance that enhances shareholder value and to further motivate them to create long-term shareholder value. We also review and consider recommendations from time to time by the Company’s President and Chief Executive Officer regarding the proposed grants of equity incentives to executive officers (other than the President and Chief Executive Officer) and other key employees whose contributions and skills are important to our long-term success.
     We have historically used stock options as our principal equity incentive vehicle, both to attract and retain employees and to reward key employees for their contributions to the Company because stock options provided a relatively straightforward incentive and, under the accounting rules in effect prior to 2006, resulted in more favorable accounting treatment to us relative to other forms of equity compensation. In 2006, our Committee changed our equity incentive grant practices in order to, among other things, reduce both the number of shares awarded per equity incentive grant for each employee classification and the corresponding compensation expense that we are required to recognize for financial accounting purposes under GAAP. Although we continue to grant stock options to new employees, including to new executive officers, we have also awarded RSUs to our executive officers and certain other employees in recognition of their contributions to the success of the Company and to motivate and retain them. This shift from stock options towards a combination of stock options and RSUs also enables us to reduce the annual utilization rate of shares available for issuance under our equity incentive plans and to moderate the growth of our equity incentive overhang (defined as the sum of outstanding unexercised or unvested equity incentives plus equity incentives available for grant, divided by the outstanding shares of our Common Stock). We continue to evaluate the appropriate use and composition of long-term equity incentives in light of the Company’s compensation philosophy.
     Each executive officer typically receives a grant of stock options (normally NSOs) and/or RSUs upon first joining the Company and thereafter is eligible periodically to receive additional equity incentives. In determining the size and other terms of an initial or subsequent equity incentive grant to an executive officer, our Committee considers a number of factors, including equity incentive grant survey information for executive officers, the officer’s position and responsibilities, relative equity in compensation among our executive officers, the retention value of unvested equity incentive grants, promotions, individual performance, salary, previous equity incentive grants (if any) and length of service to, and the compensation expenses recognized by, the Company. From time to time, we also award stock options or other equity incentives on a selective basis to executive officers in order to recognize their individual achievements and contributions, a promotion or a significant change in job responsibilities or to encourage retention.
     NSOs and RSUs (other than new hire grants) for our employees, including executive officers, generally vest (subject to continuation of employment) in equal quarterly installments over four years, as long as the holder remains an employee of the Company, and therefore encourage the holder to remain an employee of the Company. New hire grants of NSOs and RSUs for executive officers typically vest (subject to continuation of employment) to the extent of 25% after one year of employment and as to the remaining 75% in equal quarterly installments over the next three years. For NSO grants prior to 2008, NSO installments typically expire four years after vesting. Commencing in 2008, NSOs typically expire as to all installments seven years after grant, subject to earlier expiration in the event of an optionee’s termination of employment. The 2008 change in expiration dates was based on considerations relating to plan administration matters. The effective date of an equity incentive award is never earlier than the date on which our Committee approves the grant or the date on which an employee commences his or her employment with the Company. Upon vesting, RSUs are settled by delivery to the holder of shares of our Common Stock.

     Commencing in January 2009, we began to meet bi-monthly, normally on the first Thursday of every other calendar month, to award equity incentives to newly hired executive officers and other employees. It is our policy and practice that all stock options granted under our equity incentive plans have an exercise price equal to the closing sales price of our Common Stock on the effective date of an option grant.
     The Company’s Amended and Restated 1997 Equity Incentive Plan (the “1997 Plan”) terminated in May 2008 upon the expiration of its ten-year term. Notwithstanding the termination of the 1997 Plan, equity incentives that were granted under the 1997 Plan prior to its termination remain outstanding and exercisable in accordance with their terms except to the extent that such equity incentives have been exercised or were terminated. In April 2008, our Board of Directors adopted, and in May 2008, our shareholders approved at their annual meeting, the 2008 Equity Incentive Plan (“2008 Plan”) as the sole plan (other than the Company’s Employee Stock Purchase Plan) for providing equity incentive-based compensation to our executive officers and other employees of the Company. As of April 1, 2010, a total of 11,572,295 shares of our Common Stock has been reserved for issuance under the 2008 Plan, of which no more than 5,000,000 shares may be issued pursuant to restricted stock units and restricted stock awards under the 2008 Plan.
     Historically, our Committee has generally not conditioned the vesting of equity incentives on the achievement of financial or operational goals or individual performance objectives. Exceptions include certain equity incentive grants to Messrs. Bhatnagar and Miller and the award of RSUs to certain sales personnel in 2007. No grants utilizing performance-based vesting were made in 2009. Commencing in 2010, the Committee decided to use performance-based vesting in connection with the award of equity incentives to our executive officers in an effort to more closely align our compensation program with the interests of our shareholders and to reward our officers for the Company’s financial performance.
     It is the Company’s practice from time to time to grant additional equity incentives to its officers and employees, typically in the fiscal first quarter for executive officers and in the fiscal fourth quarter for employees other than executive officers, in order to incent them and encourage their retention as officers and employees of the Company. In connection with our Committee’s review and evaluation in the first quarter of 2009 and 2010 of the compensation program for our executive officers, we conducted a review of the equity incentives then held by our executive officers. As part of that process, the Committee reviewed the types of equity incentives then held by each named executive officer, information concerning the equity incentive grant practices of companies in our peer group and various companies included in compensation surveys we considered relevant, each named executive officer’s job performance, responsibilities and contributions to the success of the Company, the value of the vested and unvested equity incentives then held by each named executive officer, and the overall compensation package for each named executive officer.
     2009 Equity Incentive Grants. In 2009, we granted a total of 1,938,890 NSOs and 1,150,382 RSUs under the 2008 Plan to all employees, of which 480,000 options, or 25% of the total NSOs awarded in 2009, and of which 115,000 RSUs, or 10% of the total RSUs awarded in 2009, were awarded to the Company’s executive officers. The stock options and RSUs were awarded to the Company’s executive officers in recognition of their job performance and responsibilities and to encourage their retention as executive officers, to further align their interests with the long-term interests of the Company’s shareholders. Of these awards, 370,000 NSOs and 60,000 RSUs were awarded to the following named executive officers, as follows:

		Percentage		Percentage
Named		of Total		of Total
Executive Officer	NSOs	NSOs Awarded	RSUs	RSUs Awarded
Atul Bhatnagar	150,000	7.7%	25,000	2.2%
Errol Ginsberg	150,000	7.7	0	0
Victor Alston	35,000	1.8	17,500	1.5
Alan Grahame	35,000	1.8	17,500	1.5
     These NSOs and RSUs are scheduled to vest in 16 equal installments over four years, subject to the officers’ continuing employment with the Company. The NSOs have an exercise price equal to the closing sales price of our Common Stock as of the date of grant (i.e., February 19, 2009) as reported on Nasdaq (i.e., $5.00). Thus, the time-based NSOs only have value if our stock price increases, and such a stock price increase also benefits our shareholders. The NSOs have a seven—year term.
     For 2009, we set a goal to limit the dilution to our shareholders from the issuance of equity incentives under our employee equity incentive plans to a certain percentage, net of forfeitures and cancellations. This dilution percentage or limit on the number of equity incentives granted annually to our officers and employees is commonly referred to as the “burn rate” (defined as the total equity incentives awarded under our employee equity incentive plans in a calendar year, net of forfeitures and cancellations for the year, divided by the total number of shares of Common Stock outstanding at the beginning of such year). Our 2009 annual burn rate goal was for our dilution to fall within the range of 2.0% to 2.5%. In setting our 2009 annual burn rate range, we did not take into account equity incentives that would be granted in connection with acquisitions by the Company completed in 2009. For 2009, our annual burn rate was approximately 3.4% and reflected the grants of 1,029,750 NSOs and 20,000 RSUs to 129 employees of Catapult Communications Corporation who became Ixia employees in connection with Ixia’s acquisition of Catapult. If the equity incentive grants to Catapult employees are excluded, our 2009 burn rate was approximately 1.7% which compares favorably to our 2009 annual burn rate goal.
     2010 Equity Incentive Grants. Prior to 2010, the Compensation Committee had not conditioned the vesting of equity incentives on the achievement of financial or operational goals or of individual performance objectives except in limited instances (e.g., in September 2007, the Compensation Committee established such a condition with respect to an option grant to Atul Bhatnagar in connection with his appointment as President and Chief Operating Officer of the Company). In March 2010, in an effort to further increase the performance-based portion of our executive officers’ compensation, the Compensation Committee granted long-term incentive compensation awards that consisted of a mix of NSOs which would vest over four years based on an officer’s continued employment with the Company (“time-based NSOs”) and NSOs which would be earned upon the Company’s achievement of certain financial goals over a two-year period (“performance-based options”).
     In March 2010, we granted an aggregate of 580,000 time-based NSOs and 830,000 performance-based NSOs to our executive officers in recognition of their job performance and responsibilities, and to encourage their retention and incent them as executive officers, to further align their interests with the long-term interests of our shareholders. Of these awards, 385,000 time-based NSOs and 635,000 performance-based NSOs were granted to the named executive officers, as follows:

Named Executive Officer	Time-Based NSOs	Performance-Based NSOs
Atul Bhatnagar	100,000	300,000
Errol Ginsberg	90,000	140,000
Tom Miller	65,000	65,000
Victor Alston	65,000	65,000
Alan Grahame	65,000	65,000

     The NSOs have an exercise price equal to the closing sales price of our Common Stock as of the date of grant (i.e., March 12, 2010) as reported on Nasdaq (i.e., $8.88). Thus, the time-based NSOs only have value if our stock price increases, and such a stock price increase also benefits our shareholders. The time-based NSOs vest in 16 equal quarterly installments over a four-year period. Both the time-based and performance-based NSOs have a seven—year term. The Compensation Committee believes that equity compensation should make up a greater portion of an officer’s compensation as his level of responsibility increases. For the 2010 equity grants, the Compensation Committee generally targeted total grant values so that a named executive officer’s total target compensation (defined for this purpose as base salary, target bonus and the grant date value of equity awards) would be at approximately the 50th to 75th percentiles of market data if the Company achieves the target objective performance goal approved by the Compensation Committee.
     In choosing to grant performance-based NSOs in addition to time-based NSOs in 2010, the Compensation Committee took into account the fact that all or substantially all of each named executive officer’s equity grants in recent years had been in the form of time-based NSOs and time-based RSUs.
     The number of performance-based options that are earned by an officer will be based on the percentage degree to which the Company achieves a target level of aggregate Non-GAAP Operating Profit per Average Number of Shares Outstanding (as defined below) for the Company’s combined 2010 and 2011 fiscal years and will be determined in accordance with the following table. If the Company’s actual performance results fall between two of the percentages in the “Percentage of Target Objective Achieved” column, then straight-line interpolation will be used to determine the Percentage of Options Earned:

Combined 2010-2011 Non-GAAP Operating Profit	Percentage of Target	Percentage of Performance
per Average Number of Shares Outstanding	Objective Achieved	Options Earned
Threshold Objective ($)	75%	0%
	76%	4%
	80%	20%
	85%	40%
	90%	60%
	95%	80%
Target Objective ($)	100%	100%
     An optionee will earn 100% of his performance-based options if the Company earns 100% of the Combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding target objective. The target objective is set at 90% of the Combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding approved by the Board. No performance-based NSOs will be earned unless the Company achieves in excess of the threshold objective.
     “Non-GAAP Operating Profit” for either of the Company’s 2010 or 2011 fiscal year means the Company’s operating income from continuing operations calculated on a consolidated basis for the year, less interest expense and excluding the effects of equity incentive compensation expense, restructuring charges, officer severance compensation, impairment charges, acquisition-related amortization and other M&A-related charges or income, and similar charges or income.

     “Average Number of Shares Outstanding” for either 2010 or 2011 means the weighted average number of shares of the Company’s Common Stock outstanding during the applicable fiscal year, calculated on a diluted basis.
     The Company’s “Combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding” is equal to the sum of the Company’s Non-GAAP Operating Profit per Average Number of Shares outstanding for each of 2010 and 2011.
     In view of the current global economic environment, our Compensation Committee believes that the Combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding target for the performance-based options is challenging, and that there is a significant possibility that the target objective may not be achieved. We are not currently disclosing the targets for the Combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding measure because the number is derived from our confidential internal business plan and is highly confidential. Disclosure of our specific financial objectives for 2010-2011 at this level of detail would provide our competitors with insights into our business plans, forecasts and strategies and would cause us competitive harm. We also believe that the Combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding target measure for the two-year performance period is neither required in order to provide our shareholders with a fair understanding of the named executive officers’ compensation for 2010 and 2011 nor material to our shareholders’ understanding of our overall compensation program. We plan to provide our shareholders with information concerning the financial metrics for the performance-based options within approximately 90 days after the Company’s financial results for 2011 have been released, at which time it is unlikely that the disclosure of such information would cause the Company any competitive harm.
     The number of performance-based NSOs that become earned and subject to vesting will be determined by multiplying (i) the Percentage of Performance Options Earned, as determined in accordance with the table above, by (ii) the total number of shares subject to an executive officer’s performance-based option.
     If the Company earns combined 2010-2011 Non-GAAP Operating Profit per Average Number of Shares Outstanding in excess of the threshold objective, which is equal to 75% of the target objective, then the performance-based NSOs will become earned and subject to vesting based on the extent to which the target objective has been achieved (see table above), provided the officer remains an employee of the Company (or any of its affiliates) from the option grant date through the date on which the Company files with the SEC its Annual Report on Form 10-K for the year ending December 31, 2011 (the “2011 Form-10K Filing Date”). If, for example, the Company achieves exactly 80% of the Target Objective, then the percentage of performance-based options earned would be equal to 20%. If, however, the Company achieves 87.5% of the target objective, then the percentage of performance-based NSOs earned would be equal to 50%.
     If any of the Company’s existing business units becomes a discontinued operation prior to January 1, 2012, then the objectives and/or other metrics in the above table may be amended by the Committee in its sole discretion. In the event of any acquisition or similar transaction by the Company and/or any of its affiliates prior to January 1, 2012, the objectives and/or other metrics in the above table may be amended by the Committee in its sole discretion.
     In addition, to the extent that during any continuous 90-day period ending on or before December 31, 2011 and other than as a result of voluntary employee resignations, the Company reduces the total number of full-time employees of the Company and its subsidiaries by more than 20 persons without the approval of the Company’s Board of Directors, then the objectives and/or other metrics in the above table may be amended by the Committee in its sole discretion.

     Within 30 days following the Company’s 2011 Form 10-K Filing Date, the Compensation Committee will meet to (i) confirm in writing the extent to which the financial targets have been met and (ii) certify the number of options, if any, that have become earned and eligible for vesting.
     To the extent that the performance-based options become earned and eligible for vesting, 50% of the earned options will vest on the date of the Committee’s confirmation and certification described above, provided that the officer remains an employee of the Company through the 2011 Form 10-K filing date. The remaining 50% of the earned options will vest in eight equal quarterly installments with the first of such installments vesting on June 30, 2012 and one additional installment vesting on the last day of each calendar quarter thereafter, provided that the officer remains an employee of the Company (or any of its affiliates) from the grant date through the applicable vesting date.
     If the officer ceases to serve as an employee of the Company (or any of its affiliates) prior to the 2011 Form 10-K filing date, then the performance-based options will automatically be cancelled and forfeited for no value. In addition, if the Company achieves less than the threshold objective for the 2010-2011 performance period, then no performance-based options will be earned and they will automatically be cancelled and forfeited for no value, effective as of the date of the Committee certification and confirmation described above.
     In the event that, prior to the vesting in full of the performance options, the Company concludes that it is required to restate its financial statements for all or any portion of 2010 and/or 2011 to reflect a less favorable financial condition and/or less favorable results of operations than previously determined and/or reported, then as of the date of such conclusion, all unearned and/or unvested options as of such date shall automatically be cancelled and forfeited for no value.
     The performance options, to the extent earned, will expire on the seven-year anniversary of the date of grant (i.e., on March 12, 2017).
Severance and Change-in-Control Benefits
     Our executive officers are eligible to receive severance compensation and benefits under severance and change-in-control provisions contained in our officer severance plans if their employment is terminated under certain conditions. We believe that these provisions promote the ability of our executive officers to act in the best interests of our Company and its shareholders in the event that a hostile or friendly change-in-control is under consideration without their being unduly influenced by personal considerations, such as fear of losing their jobs as a result of a change-in-control. We also believe that these provisions provide appropriate severance compensation and benefits to our executive officers if they are terminated without cause or terminate their employment for good reason, even in the absence of a change-in-control. Furthermore, we believe that severance and change-in-control benefits are effective in recruiting and retaining executive officers.
     In September 2000, the Company adopted the Ixia Officer Severance Plan (as amended through December 31, 2008, the “2000 Severance Plan”). Effective January 1, 2009, upon the recommendation of our Compensation Committee, our Board of Directors effectively created a new officer severance plan by amending and restating the 2000 Severance Plan (as so amended and restated, the “2009 Severance Plan”) while still retaining the 2000 Severance Plan as a separate officer severance plan in substantially its then current form. The 2009 Severance Plan provides for, among other things, changes to the calculation of severance benefits and the addition of provisions for the acceleration of the vesting of all or a portion (depending on the circumstances) of the equity incentives held by an eligible officer upon a qualifying termination of employment. The 2009 Severance Plan applies to all executive officers other than any officers who at the time of the amendment and restatement elected to remain a participant under the 2000 Severance Plan as in effect prior to its amendment and restatement.
     The Board adopted the 2009 Severance Plan principally in order to update the 2000 Severance Plan to reflect recent trends and developments in severance and change-in-control benefits and practices and to provide severance benefits that are generally more competitive with those offered by certain of our peer group companies. Although there are many similarities between the provisions contained in the 2009 Severance Plan and the 2000 Severance Plan, the 2009 Severance Plan differs from the 2000 Severance Plan in several material respects. The principal differences between the 2009 Severance Plan and the 2000 Severance Plan include:
•	The 2009 Severance Plan changes the formula for paying severance benefits in a non-change-in-control context by reducing the number of years of service categories used in calculating cash severance compensation from four to two categories and by changing the percentage multipliers applied to annual compensation for the purpose of calculating cash severance benefits to (a) 100% or 200%, depending on years of service, for the Chief Executive Officer (rather than a range of from 65% to 300% depending on years of service) and (b) 50% or 100%, depending on years of service, for other eligible officers (rather than a range of from 50% to 140% depending on title and years of service).

•	The 2009 Severance Plan, unlike the 2000 Severance Plan, provides for a separate formula for payments upon a change-in-control. Upon a change-in-control, under the 2009 Severance Plan, the Chief Executive Officer would be paid 200% of his annual compensation and the other eligible officers would be paid 125% of their annual compensation. The 2009 Severance Plan no longer provides that the severance benefits payable upon a change-in-control depend in part on the length of time the eligible officer was employed by the Company.

•	The 2000 Severance Plan provides for a “single trigger” for paying cash severance upon a change-in-control whereby, in addition to being entitled to receive change-in-control severance benefits as a result of a voluntary termination of employment for “good reason” (as defined in the 2000 Severance Plan) within two years following a change-in-control, an eligible officer is entitled to receive severance benefits if he or she voluntarily terminates employment for any reason within the first year following a change-in-control. The 2009 Severance Plan, however, provides in all instances for a “double trigger” whereby an eligible officer is only entitled to receive severance benefits following a change-in-control if his or her employment is terminated within two years following the change-in-control other than for “cause” or by the officer for “good reason” (each as defined in the 2009 Severance Plan).

•	The 2009 Severance Plan generally provides that in the event of a change-in-control, all unvested equity awards (other than rights granted under the Company’s Employee Stock Purchase Plan) will vest and remain exercisable for at least one year if an eligible officer’s employment is terminated by the Company or an acquiror other than for cause within two years following a change-in-control. The 2000 Severance Plan does not provide for any acceleration of vesting of equity incentives in the event of a termination of employment following a change-in-control. The 2009 Severance Plan also provides that in the event of a qualifying non-change-in-control termination of employment, the vesting of equity awards (other than rights granted under the Company’s Employee Stock Purchase Plan) will accelerate for awards scheduled to vest within 12 months following the termination of employment, and all vested awards will remain exercisable for at least 90 days following termination. In addition, in connection with a termination of employment due to death or disability, all unvested equity awards (other than rights granted under the Company’s Employee Stock Purchase Plan) will vest and remain exercisable for at least 180 days. Under the 2000 Severance Plan, there are no comparable provisions.
     The following named executive officers currently qualify as eligible officers for purposes of our officer severance plans: Messrs. Bhatnagar, Miller, Ginsberg, Alston and Grahame. Because the amount of severance compensation payable to our named executive officers under the 2000 Severance Plan and the 2009 Severance Plan may vary depending on a number of factors, including an officer’s length of employment with the Company as of his or her termination date, our named executive officers were provided an option to choose the severance plan in which they wished to participate. Messrs. Ginsberg, Miller and Alston elected to remain as participants in the 2000 Severance Plan while Messrs. Bhatnagar and Grahame elected to participate in the 2009 Severance Plan. See “Termination of Employment and Change-in-Control Arrangements” below for additional information regarding our officer severance plans.
Benefits
     We currently provide the following benefits to our executive officers generally on the same basis as these benefits are provided to all of our employees:
•	401(k) Plan

•	Health, dental and vision insurance

•	Life insurance

•	Short- and long-term disability

•	Vacation

•	Opportunity to participate in our Employee Stock Purchase Plan (under which shares of our Common Stock can be purchased at a discount)
     The main objectives of our benefits program are to provide our employees with access to quality healthcare, insurance for protection from unforeseen events and an opportunity to save for retirement. We believe that these benefits enhance employee productivity and loyalty and overall are consistent with the benefits offered by other companies with whom we compete for executive officers. In addition, we pay relocation benefits to our executive officers when appropriate. In January 2009, the Company suspended its matching contributions under the 401(k) Plan to all officers and employees of the Company as part of its efforts to control costs.
     Although it is not our practice to provide our executive officers with significant perquisites, the Company does pay the monthly lease payments of $1,284 for a car that is used by Mr. Ginsberg, our current Chief Innovation Officer and former President and Chief Executive Officer, for both business and personal use. See the “Summary Compensation Table” below for additional information regarding this benefit.
Stock Ownership Guidelines
     The Company does not currently have any equity ownership requirements for its executive officers or members of the Board of Directors. There is also no requirement that an officer or any employee hold any shares acquired upon the exercise of a stock option or issued upon the vesting of an RSU for any specified period of time following such exercise or vesting.

Deductibility of Compensation
     Under Section 162(m) of the Internal Revenue Code, a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to a named executive officer to the extent that compensation paid to him or her is not performance-based and exceeds $1 million in any year.
     Qualifying performance-based compensation, including compensation attributable to the issuance or exercise of equity incentives, such as nonstatutory stock options (or any other equity-based instrument for which the amount of compensation received is dependent solely on an increase in the value of common stock after the date of grant), will not be subject to the deductibility limitation if certain conditions are met.
     The base salaries, cash bonuses and incentive components (other than stock options and certain other compensation granted under our equity-based incentive plans) of our executive compensation program generally do not constitute qualifying performance-based compensation for purposes of Section 162(m). The 2008 Equity Incentive Plan approved by our shareholders at their 2008 annual meeting allows us to grant performance-based equity compensation (for example, restricted stock units that vest based on the Company’s achievement of financial performance objectives) that is intended to qualify as deductible performance-based compensation under Section 162(m). The deductibility of compensation, however, is not the sole factor considered by our Board or our Committee in establishing appropriate levels of compensation or structuring incentive programs. Accordingly, there may be circumstances from time to time where a named executive officer’s compensation may exceed the amount that is deductible under Section 162(m), and our Board and our Committee may nonetheless elect to provide the compensation in order to achieve our compensation objectives. For 2009, there were no executive officers to whom the compensation paid exceeded the amount that is deductible under Section 162(m).

EXECUTIVE COMPENSATION AND OTHER INFORMATION
     The following table summarizes information for the years ended December 31, 2007, 2008 and 2009 about compensation earned for services performed in all capacities for Ixia and its subsidiaries in each of such years by (i) our Chief Executive Officer and former Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) each of the Company’s other three most highly compensated executive officers serving at December 31, 2009. The individuals listed below are referred to in this proxy statement as the “named executive officers.”
Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal			Bonus	Awards	Awards	Compensation	Compensation
Position	Year	Salary ($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	Total ($)
Atul Bhatnagar	2009	$390,000	$44,000	$125,000	$275,725	$0	$10,195	$844,920
President and Chief	2008	385,904	90,000	0	0	97,500	2,500	575,904
Executive Officer(7)	2007	121,154	100,000	140,700	1,627,565	0	2,500	1,991,919

Errol Ginsberg	2009	360,000	28,000	0	275,725	0	63,364	727,089
Chief Innovation Officer(8)	2008	363,708	44,000	0	327,703	108,000	16,800	860,211
	2007	375,215	0	140,250	0	215,544	16,800	747,809

Thomas B. Miller	2009	262,500	20,000	0	0	0	43,432	325,932
Chief Financial Officer	2008	259,081	0	0	0	20,000	2,500	281,581
	2007	250,270	0	233,750	0	75,074	2,500	561,594

Victor Alston	2009	275,000	20,000	87,500	64,336	0	36,712	483,548
Senior Vice President,	2008	274,543	50,000	0	0	42,000	0	366,543
Product Development	2007	250,585	0	433,800	0	76,065	0	760,450

Alan Grahame	2009	275,000	20,000	87,500	64,336	0	10,432	457,268
Senior Vice President,	2008	275,000	38,000	0	0	42,000	8,432	363,432
Worldwide Sales(9)	2007	37,019	0	0	578,231	0	2,500	617,750

(1)	Includes amounts, if any, deferred at the election of the named executive officer under our 401(k) Plan.

(2)	The bonus amount shown for the named executive officer represents a discretionary bonus awarded in recognition of the officer’s job performance and services rendered to the Company for the year with respect to which the bonus was awarded.

(3)	Amounts shown in this column do not reflect compensation actually received by the named executive officers. The amounts shown reflect the aggregate grant date fair value of RSUs computed in accordance with FASB ASC Topic 718, and are not necessarily indicative of the actual amounts that the named executive officer realized upon the vesting of such RSUs. The grant date fair value of each stock award is measured based on the closing sales price of our Common Stock on the date of grant, as reported on the Nasdaq Global Select Market.

(4)	Amounts shown in this column do not reflect compensation actually received by the named executive officers. The amounts shown reflect the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718, and are not necessarily indicative of the compensation actually received by the named executive officers. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model. The assumptions used to calculate the fair value of our options are set forth in Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for 2009 as filed with the SEC on March 5, 2010.

(5)	The Board of Directors did not approve an executive officer bonus plan for 2009. Under our executive officer bonus plans for 2008 and 2007, executive officers were eligible to receive (i) bonuses based on the Company’s achievement of certain pre-established financial performance goals during such years, and (ii) individual bonuses based on the officers’ achievement of their respective individual objectives. For 2008, the named executive officers did not earn any bonuses based on Company performance because the Company did not meet the minimum financial goals required for the payment of such bonuses. The amounts shown for each of the named executive officers for 2008 were paid under our 2008 Executive Officer Bonus Plan and reflect bonuses paid to the named executive officers based solely on the extent to which they achieved their individual objectives during 2008. For 2007, the amounts shown for each of the named executive officers were paid under our 2007 Executive Officer Bonus Plan and were based on the extent to which the Company achieved certain pre-established financial performance goals for 2007 and the extent to which each officer achieved his individual objectives during 2007.
(footnotes continue on next page)

(6)	The amounts shown in this column for 2009 include (i) matching contributions that the Company made under its 401(k) Plan of $1,938, $415, $404 and $423 allocated to the accounts of Messrs. Bhatnagar, Ginsberg, Miller and Grahame, respectively; (ii) $43,096, $42,278 and $27,764 paid to Messrs. Ginsberg, Miller and Alston in lieu of accrued vacation pay; (iii) amounts of $7,507, $8,198 and $9,259 awarded to Messrs. Bhatnagar, Alston and Grahame under the Company’s President’s Club program; and (iv) $750 paid by the Company for term life insurance for the benefit of each of Messrs. Bhatnagar, Ginsberg, Miller, Alston and Grahame. In addition, the amount shown for Mr. Ginsberg for 2009 includes (i) $15,818 of the total $18,343 annual payment made by Ixia for a leased car provided to Mr. Ginsberg, which amount is attributed to Mr. Ginsberg’s personal use of the car; and (ii) health insurance premiums of $3,285 paid for Mr. Ginsberg.

(7)	Mr. Bhatnagar commenced his employment with Ixia as its President and Chief Operating Officer in September 2007 and was appointed President and Chief Executive Officer in March 2008.

(8)	Mr. Ginsberg’s position changed from President and Chief Executive Officer to Chief Executive Officer in September 2007 in connection with the appointment of Atul Bhatnagar as President and Chief Operating Officer. In March 2008, Mr. Ginsberg was appointed Chief Innovation Officer and ceased to serve as Chief Executive Officer in connection with the appointment of Mr. Bhatnagar as President and Chief Executive Officer.

(9)	Mr. Grahame commenced his employment with Ixia in November 2007.
Grants of Plan-Based Awards
     The following table sets forth certain information concerning potential payouts under grants of awards under our equity incentive plans during 2009 to our named executive officers. For 2009, there were no amounts to report as estimated future payouts to named executive officers under non-equity incentive plans or equity incentive plan awards that would be paid upon the satisfaction of conditions (e.g., financial performance goals) because the Company did not adopt any such plans or grant any such awards for 2009.

		All Other Stock	All Other Option
		Awards: Number of	Awards: Number of	Exercise or Base	Grant Date Fair Value
		Shares of Stock or	Securities Underlying	Price of Option	of Stock and Option
Name	Grant Date	Units (#)	Options (#)	Awards ($/Sh)	Awards(1)
Atul Bhatnagar	2/19/09	25,000	150,000	$5.00	$125,000
	2/19/09				275,725

Errol Ginsberg	2/19/09	0	150,000	5.00	275,725

Victor Alston	2/19/09	17,500	35,000	5.00	87,500
	2/19/09				64,336

Alan Grahame	2/19/09	17,500	35,000	5.00	87,500
	2/19/09				64,336

(1)	Stock awards and option awards are shown at their aggregate grant date fair value in accordance with FASB ASC Topic 718, and are not necessarily indicative of the compensation actually received or realized upon the vesting or exercise of such equity incentives. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model. The grant date fair value of each stock award is measured based on the closing sales price of our Common Stock on the date of grant, as reported on the Nasdaq Global Select Market. Assumptions used to calculate the fair value of our options are set forth in Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for 2009 as filed with the SEC on March 5, 2010.

Outstanding Equity Awards at Fiscal Year-End
     The following table sets forth certain information concerning outstanding unexercised or unvested equity awards that were held as of December 31, 2009 by our named executive officers.

	Option Awards								Stock Awards
					Equity
					Incentive
					Plan Awards:
	Number of		Number of		Number of
	Securities		Securities		Securities				Number of		Market Value
	Underlying		Underlying		Underlying				Shares or		of Shares or
	Unexercised		Unexercised		Unexercised	Option	Option		Units of Stock		Units of Stock
	Options (#)		Options (#)		Unearned	Exercise	Expiration		That Have Not		That Have Not
Name	Exercisable		Unexercisable(1)		Options	Price	Date		Vested		Vested(2)
Atul Bhatnagar	225,000	(3)	175,000	(3)	0	$9.38	9/30/15	(4)	20,312	(5)	$151,324
	0	(6)	121,875	(7)	300,000 (6)	9.38	2/01/15
	28,125	(7)			0	5.00	2/19/16
Errol Ginsberg	56,250	(8)	0	(8)	0	9.85	3/31/12	(4)
	150,000	(9)	0	(9)	0	9.85	5/07/11
	46,875	(10)	0	(10)	0	13.98	9/30/13	(4)
	43,750	(11)	56,250	(11)	0	7.99	5/28/15
	28,125	(12)	121,875	(12)	0	5.00	2/19/16
Thomas B. Miller	222,967	(13)	0	(13)	0	0.37	3/08/10		7,500	(14)	55,875
	20,000	(15)	0	(15)	0	8.50	3/28/12
	28,125	(16)	0	(16)	0	11.94	3/31/12	(4)
	25,312	(17)	0	(17)	0	13.98	9/30/13	(4)
Victor Alston	61,875	(18)	0	(18)	0	8.17	9/30/12	(4)	1,563	(19)	11,644
	18,750	(20)	0	(20)	0	13.98	9/30/13	(4)	3,750	(21)	27,938
	6,583	(22)	28,437	(22)	0	5.00	2/19/16		6,750	(23)	50,288
									14,218	(24)	105,924
Alan Grahame	65,000	(25)	65,000	(25)	0	10.30	12/31/15	(4)	14,218	(24)	105,924
	6,563	(26)	28,437	(26)	0	5.00	2/19/16

(1)	Unless otherwise indicated, stock options vest in 16 equal quarterly installments over four years.

(2)	Market value of restricted stock units (“RSUs”) is based on the closing sales price of a share of Ixia Common Stock of $7.45 on December 31, 2009, as reported on the Nasdaq Global Select Market.

(3)	This represents stock options granted on September 6, 2007 to purchase 400,000 shares. The options vested as to 25% of the shares subject thereto on September 6, 2008 and as to the remaining 75% vest in 12 equal quarterly installments.

(4)	The expiration date shown in this column is the expiration date of the last installment scheduled to vest under the option grant. Each vested installment of this option expires four years after vesting.

(5)	This represents RSUs awarded on February 19, 2009 for 25,000 shares. The RSUs vest and the shares covered thereby automatically issue in 16 equal quarterly installments commencing May 15, 2009.

(6)	This represents stock options granted on September 6, 2007 to purchase 300,000 shares. The options become earned and vest upon the achievement of certain financial performance criteria.

(7)	This represents stock options granted on February 19, 2009 to purchase 150,000 shares.

(8)	This represents stock options granted on May 7, 2004 to purchase 100,000 shares.

(9)	This represents stock options granted on May 7, 2004 to purchase 150,000 shares. The options vested in full on December 31, 2005 as a result of the Company’s achievement of certain specified financial performance objectives for 2005. The options would have otherwise vested on May 7, 2008.

(10)	This represents stock options granted on October 6, 2005 to purchase 50,000 shares.

(11)	This represents stock options granted on May 28, 2008 to purchase 100,000 shares.

(12)	This represents stock options granted on February 19, 2010 to purchase 150,000 shares.

(13)	This represents stock options granted on March 8, 2000 to purchase 450,000 shares. The options vested as to 25% of the shares on March 8, 2001 and as to the remaining 75% vested in 12 equal quarterly installments thereafter.

(14)	This represents RSUs awarded on July 25, 2007 for 20,000 shares. The RSUs vest and the shares covered thereby automatically issue in 16 equal quarterly installments commencing August 15, 2007.
(footnotes continue on next page)

(15)	This represents stock options granted on March 28, 2002 to purchase 30,000 shares.

(16)	This represents stock options granted on April 2, 2004 to purchase 50,000 shares. .

(17)	This represents stock options granted on October 6, 2005 to purchase 27,000 shares.

(18)	This represents stock options granted on September 2, 2004 to purchase 90,000 shares. The options vested as to 25% of the shares on September 2, 2005 and as to the remaining 75% vested in 12 equal quarterly installments thereafter.

(19)	This represents RSUs awarded on June 1, 2006 for 12,500 shares. The RSUs vest and the shares covered thereby automatically issue in 16 equal quarterly installments commencing August 15, 2006.

(20)	This represents stock options granted on October 6, 2005 to purchase 20,000 shares.

(21)	This represents RSUs originally awarded on April 5, 2007 for 30,000 shares. The RSUs vest and the shares covered thereby automatically issue as to 25% of the shares covered thereby on May 15, 2007 and as to the remaining 75% in 12 equal quarterly installments commencing August 15, 2007.

(22)	This represents stock options granted on February 19, 2009 to purchase 35,000 shares.

(23)	This represents RSUs awarded on July 25, 2007 for 18,000 shares. The RSUs vest and the shares covered thereby automatically issue in 16 equal quarterly installments commencing August 15, 2007.

(24)	This represents RSUs awarded on February 19, 2009 for 17,500 shares. The RSUs vest and the shares covered thereby automatically issue in 16 equal quarterly installments commencing May 15, 2009.

(25)	This represents stock options granted on December 6, 2007 for 130,000 shares.

(26)	This represents stock options granted on February 19, 2009 for 35,000 shares.
Option Exercises and Stock Vested
     The following table sets forth certain information concerning stock option exercises and the vesting of restricted stock units during 2009 for our named executive officers.

	Option Awards(1)		Stock Awards(1)
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
Name	Acquired on Exercise (#)	Exercise ($)(2)	Acquired on Vesting (#)	Vesting ($)(3)
Atul Bhatnagar	0	$0	10,313	$62,881
Errol Ginsberg	0	0	0	0
Thomas B. Miller	33,052	212,999	5,000	30,537
Victor Alston	0	0	18,407	112,888
Alan Grahame	0	0	3,282	20,513

(1)	All information provided in this table relates to stock options and restricted stock units awarded under our Amended and Restated 1997 Equity Incentive Plan and 2008 Equity Incentive Plan.

(2)	The value realized equals the difference between the closing sales price of Ixia Common Stock on the exercise date, as reported on the Nasdaq Global Select Market, and the option exercise price, multiplied by the number of shares for which the option was exercised.

(3)	The value realized equals the closing sales price of Ixia Common Stock on the vesting date as reported on the Nasdaq Global Select Market, multiplied by the number of shares as to which the restricted stock units vested.
Pension Benefits/Nonqualified Deferred Compensation Plans
     Ixia’s named executive officers did not receive any benefits in 2009 from Ixia under deferred pension or deferred contribution plans other than benefits under Ixia’s 401(k) Plan described in Footnotes 1 and 6 to the Summary Compensation Table above. Ixia does not maintain a nonqualified deferred contribution or other deferred compensation plan for its executive officers.

Termination of Employment and Change-in-Control Arrangements
     Our executive officers, including our named executive officers, are eligible to receive severance compensation and benefits under severance and change-in-control provisions contained in our officer severance plans if their employment is terminated under certain conditions. We believe that these provisions promote the ability of our executive officers to act in the best interests of our Company and its shareholders in the event that a hostile or friendly change-in-control is under consideration without their being unduly influenced by personal considerations, such as fear of losing their jobs as a result of a change-in-control. We also believe that these provisions provide appropriate severance compensation and benefits to our executive officers if they are terminated without cause or terminate their employment for good reason even in the absence of a change-in-control. Furthermore, we believe that severance and change-in-control benefits are effective in recruiting and retaining executive officers.
     Under our severance plans, our executive officers are entitled to receive severance compensation and benefits following a termination of their employment, if such termination is non-temporary, involuntary and without cause or if an officer terminates voluntarily his or her employment under certain limited circumstances (e.g., a material diminution in base salary). In addition, if there is a change-in-control in the Company, an eligible officer will receive benefits under the severance plan if his or her employment terminates under certain circumstances in connection with a change-in-control. The amount of the severance compensation and benefits payable upon termination of employment under circumstances entitling an officer to severance can vary depending on which of our severance plans an officer participates in. As a condition of receiving severance benefits, an officer who is entitled to receive benefits under a severance plan must sign a severance agreement that includes, among other provisions, a release of claims he or she may have against us and post-termination non-solicitation, non-disparagement and non-compete provisions.
     In September 2000, the Company adopted the Ixia Officer Severance Plan (the “2000 Severance Plan”). Under the 2000 Severance Plan (as originally adopted by the Company), each officer was entitled to severance pay based on a formula that took into account his highest annual compensation, the number of years employed by us and the highest office attained prior to termination. If there were a change-in-control in the Company, an eligible officer would receive benefits under the 2000 Severance Plan if the officer resigned for any reason within one year following the change-in-control or for “good reason” within two years following the change-in-control.
     Effective January 1, 2009, upon the recommendation of our Compensation Committee, our Board of Directors effectively adopted a second officer severance plan by amending and restating the 2000 Severance Plan (as so amended and restated, the “2009 Severance Plan”), while also retaining the 2000 Officer Severance Plan as in effect on December 31, 2008 as a separate officer severance plan in substantially its then current form. The 2009 Severance Plan provides for, among other things, changes to the calculation of severance benefits and the addition of provisions for the acceleration of the vesting of all or a portion (depending on the circumstances) of the equity incentives held by an eligible officer upon a qualifying termination of employment. Each executive officer was afforded an opportunity to irrevocably elect whether to remain a participant in the 2000 Severance Plan or to become a participant in the 2009 Severance Plan. The 2009 Severance Plan currently applies to all executive officers other than the three named executive officers (i.e., Messrs. Ginsberg, Miller and Alston) who affirmatively elected to remain participants under the 2000 Severance Plan as in effect prior to its amendment and restatement.
     Severance benefits under both the 2000 Severance Plan and the 2009 Severance Plan include continuation, at our expense, of health care insurance for a period of 18 months following termination of employment. Severance benefits are not payable if termination of an eligible officer’s employment occurs under certain circumstances specified in the 2000 or 2009 Severance Plan, as applicable, including as a result of retirement or a termination of an officer by the Company for “cause” (as defined in the applicable Plan).
     The Board adopted the 2009 Severance Plan principally to provide severance benefits that were deemed to be more competitive with those benefits offered by certain of our then peer group companies. Based in part on the 2000 Severance Plan, the 2009 Severance Plan also reflects market data concerning, and recent trends and developments in, severance and change-in-control benefits and practices. Although there are many similarities between the provisions contained in the 2009 Severance Plan and the 2000 Severance Plan, the 2009 Severance Plan amended the 2000 Severance Plan in several material respects. The principal differences between the 2009 Severance Plan and the 2000 Severance Plan include:
•	The 2009 Severance Plan changes the formula for paying severance benefits in a non-change-in-control context by reducing the number of years of service categories used in calculating cash severance compensation from four categories under the 2000 Severance Plan (i.e., less than one year, one year to less than three years, three years to less than five years and five or more years), to two categories under the 2009 Severance Plan (i.e., less than one year and one year or more). The formula also no longer differentiates among four officer categories; the only categories under the 2009 Severance Plan are for the Chief Executive Officer and officers other than the Chief Executive Officer. The percentage multipliers against annual compensation for the purpose of calculating general severance cash benefits has been changed in the 2009 Severance Plan to (a) either 100% or 200%, depending on years of service, for the Chief Executive Officer (as compared to a range under the 2000 Severance Plan of from 65% to 300% depending on years of service) and (b) either 50% or 100%, depending on years of service, for other eligible officers (as compared to a range under the 2000 Severance Plan of 50% to 140%, depending on the officer’s position and years of service).

•	Unlike the 2000 Severance Plan, the 2009 Severance Plan provides for a separate formula for payments upon a change-in-control. In such case, under the 2009 Severance Plan, the Chief Executive Officer, would be paid 200% of his annual compensation and the other eligible officers would be paid 125% of their annual compensation. The 2009 Severance Plan no longer provides that the severance benefits payable upon a change-in-control depend in part on the length of time the eligible officer was employed by the Company.

•	In contrast to the 2000 Severance Plan, the 2009 Severance Plan no longer provides a “single trigger” for paying cash severance upon a change-in-control whereby an eligible officer is entitled to receive severance benefits if he or she voluntarily terminates employment for any reason within the first year following a change-in-control (in addition to being entitled to receive change-in-control severance benefits as a result of a voluntary termination of employment for “good reason” within two years following a change-in-control). The 2009 Severance Plan instead provides in all instances for a “double trigger” whereby an eligible officer is only entitled to receive severance benefits following a change-in-control if his or her employment is terminated within two years following the change-in-control by the Company other than for “cause” or by the officer for “good reason.”

•	The 2009 Severance Plan generally provides that in the event of a change-in-control, all unvested equity awards (other than rights granted under the Company’s Employee Stock Purchase Plan) would vest and remain exercisable for at least one year if an eligible officer’s employment is terminated by the Company other than for cause within two years following a change-in-control. The 2000 Severance Plan did not provide for any acceleration of vesting of equity incentives in the event of a termination of employment following a change-in-

control. The 2009 Severance Plan also provides that in the event of a qualifying non-change-in-control termination of employment, the vesting of equity awards (other than rights granted under the Company’s Employee Stock Purchase Plan) would accelerate for awards scheduled to vest within 12 months following the termination of employment and all vested awards would remain exercisable for at least 90 days following termination. Under the 2000 Severance Plan, there were no comparable provisions for the acceleration of equity incentive awards.
•	The 2009 Severance Plan does not define “annual compensation” as the highest annual cash compensation paid by the Company to an eligible officer during the employment period; rather, in the change-in-control context, it is cash compensation during the most recent calendar year (defined as base salary plus target bonus), and in the non-change-in-control context, it is the officer’s current annual base salary rate plus the average annual bonus earned by the officer over the prior three-year period.

•	The 2009 Severance Plan includes changes in the definitions of “cause” and “good reason.”
     General Severance Compensation. Under each of the 2000 Severance Plan and the 2009 Severance Plan, the eligible officers are entitled to receive general severance compensation and benefits if their employment terminates under certain conditions, other than in connection with a change-in-control of the Company. The circumstances under which an eligible officer is entitled to general severance compensation and benefits include but are not limited to the officer’s termination by Ixia other than for “cause” (as defined in each Plan) and the officer’s voluntary termination following a material reduction (e.g., more than 10%) in his or her annual base salary.
     The amount of general severance cash compensation that an eligible officer is entitled to receive is calculated based on a formula that takes into account (i) in the case of the 2009 Severance Plan, the officer’s most recent annual compensation (defined as provided above) or, in the case of the 2000 Severance Plan, the officer’s highest annual compensation (defined as provided above), (ii) the length of the officer’s employment with the Company and (iii) the officer’s position. Specifically, under the 2009 Severance Plan, the Company’s Chief Executive Officer is eligible to receive general severance cash compensation equal to 100% of annual compensation if he or she has been employed by the Company for less than one year prior to termination or 200% of such compensation if he or she has been employed for one or more years prior to termination. Other eligible officers are eligible to receive general severance cash compensation equal to 50% of annual compensation if they have been employed by the Company for less than one year prior to termination or 100% of annual compensation if they have been employed by the Company for one or more years prior to termination.
     Under the 2000 Severance Plan, the Company’s three named executive officers who have elected to continue their participation in the Plan are eligible to receive general severance cash compensation (without any accelerated vesting of equity incentive awards) equal to the following specified percentages of highest annual compensation based on years of service and the highest office attained prior to termination (Messrs. Ginsberg and Miller have served as executive officers of the Company for more than five years):

Length of
Employment Period	Ginsberg	Miller	Alston
≥ One Year but <Three Years	N/A	N/A	N/A
≥Three Years but <Five Years	N/A	N/A	105%
≥Five Years	300%	140%	130%

     Under the 2009 Severance Plan, if an eligible officer is entitled to receive general severance compensation and benefits, then upon termination of employment the vesting of his or her equity incentive awards (other than under the Company’s Employee Stock Purchase Plan) will generally be accelerated by 12 months and, in the case of exercisable securities, will remain exercisable for the longer of (a) the period specified in the applicable equity award agreement or (b) 90 days following the termination of the officer’s employment with the Company.
     Change-in-Control Severance Compensation. In the event of a change-in-control (as defined in the 2009 Severance Plan) of the Company and in lieu of the general severance compensation and benefits described above, an eligible officer is entitled to receive change-in-control severance compensation and benefits under the 2009 Severance Plan if, in connection with or within two years following the change-in-control, the officer elects for “good reason” (as defined in the 2009 Severance Plan) to terminate his or her employment with the Company or an acquiror or is terminated by the Company or an acquiror without “cause” (as defined in the 2009 Severance Plan). In the event of a change-in-control (as defined in the 2000 Severance Plan) of the Company, an eligible officer is entitled to receive change-in-control severance compensation and benefits under the 2000 Severance Plan if within one year of such change-in-control for any reason, with or without “good reason” (as defined in the 2000 Severance Plan), or within two years following the change-in-control for good reason, the officer elects to terminate his or her employment with the Company.
     The amount of change-in-control severance cash compensation that an eligible officer is entitled to receive under the 2009 Severance Plan is calculated based on the officer’s most recent annual compensation (defined as provided above). Specifically, the Company’s Chief Executive Officer is eligible to receive change-in-control severance compensation equal to 200% of annual compensation, and other eligible officers are eligible to receive change-in-control severance compensation equal to 125% of such compensation. If an eligible officer is entitled to receive change-in-control severance compensation as a result of a termination by the Company or an acquiror without cause, then upon termination of employment the vesting of his or her equity incentive awards (other than under the Company’s Employee Stock Purchase Plan), will generally vest to the extent then unvested and, in the case of exercisable securities, will remain exercisable for the longer of (a) the period specified in the applicable equity award agreement or (b) one year following the termination of the officer’s employment. The amount of change-in-control cash compensation that an eligible officer is entitled to receive under the 2000 Severance Plan is the same as the amount that he or she would receive as general severance compensation under the 2000 Severance Plan.
     Potential Amounts Payable under our Severance Plans. Each of our named executive officers currently qualifies as an eligible officer in the applicable officer severance plan in which he participates. Because the amount of severance compensation and benefits payable to our named executive officers under the 2000 Severance Plan and the 2009 Severance Plan may vary depending on a number of factors, including an officer’s length of employment with the Company as of his termination date, upon the Board’s adoption of the 2009 Severance Plan our executive officers were provided an option to choose which severance plan they would like to participate in. With respect to our named executive officers, Messrs. Ginsberg, Miller and Alston elected to remain as participants in the 2000 Severance Plan, while Messrs. Bhatnagar and Grahame elected to participate in the 2009 Severance Plan.

     Each eligible officer is entitled to severance pay based on a formula set forth in the applicable severance plan. Table 1 below sets forth the potential general severance compensation and benefits to which each named executive officer would be entitled if his employment terminated as of April 1, 2010 under circumstances entitling him to severance benefits in a “non-change-in-control” termination. Table 2 below sets forth the potential severance cash compensation and benefits to which each named executive officer would be entitled if his employment terminated as of April 1, 2010 in connection with a change-in-control and under circumstances entitling him to severance benefits.
Table 1

	Severance Compensation in a Non-Change-in-Control Termination
		Market Value of	Market Value of
	General	Unexercisable	Restricted Stock	Total Non-
Named	Severance	Options that	Units that	Change-in-Control
Executive Officer(1)	Compensation	Vest ($)(2)(3)	Vest ($)(2)(4)	Compensation ($)
Atul Bhatnagar	$1,051,000	$161,125	$57,063	$1,269,188
Errol Ginsberg	2,235,600	N/A	N/A	2,235,600
Thomas B. Miller	472,600	N/A	N/A	472,600
Victor Alston	385,350	N/A	N/A	385,350
Alan Grahame	335,000	40,200	39,944	415,144
Table 2

	Severance Compensation if Termination in connection with a Change-in-Control
		Market Value of	Market Value of
	Severance	Unexercisable	Restricted Stock	Total
	Cash	Options that	Units that	Change-in-Control
	Compensation	Vest ($)(2)(3)	Vest ($)(2)(4)	Compensation ($)
Atul Bhatnagar	$1,640,000	$564,625	$171,188	$2,375,813
Errol Ginsberg	2,235,600	N/A	N/A	2,235,600
Thomas B. Miller	472,600	N/A	N/A	472,600
Victor Alston	385,350	N/A	N/A	385,350
Alan Grahame	570,000	140,913	119,831	830,744

(1)	Messrs. Bhatnagar and Grahame have each elected to participate in the 2009 Severance Plan, and their severance compensation is calculated in accordance with the terms of that Plan. Messrs. Ginsberg, Miller and Alston have each elected to continue their participation in the 2000 Severance Plan, and their severance compensation is calculated in accordance with the terms of that Plan.

(2)	As participants in the 2000 Severance Plan, Messrs. Miller, Ginsberg and Alston are not entitled under the terms of such Plan to acceleration of their equity incentives in connection with the termination of their employment for any reason.

(3)	Represents the market value upon acceleration of stock options held as of April 1, 2010. The market value equals the difference between the closing sales price of a share of Ixia Common Stock of $9.13 on April 1, 2010 as reported on the Nasdaq Global Select Market and the option exercise price, multiplied by the number of options for which vesting is accelerated.

(4)	Represents the market value upon acceleration of RSUs held as of April 1, 2010. The market value of RSUs is based on the closing sales price of a share of Ixia Common Stock of $9.13 on April 1, 2010 as reported on the Nasdaq Global Select Market, multiplied by the number of RSUs for which vesting is accelerated.
     Severance benefits also include continuation, at our expense, of health care insurance for 18 months, and in the case of participants in the 2000 Severance Plan, term life insurance, following termination of employment.
     Under Section 280G of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), an employer will lose a deduction for tax purposes with respect to a “parachute payment” payable upon a change in the employer’s control or ownership and a 20% excise tax will be imposed on the recipient of a parachute payment. A parachute payment is generally defined as any payment in the nature of compensation paid to an officer or highly compensated individual which is contingent on a change-in-control or ownership, provided that the aggregate value of all such payments is at least three times the recipient’s base amount (i.e., the recipient’s average taxable compensation for the five years prior to the year in which the change-in-control occurs). In the event that an officer’s severance benefits upon termination will exceed three times the officer’s base compensation for purposes of Section 280G of the Internal Revenue Code, then the benefits payable to the officer under our Severance Plan will automatically be reduced by the minimum amount necessary to ensure that the benefits do not constitute a parachute payment under Section 280G.

Equity Compensation Plan Information
     We currently maintain equity compensation plans that provide for the issuance of our Common Stock to our officers, employees and directors upon the exercise or vesting of stock options and restricted stock units. These plans are:
•	our Amended and Restated 1997 Equity Incentive Plan (the “1997 Plan”) which expired in May 2008,

•	our 2008 Equity Incentive Plan (the “2008 Plan”),

•	our Amended and Restated Non-Employee Director Equity Incentive Plan (the “Director Plan”), and

•	our Employee Stock Purchase Plan, as amended.
     All of these plans have been approved by our shareholders.
     The following table summarizes information about outstanding stock options, restricted stock units and shares reserved for future issuance as of December 31, 2009 under the Company’s equity incentive plans described above:

	Number of shares			Number of shares remaining
	to be issued			available for future issuance
	upon exercise of		Weighted-average exercise	under equity compensation
	outstanding options,		price of outstanding options,	plans (excluding shares
	warrants and rights		warrants and rights(1)	reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by shareholders:
1997 Plan	4,433,157	(2)	$8.44	0
2008 Plan	6,744,368	(3)	7.44	4,553,362
Director Plan	133,082	(4)	14.26	205,585
Employee Stock Purchase Plan	0		0	634,495	(5)

Total	11,310,607		$7.98	5,393,442

Equity compensation plans not approved by shareholders	0		0	0

Total Equity Compensation Plans	11,310,607		$7.98	5,393,442

(1)	The weighted-average exercise price of outstanding options does not take into account outstanding RSUs since they do not have an exercise price.

(2)	Represents 4,177,445 shares of Ixia Common Stock issuable upon the exercise of outstanding stock options and 255,712 shares of Ixia Common Stock issuable upon the vesting of outstanding RSUs.

(3)	Represents 4,930,366 shares of Ixia Common Stock issuable upon the exercise of outstanding stock options and 1,814,002 shares of Ixia Common Stock issuable upon the vesting of outstanding RSUs.

(4)	Represents 118,748 shares of Ixia Common Stock issuable upon the exercise of outstanding options and 14,334 shares of Ixia Common Stock issuable upon the vesting of outstanding RSUs.

(5)	On May 1 of each year, the number of shares authorized and reserved for issuance under the Employee Stock Purchase Plan automatically increases by the lesser of (i) 500,000 shares; (ii) a number of shares equal to 1.0% of the Company’s outstanding shares on the last day of our prior fiscal year; or (iii) an amount determined by the Board.
Compensation Committee Interlocks and Insider Participation
     During 2009, the Compensation Committee consisted of Ms. Hamilton (Chair), and Messrs. Asscher, Fram and Rager, all of whom during their tenure on the Committee are or were non-employee directors of the Company. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries, other than Mr. Rager who served as the Company’s Chief Financial Officer from June 1997 to March 2000.

COMPENSATION COMMITTEE REPORT
     The information contained in this report by the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for 2009. Based on the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Company’s proxy statement for its 2010 annual meeting of shareholders and in Ixia’s Annual Report on Form 10-K for the year ended December 31, 2009.
COMPENSATION COMMITTEE
Gail Hamilton
Laurent Asscher
Jonathan Fram
Jon F. Rager
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     It is the policy and practice of our Board to review information concerning “related party transactions” which are transactions between Ixia and related persons in which the aggregate amount exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Related persons include our directors and executive officers and their immediate family members. If the determination is made that a related person has a material interest in a transaction involving the Company, then the disinterested members of our Board would review and approve or ratify it, and we would disclose the transaction in accordance with SEC rules. If the related person is a member of our Board, or a family member of a director, then that director would not participate in any discussion involving the transaction at issue.
     There were no transactions since the beginning of 2009, and there is no currently proposed transaction, in which Ixia was or is to be a participant in which any related person had or will have a material interest.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers and persons who beneficially own more than ten percent of our Common Stock to file initial reports of ownership of our Common Stock and reports of changes in ownership of our Common Stock with the SEC and The Nasdaq Stock Market. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.
     Based solely on our review of the copies of such reports furnished to us and on written representations from our executive officers and directors, we believe that all reports required to be filed by these officers and directors in accordance with Section 16(a) were filed on a timely basis during 2009.

PROPOSAL 2 — APPROVAL OF
2010 EMPLOYEE STOCK PURCHASE PLAN
     In March 2010, our Board of Directors adopted, subject to the approval of our shareholders at the Annual Meeting, a 2010 Employee Stock Purchase Plan (the “Purchase Plan”) under which a total of 500,000 shares of Common Stock will be reserved for issuance to our employees. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and will provide employees of the Company with an opportunity to participate in the ownership of the Company by purchasing shares of Common Stock at a discounted price through accumulated payroll deductions. The Purchase Plan will also provide our employees with an incentive to continue their employment with the Company.
     Subject to approval by our shareholders, the Purchase Plan will replace our current Employee Stock Purchase Plan, as amended (the “2000 Purchase Plan”). The 2000 Purchase Plan will expire in September 2010, provided that the offering periods then in effect shall continue through their respective expiration dates. The last offering period under the 2000 Purchase Plan will commence on May 1, 2010 and end on April 30, 2012. The first purchase period under the 2010 Purchase Plan is expected to commence on November 1, 2010.
     If the 2010 Purchase Plan is adopted, we will be able to continue to offer to new and continuing employees of the Company the benefits provided by an employee stock purchase plan under Section 423 of the Code. Our Board of Directors believes that the 2010 Purchase Plan will provide a potentially significant benefit to our employees and is in the best interests of the Company and our shareholders. Our Board believes that the Purchase Plan will provide an incentive for employees to acquire shares of our Common Stock, thereby aligning their interests with those of our shareholders, and that the Purchase Plan will also assist us in attracting and retaining the talented employees necessary for our continued growth and success.
     AT THE ANNUAL MEETING, OUR SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE PURCHASE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE PURCHASE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR APPROVAL OF THE PURCHASE PLAN.
New Plan Benefits
     Purchases of the Company’s Common Stock under the Purchase Plan will be made at the discretion of the participants therein and, accordingly, future purchases under the Purchase Plan if the Purchase Plan is approved are not yet determinable. The dollar value of benefits under the Purchase Plan will also depend on the fair market value of our Common Stock at the time of commencement of the applicable offering periods and on the exercise dates for each purchase period within the offering period.
Summary of Purchase Plan
     A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan, a copy of which is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Ixia, 26601 W. Agoura Road, Calabasas, California 91302. A copy of the Purchase Plan is also filed electronically with the Securities and Exchange Commission (the “SEC”) with this proxy statement.

Purpose
     The purpose of the Purchase Plan is to enable the Company, after the expiration of the 2000 Purchase Plan, to continue to provide our employees and the employees of our designated subsidiaries with an opportunity to purchase shares of our Common Stock through payroll deductions. The Purchase Plan will be an important component of the benefits package we offer to our employees and will provide employees with a convenient means to acquire an equity interest in the Company and to enhance their sense of participation in the affairs of the Company. The Purchase Plan will also provide employees with an incentive for continued employment with the Company.
Administration
     The Purchase Plan is required to be administered by our Board of Directors or a committee appointed by the Board of Directors. If the Purchase Plan is approved by our shareholders at the Annual Meeting, our Board of Directors has delegated administration of the Purchase Plan to the Compensation Committee of the Board of Directors. All questions of interpretation or application of the Purchase Plan will be determined in the sole discretion of the Compensation Committee, whose decisions will be final, conclusive and binding upon all parties. Members of our Board of Directors who are eligible employees are permitted to participate in the Purchase Plan.
Shares Reserved under the Purchase Plan
     A total of 500,000 shares of our Common Stock has been authorized and reserved for issuance under the Purchase Plan. The Purchase Plan provides for an automatic annual increase in the number of shares authorized and reserved for issuance thereunder on each May 1 during the ten-year term of the Purchase Plan. Each such increase will be equal to the lesser of (i) 500,000 shares, (ii) a number of shares equal to 1% of the number of shares of the Company’s Common Stock outstanding on the last day of the prior fiscal year and (iii) an amount determined by the Board.
Offering Periods
     The Purchase Plan will be implemented in a series of consecutive, overlapping 24-month offering periods, with each offering period consisting of four six-month purchase periods. Offering periods will begin on the first trading day on or after May 1 and November 1 of each year. Our Board will have the power to change the duration of offering periods and the commencement dates of offering periods, as well as the duration and commencement dates of the purchase periods within future offering periods, provided the changes are announced at least five days prior to the first affected offering period. The first 24-month offering period under the Purchase Plan is scheduled to begin on November 1, 2010 and to end on October 31, 2012.
Eligibility
     Employees (including officers) will be eligible to participate in the Purchase Plan if they (i) are employed by the Company or a designated subsidiary more than 20 hours per week and more than five months in any calendar year and (ii) have completed 30 days of continuous employment as of the first day of an offering period. Eligible employees will not, however, include any person who is a citizen or resident of a foreign jurisdiction if granting such person an option under the Purchase Plan would violate the laws of that jurisdiction or if compliance with the laws of that jurisdiction would cause the Purchase Plan to violate the provisions of Section 423 of the Code. No employee will be permitted to participate in the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options).
     As of April 1, 2010, approximately 550 employees, including eight executive officers, would have been eligible to participate in the 2010 Purchase Plan if the 2010 Purchase Plan had been in effect as of that date.
Participation in the Plan
     Eligible employees will become participants in the Purchase Plan by delivering to the Company, prior to the commencement of an offering period, a completed subscription agreement authorizing payroll deductions in any multiple of 1% up to a maximum of 15% (or such other percentage as may be determined by the Board) of their total eligible W-2 cash compensation (e.g., base salary, bonus, overtime and commissions), plus pre-tax employee deferrals under certain of the Company’s benefit plans. By executing a subscription agreement, an employee becomes entitled to have shares placed under option to him or her, but he or she does not become obligated to purchase the shares. An employee’s participation in the Purchase Plan continues from offering period to offering period (and from purchase period to purchase period within an offering period) unless the participant withdraws as a participant in the Purchase Plan. An employee who first becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate until the commencement of the next offering period.
     If the number of shares which would otherwise be subject to options at the beginning of an offering period or on any exercise date exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made among all participants in as uniform and equitable a manner as is practicable. To ensure that Code limitations are not exceeded, we will not permit any employee to purchase in any calendar year more than $25,000 worth of stock (determined at the fair market value of the shares at the time options are granted) pursuant to the Purchase Plan.
Purchase Price
     The purchase price per share under the Purchase Plan will be 85% of the lesser of (i) the fair market value of a share of Common Stock on the first trading day of the 24-month offering period or (ii) the fair market value of a share of Common Stock on the last trading day of the applicable six-month purchase period during the 24-month offering period. The fair market value of our Common Stock on a given date is equal to the closing sales price of the Common Stock on such date on the Nasdaq Global Select Market. On April 1, 2010, the closing sales price of our Common Stock on the Nasdaq Global Select Market was $9.13 per share.
Payment of Purchase Price; Payroll Deductions
     The purchase price of the shares to be purchased under the Purchase Plan is accumulated by payroll deductions over the offering period based upon the percentage of compensation selected by the employee when enrolling to participate in the Purchase Plan. A participant may discontinue his or her participation in the Purchase Plan at any time but may not increase or decrease the rate of payroll deductions for any six-month purchase period within an offering period after the purchase period commences. The participant may, however, increase or decrease the rate of payroll deductions for a future offering period prior to commencement of such offering period. The participant may also decrease (but not increase) the rate of payroll deductions for a future purchase period within an offering period. If a participant wishes to increase the rate of payroll deductions prior to the expiration of the offering period in which he or she is participating, he or she must discontinue his or her participation in the offering period and re-enroll for a future offering period by submitting a new subscription agreement authorizing a higher deduction rate.
     All payroll deductions are credited to the participant’s account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by us for any corporate purpose. No interest will accrue on payroll deductions.
Purchase of Stock; Exercise of Option
     On the enrollment date of each 24-month offering period, an eligible employee who elects to participate in the offering period will be granted an option to purchase on each exercise date during the offering period (at the applicable purchase price) up to a number of shares of Common Stock determined by dividing (1) his or her accumulated payroll deductions accumulated prior to the exercise date and retained in the account as of the exercise date by (2) the applicable purchase price. The maximum number of shares placed under option to a participant in the Purchase Plan at the commencement of an offering period for each six-month purchase period during the offering period is the number of whole shares of Common Stock determined by dividing $12,500 by the fair market value (i.e., the closing sales price) of one share of Common Stock at the beginning of the offering period.
     Unless an employee discontinues his or her participation in the Purchase Plan, his or her option to purchase shares will be exercised automatically using accumulated payroll deductions on the last day of a purchase period within an offering period at the applicable price. Any cash remaining to the credit of a participant’s account under the Purchase Plan after the purchase of such shares, other than any amount representing a fractional share, will be returned to the participant. Any amount representing a fractional share will be credited to a participant’s account for the next purchase period or returned to the participant.
Withdrawal
     A participant’s interest in an offering may be terminated by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at any time prior to the end of an offering period. Any such withdrawal may be made effective (i) immediately, in which case the payroll deductions credited to the participant’s account will be returned to him or her without interest, or (ii) as of the first day of the next six-month purchase period, in which case the payroll deductions credited to the participant’s account will be applied to purchase shares at the end of the purchase period in which the election is made, and any excess funds not used to purchase shares will be returned to the participant without interest. A participant’s withdrawal from an offering or an employee’s decision not to participate in an offering does not have any effect upon his or her eligibility to participate in subsequent offerings under the Purchase Plan.
Termination of Employment
     If a participant terminates his or her employment for any reason, including retirement or death, or fails to remain employed for more than 20 hours per week during an offering period, his or her participation in the Purchase Plan will automatically be terminated. In any such case, the payroll deductions credited to the participant’s account will be refunded without interest.
Adjustment upon Changes in Capitalization or Control
     The Purchase Plan contains provisions that provide for adjustments upon the occurrence of events such as a stock split, reverse stock split, stock dividend, combination or reclassification of Common

Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without the Company’s receipt of consideration. These provisions may result in adjustments to:
•	the number of shares of Common Stock reserved for issuance under the Purchase Plan,

•	the maximum number of shares of Common Stock each participant may purchase during each purchase period, and

•	the price per share of Common Stock and the number of shares of Common Stock covered by each unexercised option under the Purchase Plan.
     In the event of the proposed dissolution or liquidation of the Company, the offering periods then in progress will be shortened by setting a new exercise and termination date prior to the consummation of the proposed transaction, unless provided otherwise by the Board. The Board is required to notify each participant in writing at least ten business days prior to any new exercise date that the exercise date for the option has been changed and that the option will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.
     In the event of the merger of the Company with or into another corporation, or the sale of all or substantially all of the Company’s assets, outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If in any such event options are not assumed or substituted, any purchase period then in progress will be shortened by setting a new exercise date which will be before the date of the proposed sale or merger, and any offering period then in progress will terminate on the new exercise date. The Board is required to notify each participant in writing at least ten business days prior to the new exercise date that the exercise date for the option has been changed and that the option will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.
Nonassignability
     No rights or accumulated payroll deductions of a participant in the Purchase Plan may be pledged, assigned or transferred for any reason (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act (“ERISA”), or the rules thereunder, or upon the death of a participant as provided in the Purchase Plan), and we may treat any such attempt as an election by the participant to withdraw from the Purchase Plan.
Shareholder Rights
     No participant will have any shareholder rights with respect to shares of Common Stock subject to options that have been granted under the Purchase Plan until the shares are actually purchased by the participant.
Amendment, Termination and ERISA Status
     Our Board of Directors may at any time amend or terminate the Purchase Plan, except that termination of the Purchase Plan may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant without the prior written consent of the participant. Approval of our shareholders is required for amendments to the Purchase Plan only to the extent that shareholder approval is required or desirable to comply with (i) Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as in effect at the time of the proposed amendment to the Purchase Plan, (ii) the applicable sections of the Code and the rules and regulations thereunder governing employee stock purchase plans, as in effect at the time of the proposed amendment to the Purchase Plan, or (iii) other applicable laws, rules or regulations. In the event the Board determines that the ongoing operation of the Purchase Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent necessary or desirable, amend the Purchase Plan to reduce or eliminate such accounting consequences, without shareholder approval or the consent of any participants. In any event, the Purchase Plan will terminate on March 24, 2020, which will be the tenth anniversary of its adoption by our Board of Directors, unless the Purchase Plan is earlier terminated and provided that such termination shall not affect options then outstanding.
     We believe that the Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.
Tax Information
     The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of an option grant or purchase of shares. As summarized below, a participant may become liable for federal income taxes upon disposition of the shares acquired under the Purchase Plan. This summary does not discuss any local, state or foreign tax laws that may be applicable to any participant.
     If shares are disposed of by a participant more than two years after the date of the beginning of the offering period in which the shares were acquired and more than one year after the transfer of the shares to the participant, or upon the participant’s death at any time while owning the shares, then upon such disposition the lesser of (i) the excess of the fair market value of the shares at the time of such disposition or death over the purchase price of the shares or (ii) the excess of the fair market value of the shares at the beginning of the offering period in which the shares were acquired over the purchase price of the shares (computed as of the commencement of the offering period) would be treated as ordinary income to the participant. Any additional gain on the disposition would be treated as long-term capital gain. If shares are disposed of in a transaction that satisfies the holding period requirements and in which the sales price is less than the purchase price, the participant would not recognize any ordinary income and would have a long-term capital loss equal to the difference between the sale price and the purchase price.
     If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), then the excess of the fair market value of the shares on the date the option is exercised (i.e., the last day of a purchase period within an offering period) over the purchase price of the shares would be treated as ordinary income to the participant. This excess would constitute ordinary income in the year of sale or other disposition even if no additional gain is realized on the sale. The balance of any gain realized on such disposition would be treated as a short-term or long-term capital gain, as the case may be. Even if the shares are sold for less than their fair market value on the date the option is exercised, ordinary income would be recognized equal to the difference between the purchase price and the value of the shares on the option exercise date, and any difference between the sales price and the value of the shares on the option exercise date would constitute short-term or long-term capital gain or loss, depending on how long the shares were held after exercise of the option.
     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that (i) ordinary income is recognized upon disposition of shares by a participant before the expiration of the two-year and one-year holding periods described above and (ii) the Company has satisfied its reporting obligations under the Code. In order to enable us to learn of disqualifying dispositions and ascertain the amount of the deductions to which the Company is entitled, employees are required to notify the Company in writing of the date and terms of any disqualifying disposition of shares purchased under the Purchase Plan.
PROPOSAL 3 — APPROVAL OF
AMENDMENT TO 2008 EQUITY INCENTIVE PLAN
     In March 2010, our Board of Directors approved, upon the recommendation of the Compensation Committee of the Board of Directors and subject to the approval of our shareholders at the Annual Meeting, an amendment to our 2008 Equity Incentive Plan (the “Plan”) to add our non-employee directors to the categories of persons to whom equity incentive awards may be granted under the Plan. Currently, only employees of and consultants to the Company and our subsidiaries are eligible to receive equity grants under the Plan.
     Our Board of Directors initially approved the Plan in March 2008, and our shareholders approved the Plan in May 2008. A total of 6,000,000 shares of Common Stock were initially authorized for issuance under the Plan. In March 2009, our Board of Directors approved, and in May 2009 our shareholders approved, certain amendments to the Plan, including an amendment that increased the number of shares authorized for issuance under the Plan to a total of 11,572,295 shares, which number of shares represents 18.1% of the shares of the Company’s Common Stock outstanding as of the Record Date. Under the Plan, no more than 5,000,000 of the authorized shares may be issued pursuant to restricted stock units (“RSUs”) or restricted stock awards, and no more than 1,000,000 shares, as represented by stock options, RSUs, restricted stock awards and/or share appreciation rights, may be awarded to any single employee during any calendar year. The Plan is currently our sole plan (other than our Employee Stock Purchase Plan) for providing stock-based incentive compensation to our eligible employees and consultants.
     To date, only RSUs and stock options have been awarded under the Plan. The following table sets forth certain information as of April 1, 2010 concerning the Plan:

Total number of shares authorized:	11,572,295
Number of shares issued upon exercise of options:	163,126
Number of shares issued upon vesting of outstanding RSUs:	392,534
Number of shares subject to outstanding options:	6,719,450	(1)
Number of shares subject to outstanding RSUs:	1,789,234
Number of shares available for future equity incentive grants:	2,507,951

(1)	These options have exercise prices per share ranging from $4.45 to $8.88 and a weighted average exercise price per share of $7.63.
     Our non-employee directors are currently eligible to receive equity awards under our Amended and Restated Non-Employee Director Plan (the “Director Plan”). The Director Plan, under which a total of 200,000 shares of Common Stock were initially authorized for issuance, was approved by our Board of Directors and shareholders in September 2000. Under the original terms of the Director Plan, our non-employee directors automatically received formula grants of options to purchase shares of our Common Stock upon their initial election or appointment to the Board and upon their re-election to the Board.
     In March 2004, our Board of Directors amended and restated the Director Plan principally to modify the terms of the formula options that were automatically granted under the Plan and to increase the number of shares authorized for issuance under the Plan to 400,000 shares. In May 2004, our shareholders approved such amendment and restatement of the Director Plan. In March 2007, our Board of Directors approved a further amendment to the Director Plan principally to provide for the automatic grant of RSUs rather than stock options to our non-employee directors. In May 2007, our shareholders approved such amendment, including the formulas for the RSU grants to be automatically made thereunder.
     Under the Director Plan, as currently in effect, an individual who for the first time is elected or appointed to serve as a non-employee director is automatically granted 14,000 RSUs if he or she is elected on the date of an annual meeting of our shareholders or (b) if he or she is first elected or appointed other than on the date of such an annual meeting, a number of RSUs equal to the sum of (1) 10,000 and (2) the product obtained by multiplying 4,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent annual shareholders meeting and the denominator of which is 12. The RSUs vest in eight equal quarterly installments. A non-employee director who is re-elected at an annual meeting of our shareholders is automatically granted 4,000 RSUs which vest in four equal quarterly installments. In May 2009, each of our four non-employee directors was automatically granted 4,000 RSUs upon his or her re-election to the Board. In May 2010, each of our four non-employee nominees for director who is re-elected at the Annual Meeting will be automatically granted 4,000 RSUs. Any such grants will not be affected by whether the amendment to the Plan is approved by our shareholders at the Annual Meeting.
     As of April 1, 2010, there were outstanding under the Director Plan options to purchase 102,706 shares of our Common Stock and 8,751 shares subject to outstanding RSUs. As of that date, a total of 66,916 shares of Common Stock had been issued and 221,627 shares were available for future grants under the Director Plan.
     The Director Plan will expire by its terms in September 2010. If the proposed amendment to the Plan is not approved at the Annual Meeting, then following the expiration of the Director Plan we will not be in a position to grant awards to our non-employee directors under any of our equity plans.
     Our Compensation Committee and Board of Directors made their decisions regarding the proposed addition of non-employee directors to the Plan after the review and consideration of our current director cash and equity compensation programs. Our Board believes that the amendment to the Plan to include our non-employee directors will enable us to continue to provide equity compensation to our non-employee directors in a manner that will attract and retain qualified persons to serve as non-employee directors, that will enhance the equity interests of our non-employee directors and that will further align the interests of our non-employee directors with the interests of the Company and our shareholders.
     By adding our non-employee directors to the Plan, we will streamline our equity grant program so that all grants are made under one plan (other than under our Employee Stock Purchase Plan). If our non-employee directors are eligible to receive awards under the Plan, we will also have flexibility in awarding equity compensation to our directors, including flexibility (i) in determining the timing, type and size of equity grants that are from time to time made to our non-employee directors, and (ii) from time to time modifying the components of the equity compensation program for our non-employee directors. We have no such flexibility under the current Director Plan. Our Board of Directors, taking into account the recommendations of the Compensation Committee, will make all decisions regarding the grant of equity awards to our non-employee directors.
     If our shareholders approve the amendment to the Plan at the Annual Meeting, our Board believes that the shares available for equity grants under the Plan should be sufficient to meet our presently anticipated equity grant needs for both our employees and our non-employee directors until at least the date of our annual meeting of shareholders in 2011.
     AT THE ANNUAL MEETING, OUR SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE PLAN TO ADD OUR NON-EMPLOYEE DIRECTORS AS PERSONS WHO ARE ELIGIBLE TO RECEIVE EQUITY GRANTS UNDER THE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE PLAN. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.
New Plan Benefits
     Employees, including executive officers of and consultants to the Company and its subsidiaries, are currently eligible to receive equity grants under the Plan. Equity grants may not currently be made to directors of the Company who are not also employees. If the amendment to the Plan is approved by our shareholders at the Annual Meeting, our non-employee directors will also be eligible to receive equity awards under the Plan.
     Awards under the Plan are granted at the sole discretion of our Compensation Committee and, if the amendment to the Plan is approved at the Annual Meeting, awards under the Plan to our non-employee directors will be granted at the sole discretion of our Board of Directors. We therefore cannot determine at this time which individuals or classes of persons (i.e., employees, executive officers, consultants and, if applicable, non-employee directors) will receive future awards of equity incentives under the Plan or what the nature and size of those awards will be.
Summary of Plan
     A summary of the principal provisions of the Plan, as amended and restated to include the proposed amendment to the Plan, is set forth below and is qualified in its entirety by reference to the Plan. A copy of the Plan, as amended and restated to include the proposed amendment, is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Ixia, 26601 W. Agoura Road, Calabasas, California 91302. A copy of such Plan is also filed electronically with the SEC with this proxy statement.
Purpose
     The purposes of the Plan are to (i) attract and retain the services of employees and consultants who the Company believes are in a position to make material contributions to the successful operation of the Company’s business, (ii) motivate such persons to achieve the Company’s business goals and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase and otherwise acquire (for example, through the vesting of restricted stock units) stock of the Company.
     If our shareholders approve the amendment to the Plan at the Annual Meeting, the Plan will also serve to (i) assist us in attracting and retaining qualified non-employee directors, (ii) advance our interests and the interests of our shareholders by allowing us to continue to provide equity incentives designed to motivate and reward our non-employee directors and (iii) promote our best interests and the long-term performance of the Company by encouraging the ownership of our Common Stock by our non-employee directors.

Administration
     The Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two directors who are (a) “independent directors” under applicable Nasdaq rules, (b) “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (c) “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee, which is currently comprised of four directors, currently administers the Plan. Subject to the provisions of the Plan, the Compensation Committee has the authority, in its sole discretion, to grant awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the Plan. The Compensation Committee’s interpretation and construction of any provision of the Plan is final and binding.
     As administrator of the Plan, the Compensation Committee selects the award recipients and determines the type of equity award — e.g., options (i.e., incentive or nonstatutory), share appreciation rights, restricted stock units or restricted stock awards — and the number of shares to be subject to each award. In making these determinations, the Compensation Committee takes into account a number of factors including, with respect to the recipient and as applicable, the individual’s position and responsibilities, individual performance, salary, previous equity grants (if any), length of service and other relevant factors.
     If our shareholders approve the amendment to the Plan at the Annual Meeting, our Board of Directors will administer the Plan with respect to any equity awards to our non-employee directors thereunder. The Board of Directors will, from time to time, in its discretion and after considering the recommendation of the Compensation Committee, determine the types of equity awards to be granted to our non-employee directors, the numbers of shares subject to such awards and the vesting and other terms of such awards.
Shares Reserved under the Plan
     A total of 11,572,295 shares of our Common Stock have been authorized and reserved for issuance under the Plan.
Eligibility
     The Plan provides that equity grants may be made to employees of and consultants to Ixia and our affiliates, including our subsidiaries; provided, however, that consultants may not be granted incentive stock options. We also may not grant incentive stock options to any person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of the Company, unless the option exercise price is at least 110% of the fair market value for the stock subject to the options on the date of grant and the term of the option does not exceed five years from the date of grant.
     As of April 1, 2010, approximately 960 persons held outstanding grants under the Plan. As of that date, we had a total of approximately 1,010 employees worldwide, including employees already holding awards granted under the Plan, who met the eligibility requirements to be granted equity incentives under the Plan. If the amendment to the Plan is approved by our shareholders at the Annual Meeting, our non-employee directors will be added to the classes of persons to whom equity grants may be awarded under the Plan; provided, however, that our non-employee directors will not be eligible to receive incentive stock option awards. As of April 1, 2010, we had four non-employee directors who would have been eligible to receive grants under the Plan had the amendment to the Plan been effective as of that date.

Types of Awards
     Options
     Options granted under the Plan are either “incentive stock options” as defined in Section 422 of the Code or nonstatutory stock options that do not meet the requirements of Section 422. Options that are intended to qualify as incentive stock options are subject to certain restrictions or requirements in order to assure their qualification under Section 422 of the Code.
     The aggregate fair market value (determined as of the grant date) of the stock for which an optionee may be granted incentive stock options that first become exercisable during any one calendar year under all of the Company’s plans may not exceed $100,000. The optionee must earn the right to exercise the option by continuing to work for the Company or by attaining specified performance goals established by the Committee (or both), and options are exercisable at such times and in such cumulative installments as the Compensation Committee determines, subject to earlier termination of the option upon termination of the optionee’s employment for any reason.
     The exercise price per share for the shares issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant is equal to the closing sales price of the Company’s Common Stock as reported on the Nasdaq Global Select Market. On April 1, 2010, the closing sales price of the Company’s Common Stock on the Nasdaq Global Select Market was $9.13 per share. Without shareholder approval, the Committee does not have the authority to amend or adjust the exercise price of any options previously granted under the Plan (except as required to reflect stock dividends or other similar events), whether through amendment, cancellation, replacement grant or other means or to implement a stock option or other exchange offer.
     Unless an award agreement provides otherwise, if an optionee’s employment with the Company is terminated for any reason other than death, total and permanent disability or for cause, his or her options may be exercised within 90 days after such termination as to all or any part of the shares as to which the optionee was entitled to exercise the option at the time of termination.
     If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within 180 days, or such longer period not exceeding one year as may be determined by the Compensation Committee at the time of grant, after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.
     If the amendment to the Plan is approved at the Annual Meeting and unless a non-employee director’s service to the Company is terminated for cause, his or her options may, to the extent vested at the time of termination, be exercised until their original expiration dates.
     If an optionee’s employment with or service to the Company is terminated for cause, then he or she will immediately forfeit all of his or her outstanding options.
     Options may not have a term greater than ten years from the grant date, except that in certain limited cases (as described above), the maximum term is five years.
     Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the options by bequest or inheritance.
     Restricted Stock Units
     The Plan currently authorizes the grant of restricted stock units (“RSUs”), including RSUs that qualify as performance-based compensation for purposes of Section 162(m) under the Code. RSUs evidence the right to receive shares of Ixia Common Stock at a designated time in the future if a participant is employed by the Company at the end of the applicable vesting period. The Compensation Committee determines the vesting dates and any other conditions or restrictions applicable to an RSU award. As soon as practicable after the time stated in the award agreement as the vesting date and provided that all conditions for the issuance of shares have been satisfied, shares of Common Stock equal to the number of vested RSUs vesting on that date will be distributed to the grantee. Vesting may be based on the continued service of the grantee for specified time periods or on the attainment of specified performance goals established by the Committee, or both. A grantee of an RSU has no rights as an Ixia shareholder such as rights to vote or receive dividends or other distributions, until the stock has been distributed to the participant. The Company may grant dividend equivalents to holders of RSUs. If RSUs are granted and cash dividends are paid on the Company’s Common Stock in the future, by granting dividend equivalents the Company would be placing holders of RSUs in the same economic position as holders of restricted stock. The Company has no present intention to grant any such dividend equivalents. If the amendment to the Plan is approved at the Annual Meeting, then our Board of Directors will make all decisions concerning the grant of RSUs to our non-employee directors.
     Unless an award agreement provides otherwise, if a participant’s employment with or service to the Company terminates for any reason prior to the end of the applicable vesting period for RSUs, the participant typically forfeits all rights to the shares with respect to which the RSUs are not then vested.
     Awards are generally nontransferable by the recipient prior to vesting, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce.
     Restricted Stock
     Restricted stock is an award of Ixia Common Stock that is subject to restrictions determined by the Compensation Committee, including forfeiture conditions and restrictions against transfer for a specified period of time, as the Committee may determine at the time of the grant. Restricted stock awards, including restricted stock awards that qualify as performance-based compensation for purposes of Section 162(m) under the Code, may be granted without payment by the participant. The restrictions on restricted stock may lapse in installments based on factors, including continuing employment with the Company or attainment of specified performance goals, or both, as may be determined by the Compensation Committee. In addition, the Compensation Committee has discretion to waive or accelerate the lapsing of restrictions in whole or in part. Until all restrictions are satisfied, lapsed or waived and unless otherwise provided by the Compensation Committee, the Company will typically maintain custody over the restricted shares and the grantee of the restricted shares will have the rights of an Ixia shareholder with respect to the shares, including the right to vote and receive any cash dividends on the restricted stock. Any stock dividends on shares of restricted stock will be treated as additional shares under the restricted stock award and will be subject to the same restrictions and other terms and conditions as the restricted stock on which the stock dividend was paid. If the amendment to the Plan is approved at the Annual Meeting, our Board of Directors will determine the terms of any restricted stock awards granted to our non-employee directors.

     The maximum number of shares subject to restricted stock awards which may be granted under the Plan during any calendar year to any one recipient may not exceed 1,000,000.
     If a participant’s employment with or service to the Company terminates for any reason prior to the end of the applicable vesting period for restricted stock awards, the participant typically forfeits all rights to the shares for which the forfeiture period has not expired.
     During the period in which any shares subject to a restricted stock award are restricted, the shares may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce.
     Share Appreciation Rights
     The Plan authorizes the Compensation Committee, in its discretion, to grant share appreciation rights (“SARs”) to eligible employees. A SAR entitles the participant, upon exercise, to receive a payment, typically in shares of Ixia Common Stock, based on the excess of the fair market value of a share of Ixia Common Stock on the date of exercise over the base price of the SAR, multiplied by the applicable number of shares of Ixia Common Stock subject to the SARs that are being exercised. SARs may be granted on a standalone basis or in tandem with a related stock option. The base price of SARs may not be less than the fair market value of a share of Ixia Common Stock on the date of grant. The Compensation Committee will determine at the time of grant the vesting requirements and the payment and other terms of SARs, including the effect of termination of service of a participant, which may be similar to the effect of termination of employment on outstanding options. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified performance goals established by the Committee, or both. We expect that SARs, if granted, would typically terminate on the seven-year anniversary of the date of grant. The Committee will, however, retain discretion to provide for an exercise period of up to ten years. SARs may be payable in shares of Ixia Common Stock or in cash, or in a combination of both, as determined with respect to each SAR by the Compensation Committee at the time of grant. If the amendment to the Plan is approved at the Annual Meeting, our Board of Directors will determine the terms of any SARs granted to our non-employee directors.
     SARs will be nontransferable by the holder, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and will be exercisable only by the holder during his or her lifetime or, in the event of the death of the holder, by the estate of the holder or by a person who acquires the right to exercise the SARs by bequest or inheritance.
     Performance-Based Compensation
     The Plan authorizes the Compensation Committee, in its discretion, to make restricted stock unit and restricted stock awards under the Plan that qualify as “performance-based” compensation and are fully deductible by the Company under Section 162(m) of the Code. In general, Section 162(m) denies a publicly held company a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other most highly compensated officers (other than the chief executive officer), subject to certain exceptions. An exception to this rule applies to qualified “performance-based” compensation paid solely on account of the attainment of one or more preestablished, objective performance goals that have been approved by shareholders and specifies, among other things, the maximum number of shares with respect to which awards may be granted to eligible participants during a specified period. The Plan contains such a limit with respect to stock options, restricted stock units, restricted stock awards and SARs, and the shareholder approval requirements has also been satisfied. The specific performance criteria that have previously been approved by our shareholders for purposes of Section 162(m) and that are described in the Plan are set forth below:
revenue operating income or net
operating income
orders
return on equity
return on assets or net assets
cash flow
share price performance
return on capital
earnings
earnings per share
shareholder return and/or value (including but not limited to total shareholder return economic value added
ratio of operating earnings to capital spending
ebitda
ebit
costs
operating earnings
gains
product development
client development
leadership
project progress
project completion
increase in total revenues
net income
operating cash flow
net cash flow
retained earnings
budget achievement
return on capital employed
return on invested capital
cash available to a company from a subsidiary or subsidiaries expense spending
gross margin
market share
operating profits (including earnings before or after income taxes, depreciation and amortization earnings per share growth
profit returns and margins
stock price
working capital
business trends
production cost
project milestones
capacity utilization
quality
economic value added
operating efficiency
debt
dividends
corporate governance
health and safety
     In order for an award to qualify as performance-based compensation under 162(m), the performance goals for each participant and the amount payable if the goals are met are required to be established in writing for each specified period of performance no later than 90 days after the commencement of the period of service to which the performance goals relate and while the outcome of whether the goals will be achieved is substantially uncertain. In no event, however, may the goals be established after 25% of the period of service to which the goals relate has elapsed. The performance goals are required to be objective, and the goals and the amount payable for each performance period if the goals are achieved will be set forth in the applicable award agreement. We do not pay any amounts or vest restricted stock units or stock awards for any participant for any performance period unless and until our Compensation Committee has certified that the performance goals and any other material terms for payment or vesting were in fact satisfied.
Adjustment upon Changes in Capitalization or Control
     In the event that a change, such as a stock split or stock dividend, is made in our capitalization which affects the stock covered by any awards granted under the Plan, appropriate adjustment will be made in the exercise price of (if applicable) and the number and type of shares covered by outstanding awards and in the number and type of shares available for issuance under the Plan. The adjustment will prevent dilution or enlargement of rights in any such event. In general, unless the terms of an award expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of our assets or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, the Compensation Committee, in its discretion, shall (1) make provision for the assumption of all outstanding awards by the successor corporation, (2) declare that awards shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the participant and give each participant the right to exercise his or her options or SARs as to all or any part of the shares covered by such awards, including shares as to which the award would not otherwise be exercisable (other than shares as to which the award is not exercisable because the exercise period for those shares has expired) or (3) accelerate the vesting of restricted stock awards and restricted stock units, or cause any awards outstanding as of the effective date of such event to be cancelled in consideration of a cash payment or the grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled award, provided that the payment and/or grant are substantially equivalent in value to the fair market value of the cancelled awards, as such equivalency is determined by the Compensation Committee.
Amendment, Termination and ERISA Status
     Our Board of Directors or the Compensation Committee may amend or terminate the Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the Plan which would: (a) increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of persons eligible to participate; (c) remove the administration of the Plan from the Board of Directors or its committee; (d) extend the term of the Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the Plan; or (f) materially modify the requirements as to eligibility for participation. The Plan will terminate on the tenth anniversary of its initial adoption by the Company’s shareholders (i.e., on May 28, 2018), provided that any awards then outstanding will remain outstanding until they expire by their terms.
     The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.
Tax Information
     The federal tax consequences of equity awards are complex and subject to change. The following discussion is only a brief summary of the general federal income tax laws and interpretations thereof currently in effect and applicable to equity awards. All such laws and interpretations are subject to change at any time, possibly with retroactive effective. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary is not intended to be exhaustive and, among other things, does not cover the state, local or foreign tax consequences of awards under the Plan, the disposition of shares acquired upon exercise or vesting of such awards or federal estate tax or state estate, inheritance or death taxes.
     Incentive Stock Options
     If an option granted under the Plan is treated as an “incentive stock option” as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option (provided, subject to limited exceptions, the optionee is an employee on the date of exercise or his or her last day of employment was no more than three months before the date of exercise), and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee’s sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares before the later of the expiration of (i) the two-year period from the date of the grant of the option or (ii) the one-year period after the date of exercise of the option, any gain or loss realized upon disposition of the shares should generally be characterized as long-term capital gain. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee’s tax basis (typically, the exercise price) in the shares. The Company will not be entitled to a compensation deduction for federal income tax purposes at any time, unless the optionee disposes of the shares within either or both of the two-year and one-year holding periods specified above.
     If an optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, the disposition will be treated as a “disqualifying disposition” for federal income tax purposes. A disqualifying disposition generally requires an optionee to recognize the difference between the option’s exercise price and the fair market value of the shares at the time of option exercise as ordinary income subject to the applicable maximum marginal federal income tax rate (39.6% in 2010). The optionee must recognize this income (determined without reduction for any brokerage fees or other costs paid in connection with the disposition) in the tax year during which the disqualifying disposition occurs. In the case of such a disqualifying disposition, the Company’s deduction will be an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code. If the disqualifying disposition would trigger a loss, then the amount of ordinary income includible in the optionee’s income (and deductible by the Company) is limited to the excess of the amount realized on the disposition over the optionee’s adjusted basis in the shares. The ordinary income will be added to the basis of the stock to determine the capital gain that must be recognized on the disqualifying disposition. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce, or upon death).
     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee’s alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from the disposition would generally offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of the disqualifying disposition in an amount determined under the rules described above, but subject to a credit for part or all of the alternative minimum tax paid in prior years. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.
     There is no federal income or employment tax withholding by the Company upon an optionee’s receipt or exercise of incentive stock options.
     Nonstatutory Stock Options
     Nonstatutory stock options granted under the Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options, assuming that the options are not actively traded on an established market and the fair market value of the options cannot be measured with reasonably accuracy at the time of grant. However, upon exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price of the option. The income realized by the optionee will be treated as compensation income subject to income and employment tax withholding by the Company generally payable from the other compensation paid to the optionee or from the proceeds of sales of all or a portion of the stock issued upon exercise of the option. If those earnings are insufficient to pay the required withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.
     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee’s holding period for the shares, without “tacking on” any holding period for the option. The optionee’s tax basis for determination of such gain or loss will ordinarily be the sum of (1) the amount paid for the shares (i.e., the exercise price), plus (2) any ordinary income recognized by the optionee as a result of the exercise of the option. In general, if the optionee has held the shares for more than one year at the time of sale, the capital gain will be limited to the applicable maximum federal income tax rate. If the holding period for the shares is shorter, the federal ordinary income tax rate (39.6% in 2010) could apply.
     In general, there are no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will generally be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided that the Company has satisfied its withholding and reporting obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.
     Restricted Stock Unit Awards
     A participant generally will recognize no income upon the grant of a restricted stock unit award. Upon the issuance of shares once the restricted stock units have vested, participants normally will recognize ordinary income in the year of receipt in an amount equal to any cash dividends received and the difference between the fair market value of any nonrestricted shares received over the amount, if any, paid by the participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes, which withholding obligation may generally be satisfied through surrender of otherwise issuable shares, the sale of shares issued upon vesting or cash payments. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date on which the restricted stock units are vested, will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the vesting date, except to the extent such deduction is limited by applicable provisions of the Code.
     Restricted Stock Awards
     A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the date on which the risk of forfeiture as to the shares terminates. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If shares issued to a participant are not substantially vested when issued, the participant may elect, pursuant to Section 83(b) of the Code, to report the income, based on the value of the shares on the award date, in the year the restricted stock is granted, rather than waiting until the year in which the restricted stock vests, by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date of taxation, will be taxed as long-term or short-term capital gain or loss depending on whether the participant’s holding period for the shares is greater than one year. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the date of taxation, except to the extent such deductions are limited by applicable provisions of the Code.
     Share Appreciation Rights
     Generally, the recipient of a standalone SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current fair market value of the stock and the base price will be taxed as ordinary income to the recipient at the time the stock is received. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes, which withholding obligation may generally be satisfied through surrender of otherwise taxable shares. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR (i.e., exercise), the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.
     Section 162(m)
     As described above, the compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are, however, exempt from the limitations of Section 162(m), and the Company is allowed the full federal tax deduction otherwise permitted for such compensation. Options and SARs that vest over time generally qualify as performance-based compensation for purposes of 162(m). The Plan enables the Company, in the discretion of the Compensation Committee, to grant to covered employees restricted stock units and restricted stock awards that will be exempt from the deduction limits of Section 162(m).
     Section 409A
     Acceleration of income, additional taxes and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Code. To be compliant with Section 409A, rules with respect to the timing of elections to defer compensation, distribution events and funding must all be satisfied. The Plan includes provisions which are intended to prevent awards under the Plan from triggering the adverse tax consequences applicable to deferred compensation under Section 409A.
PROPOSAL 4 — RATIFICATION OF
APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010, and recommends to the shareholders that they vote to ratify that appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP
     The following table sets forth the fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2009 and 2008:

Fee Category	2009	2008
Audit Fees	$805,249	$615,372
Audit-Related Fees	226,300	472,953
Tax Fees	40,688	54,779
All Other fees	1,500	1,500

Total fees	$1,073,737	$1,144,604

     Audit Fees were for professional services rendered for the audit of the Company’s annual consolidated financial statements, the review of the Company’s financial statements included in its quarterly reports on Form 10-Q and the audit of the Company’s internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act of 2002. These fees also include fees for services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
     Audit-Related Fees were for fees billed for professional services that are reasonably related to the performance by PricewaterhouseCoopers LLP of audit or review of the Company’s consolidated financial statements but are not reported under “Audit Fees.” Such fees for 2009 and 2008 were incurred in connection with acquisition-related work.
     Tax Fees were for professional services for state, federal and international tax compliance, tax advice and tax planning. In 2009 and 2008, these fees were incurred primarily for state, federal and international tax compliance services.
     All Other Fees were for services other than the services reported above. In each of 2009 and 2008, these fees consisted of fees for accounting research literature.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
     The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. In accordance with the Audit Committee’s Pre-Approval Policy, the Audit Committee has also delegated to the Chairman of the Audit Committee the authority to pre-approve services to be performed by the Company’s independent registered public accounting firm. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by such firm in accordance with these pre-approvals and the fees for the services performed to date.
     The Audit Committee periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP, and the Audit Committee has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

OTHER MATTERS
     We currently know of no matters to be submitted at the Annual Meeting other than those described in this proxy statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

By Order of the Board of Directors
Ronald W. Buckly
Corporate Secretary
Calabasas, California
April 19, 2010

IXIA
2010 EMPLOYEE STOCK PURCHASE PLAN
     The following constitutes the provisions of the 2010 Employee Stock Purchase Plan (the “Plan”) of Ixia (the “Company”).
     1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.
     2. Certain Definitions.
          (a) “Board” shall mean the Board of Directors of the Company or any committee thereof designated by the Board of Directors of the Company in accordance with Section 13 of the Plan.
          (b) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
          (c) “Common Stock” shall mean the common stock of the Company.
          (d) “Compensation,” unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances, plus any amounts contributed by the Employee to the Company’s 401(k) Plan or 125 Plan from compensation paid to the Employee by the Company, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.
          (e) “Employee” means any person, including an officer, who is customarily employed by the Company or a Subsidiary designated by the Board on Attachment A, as Attachment A may from time to time be amended by the Board, (i) for more than 20 hours per week and (ii) for more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. “Employee” shall not include any person who is a citizen or resident of a foreign jurisdiction if granting them an option under the Plan would violate the law of such jurisdiction, or if compliance with the laws of the jurisdiction would cause the Plan to violate Code Section 423.
          (f) “Enrollment Date” means the first Trading Day of each Offering Period.
          (g) “Enrollment Period” means the period designated by the Board ending no fewer than three days prior to the Offering Period or Purchase Period, as applicable.
          (h) “Exercise Date” means the last Trading Day of each Purchase Period.
          (i) “Fair Market Value” means, as of any date, the fair market value of one share of Common Stock, determined as follows:
          (i) If the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Global Select Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market LLC, its fair market value shall be the closing sales price for such stock (or the mean of the closing bid and asked prices, if no sales were reported) as reported on such date (or, if such day is not a Trading Day, on the last Trading Day prior to such date) in The Wall Street Journal or such other source as the Board deems reliable;
          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, its fair market value shall be the mean of the closing bid and asked prices for the Common Stock on such date (or, if such day is not a Trading Day, on the last Trading Day prior to such date), as reported in The Wall Street Journal or such other source as the Board deems reliable; or
          (iii) In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board.
          (j) “Offering Periods” shall mean the periods of approximately 24 months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending 24 months later. The first Offering Period under the Plan shall commence on November 1, 2010. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.
          (k) “Payroll Deduction Authorization Change or Withdrawal Form” shall mean the form attached hereto as Attachment B, as may be revised from time to time.
          (l) “Participant” shall mean an Employee who has filed a Subscription Agreement under the terms of the Plan.

          (m) “Purchase Period” shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date and provided that the duration of a Purchase Period may be changed by the Board with respect to future Offering Periods without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter
          (n) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 19.
          (o) “Subscription Agreement” shall mean the form authorizing payroll deductions and attached hereto as Attachment C, as may be revised from time to time.
          (p) “Subsidiary” means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.
          (q) “Trading Day” shall mean a day on which national stock exchanges and The Nasdaq Stock Market are open for trading.
     3. Eligibility.
          (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment with the Company or its Subsidiaries shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.
          (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:
          (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or
          (ii) such option would permit the Employee’s rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.
     4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the Plan shall commence on November 1, 2010. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.
     5. Participation.
          (a) An eligible Employee may become a Participant in the Plan by completing and submitting during the applicable Enrollment Period a signed Subscription Agreement. An Employee who becomes eligible to participate in the Plan after the commencement of an Offering Period may not become a Participant in the Plan until the commencement of the next Offering Period.
          (b) An Employee’s authorization and participation in the Plan shall become effective on the first Enrollment Date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the Participant by completing and submitting a signed Payroll Deduction Authorization Change or Withdrawal Form to either withdraw from the Plan as described in Section 10(a) hereof or change his or her payroll deduction rate as described in Section 6(e) hereof.
          (c) A Participant may not submit a Subscription Agreement for enrollment in a new Offering Period until the termination of his or her participation in an existing Offering Period has become effective. The foregoing limitation shall not affect a Participant’s automatic reenrollment (without the submission of a new Subscription Agreement) in a new Offering Period following the expiration of an existing Offering Period.
          (d) Participants in an Offering Period (an “Original Offering Period”) will not prior to the expiration of the Original Offering Period be automatically withdrawn from the Original Offering Period and automatically re-enrolled in the immediately following Offering Period (a “Lower Price Offering Period”) if the Fair Market Value of the Common Stock on an Exercise Date in the Original Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of the Original Offering Period. A Participant may enroll in such an anticipated Lower Price Offering Period only by, on or before the specified administrative deadline prior to the commencement of the anticipated Lower Price Offering Period: (i) terminating his or her participation in the Original Offering Period by completing and submitting a signed Payroll Deduction Authorization Change or Withdrawal Form and without purchasing shares at the end of the Purchase Period then in effect and (ii) timely completing and submitting for the anticipated Lower Price Offering Period a new Subscription Agreement.

     6. Payroll Deductions.
          (a) Payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period as to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
          (b) At the time a Participant files his or her Subscription Agreement with the Company, he or she shall elect to have payroll deductions made on each payday during the next Offering Period at a percentage rate equal to a positive whole number not exceeding 15%, or such other maximum rate as may be determined from time to time by the Board subject to the provisions of Section 19 hereof, of the Compensation which would otherwise be payable to such Participant on each such payday.
          (c) Payroll deductions for a Participant shall commence on the first payday following the date on which a Participant’s payroll deduction authorization becomes effective and shall automatically continue from Offering Period to Offering Period until changed or terminated by the Participant in accordance with the terms hereof.
          (d) All payroll deductions authorized by a Participant pursuant to a Subscription Agreement, as modified pursuant to Section 5, shall be credited to the Participant’s individual account under the Plan. A Participant may not make any additional payments into such account.
          (e) A Participant may change the rate of his or her payroll deduction during an Offering Period only as follows:
               (i) A Participant may decrease the rate of payroll deductions for a future Purchase Period within an existing Offering Period or for a future Offering Period only by completing and submitting, by the specified administrative deadline prior to the commencement of such future Purchase Period or Offering Period, a signed Payroll Deduction Authorization Change or Withdrawal Form.
               (ii) A Participant may increase the rate of payroll deductions for a future Offering Period only by completing and submitting, by the specified administrative deadline prior to the commencement of such Offering Period, a signed Payroll Deduction Authorization Change or Withdrawal Form. An election to increase the rate of payroll deductions may be made for new Offering Periods that will begin for any reason, including new Offering Periods that will begin as a result of (i) enrollment in a new Offering Period following the end of the final Purchase Period in an existing Offering Period or (ii) an employee’s voluntary election to withdraw from a current Offering Period and to enroll in a new Offering Period.
               (iii) A Participant may not increase the rate of payroll deductions for a future Purchase Period within an existing Offering Period. In order for such a Participant to increase the rate of payroll deductions prior to a future Offering Period that follows the expiration of his or her existing Offering Period, the Participant must terminate his or her participation in the existing Offering Period and then enroll in a new Offering Period, subject to the limitations set forth in Section 5 above. In no event may a Participant increase the rate of payroll deductions for a future Purchase Period by completing a Purchase Period within an existing Offering Period that is not otherwise expiring and then immediately participating in a new Offering Period.
     7. Grant of Option. On the Enrollment Date of each Offering Period, each Participant in such Offering Period shall automatically be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company’s Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date; and provided further that such grant of options and purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The preceding limitation (multiplied by four) shall also apply with respect to each Offering Period. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.
     8. Exercise of Option.
          (a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically on each Exercise Date of the Offering Period, and the accumulated payroll deductions credited to a Participant’s account on the Exercise Date will be applied to purchase whole shares of the Company’s Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the Purchase Price. Any amount credited to a Participant’s account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such Participant after the Exercise Date, provided that any amount remaining in a Participant’s account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent Purchase Period or Offering Period if the Participant participates in the subsequent offering. During his or her lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.
          (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such

Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date. In the event of any pro rata allocation of shares, the Company shall give written notice of such allocation to each Participant affected thereby and shall reduce the rate of payroll deductions, if necessary.
     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the issuance and delivery to, or credit to the account of, each Participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a Participant’s option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in the Participant’s name.
     10. Withdrawal; Termination of Employment.
          (a) A Participant may terminate his or her participation in the Plan and withdraw from an Offering by completing and submitting, by the specified administrative deadline prior to the end of a Purchase Period, a signed Payroll Deduction Authorization Change or Withdrawal Form. Any such termination and withdrawal may be made effective (i) immediately, in which case all withheld amounts will be refunded to the Participant, or (ii) as of the first day of the next Purchase Period, in which case withheld amounts will be applied to the purchase of shares at the end of the Purchase Period in which the election is made and any excess funds not so applied will be refunded to the Participant following the purchase. If a Participant terminates his or her participation in the Plan pursuant to this Section 10(a), payroll deductions shall not resume at the beginning of a succeeding Offering Period unless the Participant delivers a new Subscription Agreement in accordance with Section 5 hereof.
          (b) Upon termination of a Participant’s employment for any reason, including retirement or death, as soon as practicable after such termination, the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically canceled.

          (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the Offering Period in which the Employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be canceled.
          (d) A Participant’s withdrawal from an offering shall not have any effect upon his or her eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.
     11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.
     12. Stock.
          (a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18(a) hereof, together with a cumulative annual increase to the number of shares reserved for issuance thereunder on May 1, 2010 and each May 1 thereafter equal to the lesser of (i) 500,000 shares, (ii) 1% of the outstanding shares of the Company on the last day of the prior fiscal year or (iii) such amount as may be determined by the Board. The shares to be sold to Participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan.
          (b) A Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
          (c) Shares to be delivered to a Participant under the Plan shall, as specified in the Participant’s Subscription Agreement, be registered in the name of the Participant or in the name of the Participant and his or her spouse.
     13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.
     14. Designation of Beneficiary.
          (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the Exercise Date on which an option is exercised but prior to delivery to him or her of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
          (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a valid designation of a beneficiary who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
     15. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
     16. Use of Funds. All payroll deductions received or held by the Company on behalf of a Participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
     17. Reports. Individual accounts will be maintained for each Participant in the Plan. Individual statements of account will be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, in a Participant’s account.
     18. Adjustments upon Changes in Capitalization or Control.
          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
          (d) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.
     19. Amendment or Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the prior written consent of such Participant:
          (a) To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as is required.
          (b) Without shareholder approval and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.
          (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
               (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
               (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and
               (iii) allocating shares.
          Such modifications or amendments shall not require shareholder approval or the consent of any Plan Participants.
     20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 hereof.
     21. Notices. All notices or other communications (i) by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a Participant in connection with the Plan shall be deemed to have been duly given when received by the Participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the Participant at his or her address as shown on the records of the Company or as such Participant may request by written notice to the Company hereunder.
     22. Shareholder Approval. Notwithstanding anything to the contrary herein, the effectiveness of the Plan shall be expressly subject to approval by the Company’s shareholders prior to November 1, 2010 by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a shareholder meeting duly held or by written consent in accordance with applicable law.
     23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.
     24. Information to Participants. The Company shall provide without charge to each Participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.
     25. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof.
     26. Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option granted hereunder or any disposition of shares of Common Stock issued hereunder, the Participant must make adequate provision for the Company’s federal, state or other tax withholding obligations which arise from such exercise or disposition. The Company or such Subsidiary shall have the right to deduct or withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations.
     27. Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

ATTACHMENT A
IXIA
2010 EMPLOYEE STOCK PURCHASE PLAN
DESIGNATED SUBSIDIARIES

ATTACHMENT B
IXIA
2010 EMPLOYEE STOCK PURCHASE PLAN
PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL FORM
     I am now a Participant in the Ixia 2010 Employee Stock Purchase Plan (the “Plan”) and I wish to make the change indicated below (check one):
☐	A.	Decrease in Payroll Deduction Rate for Next Purchase Period or New Offering Period: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next Purchase Period (such change must be filed with the Company during the Enrollment Period prior to the start of the Purchase Period or Offering Period with respect to which it is to be effective):

(circle one)	1%	2%	3%	4%	5%	6%	7%	8%	9%
	10%	11%	12%	13%	14%	15% of Compensation
☐	B.	Increase in Payroll Deduction Rate for New Offering Period: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next Offering Period (such change must be filed with the Company during the Enrollment Period prior to the start of the Offering Period with respect to which it is to be effective). IMPORTANT: Increases (but not decreases) in payroll deduction rates may only become effective upon enrollment in a new Offering Period.

(circle one)	1%	2%	3%	4%	5%	6%	7%	8%	9%
	10%	11%	12%	13%	14%	15% of Compensation
☐	C.	Withdrawal from Plan and Immediate Cancellation of Option: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Ixia Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the canceled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company by the specified administrative deadline prior to the close of the current Purchase Period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company during the open Enrollment Period prior to the start of the Offering Period with respect to which it is to be effective (including, if I so elect, the Offering Period that will commence immediately following the end of the current Purchase Period from which I am withdrawing).
☐	D.	Withdrawal from Plan without Cancellation of Option in Current Purchase Period. I hereby elect to cancel my participation in the Plan effective as of the first day of the next Purchase Period. However, I request that my previously authorized payroll deductions continue through the end of the current Purchase Period and that all amounts deducted from my Compensation during the current Purchase Period be applied to the purchase of Ixia Common Stock at the end of the Purchase Period pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company during the open Enrollment Period prior to the start of the Offering Period with respect to which it is to be effective. I understand that I may not submit a new Subscription Agreement for re-

enrollment in the Plan until the first open Enrollment Period that occurs after the end of the current Purchase Period.

Date:

Signature of Employee

Print Name:

(To be completed by Ixia)

Date Received:	Approved by:

ATTACHMENT C
IXIA
2010 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
Instructions: Please print or type all information except your signature.

Name:

	First	Middle	Last

Address:

Social Security No.:                                  -                       -

ORIGINAL APPLICATION
1.	I hereby elect to participate in the Ixia 2010 Employee Stock Purchase Plan (the “Plan”), in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.

2.	I hereby authorize Ixia to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each Offering Period during which I remain a Participant in the Plan:

(circle one)	1%	2%	3%	4%	5%	6%	7%	8%	9%
	10%	11%	12%	13%	14%	15% of Compensation
3.	I understand that payroll deductions at the indicated rate will continue from Offering Period to Offering Period (and from Purchase Period to Purchase Period within an Offering Period) unless I become ineligible to participate in the Plan or unless I file a Payroll Deduction Authorization Change or Withdrawal Form.

4.	I understand that the deducted amounts will be applied automatically to the purchase of shares of Ixia Common Stock at the end of each Purchase Period during an Offering Period unless I elect to cancel my option and withdraw from the Plan by filing a Payroll Deduction Authorization Change or Withdrawal Form by the specified administrative deadline prior to the end of a Purchase Period.

5.	I hereby acknowledge that I have received and read a copy of Ixia’s most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

6.	Shares purchased for me under the Plan should be issued in the name(s) of:

7.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.	I will promptly (a) notify Ixia if I have sold, transferred, gifted or otherwise disposed of any shares purchased for me under the Plan at any time within two years after the beginning of the Offering Period in which such shares were purchased or within one year after the end of the Purchase Period in which such shares were purchased and (b) provide Ixia with all requested information regarding such transaction.

9.	In the event of my death before the end of an Offering Period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan (if more than one beneficiary is named, then all beneficiaries shall share equally):

Name: (Please print)

	First	Middle	Last

Relationship	Address

Name: (Please print)	City	State	Zip Code

	First	Middle	Last

Relationship	Address

	City	State	Zip Code

Date:

Signature of Employee

ELECTION NOT TO PARTICIPATE
      I hereby acknowledge receipt of a copy of Ixia’s most recent Prospectus which describes the Ixia Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.

Date:

Signature of Employee

(To be completed by Ixia)

Date Received:	Approved by:

AMENDED AND RESTATED
IXIA 2008 EQUITY INCENTIVE PLAN
1. Establishment and Purposes of the Plan.
     Ixia hereby establishes this Amended and Restated Ixia 2008 Equity Incentive Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees and directors of the Company who are in a position to make material contributions to the successful operation of the Company’s business, (ii) motivating such persons to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.
2. Definitions.
     The following definitions shall apply throughout the Plan:
     a. “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.
     b. “Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit, or SAR granted pursuant to the provisions of the Plan.
     c. “Award Agreement” shall mean any written agreement, contract or other instrument or document, including without limitation an Option Agreement, a Restricted Stock Award Agreement, a Restricted Stock Unit Award Agreement or a Stock Appreciation Right Award Agreement, evidencing and reflecting the terms of any Award granted by the Committee hereunder in such form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve.
     d. “Board” shall mean the Board of Directors of Ixia.
     e. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.
     f. “Common Stock” shall mean the common stock, without par value, of the Company.
     g. “Company” shall mean Ixia, a California corporation, any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, and any Affiliate, whether now or hereafter existing.
     h. “Committee” shall mean the committee of the Board appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board, provided that any Award approved by the Board shall also have been approved by a majority of the Ixia’s “independent directors” within the meaning of the Marketplace Rules of The NASDAQ Stock Market LLC.
     i. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment by the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave or military leave or in the case of transfers between locations of the Company. The Committee shall have the sole discretion to determine whether any other leave of absence shall constitute an interruption or termination of status as an employee. Notwithstanding the foregoing, the determination of whether an interruption or termination of employment or service has occurred shall be made in a manner consistent with Section 409A of the Code, to the extent necessary to avoid the adverse tax consequences thereunder.
     j. “Director” shall mean a member of the Board.
     k. “Employee” shall mean any employee of the Company, including officers and Directors who are also employees and, for purposes of eligibility for Awards other than Incentive Stock Options, shall mean any consultant to the Company, whether or not employed by the Company, and any Non-Employee Director.
     l. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     m. “Dividend Equivalent” shall mean any right granted under Section 10 of this Plan.
     n. “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date of determination as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of determination (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal or as reported in such other manner as the Board deems reliable and consistent with the requirements of Code Section 409A (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on the exchange on the date of determination (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal or as reported in such other manner as the Board deems reliable and consistent with the requirements of Code Section 409A.
     o. “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Section 11.
     p. “Grant Price” means the price established at the time of grant of a SAR pursuant to Section 11, used to determine whether there is any payment due upon exercise of the SAR.
     q. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

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     r. “Ixia” shall mean Ixia, a California corporation, or any successor thereto.
     s. “Non-Employee Director” shall mean a Director who is not an employee of the Company.
     t. “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.
     u. “Option” shall mean a stock option to purchase Common Stock granted to a Participant pursuant to the Plan.
     v. “Option Agreement” means a written agreement substantially in the form attached hereto, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.
     w. “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.
     x. “Participant” shall mean any Employee who is granted an Award.
     y. “Permitted Transferee” shall have the meaning set forth in Section 13.
     z. “Plan” shall mean this Amended and Restated Ixia 2008 Equity Incentive Plan.
     aa. “Restricted Stock Award” shall mean any Shares granted under Section 9 of this Plan and issued with the restriction that the holder may not sell, transfer, pledge or assign such Shares and with such other vesting and other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
     bb. “Restricted Stock Award Agreement” means a written agreement substantially in the form attached hereto, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of a Restricted Stock Award.
     cc. “Restricted Stock Unit” shall mean any unit granted under Section 10 of this Plan evidencing the right to receive one Share at some future date.
     dd. “Restricted Stock Unit Award Agreement” means a written agreement substantially in the form attached hereto, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of a Restricted Stock Unit Award.
     ee. “SAR” means an Award, designated as a SAR, pursuant to the terms of Section 11 of this Plan.
     ff. “SAR Award Agreement” means a written agreement substantially in the form attached hereto, or such other form or forms as the Committee (subject to the terms and conditions

3

of the Plan) may from time to time approve, evidencing and reflecting the terms of the grant of a SAR.
     gg. “Securities Act” shall mean the Securities Act of 1933, as amended.
     hh. “Shares” shall mean shares of the Common Stock, any shares into which such Shares may be converted in accordance with Section 14 of the Plan and, to the extent a Participant would not become subject to the adverse tax consequences under Code Section 409A, such other securities or property as may become subject to Awards pursuant to this Plan.
     ii. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Section 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
     jj. “Termination for Cause” shall mean termination of employment or service as a result of (i) any act or acts by the Participant constituting a felony under any federal, state or local law; (ii) the Participant’s willful and continued failure to perform the duties assigned to him or her as an Employee; (iii) any material breach by the Participant of any agreement with the Company concerning his or her employment or service or any other understanding concerning the terms and conditions of employment by, or service with, the Company; (iv) dishonesty, gross negligence or malfeasance by the Participant in the performance of his or her duties as an Employee, or any conduct by the Participant which involves a material conflict of interest with any business of the Company or Affiliate; (v) the Participant’s taking or knowingly omitting to take any other action or actions in the performance of Participant’s duties as an Employee without informing appropriate members of management to whom such Participant reports, which action or actions, in the determination of the Committee, have caused or substantially contributed to the material deterioration in the business of the Company or any Affiliate, taken as a whole; (vi) the Participant’s failure to follow any Company policy; or (vii) the Participant’s breach of any confidentiality obligations to the Company. The Company shall furnish written notice to the Participant of the facts warranting a Termination for Cause.
3. Shares Reserved.
     a. Maximum Shares. The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 11,572,295 Shares (or the number of shares of stock to which such Shares shall be adjusted as provided in Section 14 of the Plan); provided, however, that no more than 5,000,000 of such Shares (or the number of shares of stock to which such Shares shall be adjusted as provided in Section 14 of the Plan) shall be available for issuance pursuant to Restricted Stock Units and Restricted Stock Awards. Nothing herein shall be construed as limiting the number of Shares available for issuance under the Plan as Options or SARs. The number of Shares reserved for issuance under the Plan may be set aside out of authorized but unissued Shares not reserved for any other purpose, or (to the extent permitted under applicable law) out of issued Shares acquired for and held in the treasury of the Company from time to time.

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     b. Unissued Shares. Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan..
4. Award Limits.
     The maximum number of Shares, as represented by Options, Restricted Stock Awards, Restricted Stock Units and SARs, which may be awarded under the Plan during any calendar year to any one Participant is 1,000,000 (as may be adjusted pursuant to Section 14 herein, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as performance-based compensation under Section 162(m) of the Code) Shares. If an Award held by an Employee or consultant of the Company is canceled, the canceled Award shall continue to be counted against the maximum number of Shares for which Awards may be granted to such Employee or consultant and any replacement Award granted to such Employee or consultant shall also count against such limit.
5. Administration of the Plan.
     a. The Plan shall be administered by a Committee designated by the Board to administer the Plan and consisting of not less than three Directors and subject to such terms and conditions as the Board may prescribe. Members of the Committee who are eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Awards to him or her. Each member of the Committee shall be (i) an “outside director” as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code, (ii) a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and (iii) an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market LLC. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter provide for members of the Board who are meet the foregoing requirements of the Code, Rule 16b-3 and the Marketplace Rules to directly administer the Plan. Members of the Committee shall serve for such period of time as the Board may determine. Notwithstanding the foregoing, in administering this Plan with respect to Awards for Non-Employee Directors, the Board shall exercise the powers of the Committee after obtaining the recommendation of the Committee.
     b. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to: (i) determine the type or types of Awards (i.e., Incentive Stock Options, Nonstatutory Stock Options, SARs, Restricted Stock Awards or Restricted Stock Units) to be granted to each Participant in the Plan, (ii) determine the Fair Market Value per Share in accordance with the terms of the Plan, (iii) determine the exercise price of Options to be granted to Employees in accordance with the terms of the Plan, (iv) determine the Employees to whom, and the time or

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times at which, Awards shall be granted and the number of Shares subject to each Award, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in Section 16 of the Plan, (vi) determine the terms and provisions of each Award granted to Participants under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award Agreement; provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to a Participant under the Plan, whether through amendment, cancellation, replacement grant or otherwise, without the approval of the shareholders of the Company obtained in the manner provided in Section 15 of the Plan, (vii) accelerate the exercise date of any Option or SAR or the vesting of any Restricted Stock Award or Restricted Stock Unit, (viii) determine whether any Participant will be required to execute a stock purchase agreement or other agreement as a condition to the issuance of Shares pursuant to an Award, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Participant, to amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant of Awards and the issuance of Shares upon exercise of Options or the vesting of Restricted Stock Units, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.
     c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.
     d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved in writing by a majority of the members of the Committee without a meeting shall constitute acts of the Committee.
     e. The Company shall pay all original issue and transfer taxes with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise of Options or SARs or the vesting of Restricted Stock Awards or Restricted Stock Units and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option or SAR or to whom an Award is granted or to whom Shares are otherwise issued pursuant to the Plan shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of the Option or of issuance or vesting of Shares, as applicable.
6. Eligibility.
     Awards may be granted under the Plan only to Employees; provided, however, that consultants and Non-Employee Directors shall not be eligible to receive Incentive Stock Options. An Employee who has been granted Awards may, if he or she is otherwise eligible, be granted additional Awards. References in this Plan to “employment” and related terms (except for

6

references to “employee” in the definition of “Employee”) shall include the providing of services as a consultant or Director.
7. Terms and Conditions of Options.
     Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:
     a. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Participant within a reasonable time after the date of such grant.
     b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding any provision in this Plan to the contrary, an Option that is intended to constitute an Incentive Stock Option may only be granted to an Employee who is neither a consultant nor a Non-Employee Director.
     c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.
     In the case of any Incentive Stock Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.
     d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee, including without limitation (i) by delivery of a promissory note, (ii) by tendering previously acquired Shares (valued at Fair Market Value as of the date of tender) that have been owned for a period of at least six months (or such other period as is necessary to avoid accounting charges against the Company’s earnings), (iii) if Shares are traded on a national securities exchange or NASDAQ, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price, or (iv) any combination of (i), (ii) and (iii). In connection with all exercises of Options and regardless of the medium of payment, the Participant shall pay in cash any amount necessary to satisfy the Company’s withholding obligations.

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     e. Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
          The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth in the Option Agreement.
     f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.
8. Exercise of Option.
     a. In General. Any Option granted hereunder to a Participant shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Participant as may be determined by the Committee.
          An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.
     b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with (i) any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and (ii) payment by the Participant of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).
     c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.
     d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 8, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised except as provided in Section 14 of the Plan.

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     e. Termination of Eligibility; Non-Director Awards. If a Participant who is not a Director ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within 90 days following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Participant, extend the period of time during which the Participant may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which a Participant terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Participant was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee; provided, further, that no extension shall be made at any time where the exercise price per Share of such Option is less than the Fair Market Value of one Share at the time of such proposed extension, unless it is determined that such extension will not cause the Participant to incur additional tax and interest charges upon exercise of such Option under Section 409A of the Code.
     f. Death or Disability of Participant; Non-Director Awards. If the Continuous Status as an Employee of a Participant who is not a Director ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Participant, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Participant in the case of permanent or total disability, or in the case of death by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Participant was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Participant, extend the period of time during which the Participant may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which a Participant terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in

9

the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Participant was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee; provided, further, that no extension shall be made at any time where the exercise price per Share of such Option is less than the Fair Market Value of one Share at the time of such proposed extension, unless it is determined that such extension will not cause the Participant to incur additional tax and interest charges upon exercise of such Option under Section 409A of the Code.
     g. Termination of Eligibility; Director Awards. The preceding Sections 8(e) and 8(f) shall not apply with respect to a Participant’s Awards to the extent such Awards were made to the Participant in his or her capacity as a Director. If a Participant ceases to be a Director for any reason other than Termination for Cause, he or she (or his or her beneficiary or representative in the event of termination of service as a result of death or permanent and total disability ) may exercise his or her Option through its original expiration date to the extent that the Option was vested and he or she was entitled to exercise the Option on the date of such termination of service as a Director. To the extent that he or she was not entitled to exercise the Option at the date of such termination of service, or if he or she (or his or her beneficiary or representative in the event of termination of service as a result of death or permanent and total disability) does not exercise the Option (which he or she was entitled to exercise) within the time specified herein (i.e., prior to its expiration date), the Option shall terminate.
     h. Termination for Cause. If a Participant’s Continuous Status as an Employee with the Company terminates due to his or her Termination for Cause, he or she shall immediately forfeit all outstanding Options.
     i. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 8(e), 8(f) and 8(g), an Option may not be exercised, under any circumstances, after the expiration of its term.
     j. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall (i) deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised or (ii) otherwise arrange for such Shares to be issued to the Participant. The time of issuance and, if applicable, delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.
          Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the requirements of the Marketplace Rules of The NASDAQ Stock

10

Market LLC and any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.
9. Terms and Conditions of Restricted Stock Awards.
     a. Grant. Restricted Stock Awards may be granted hereunder by the Committee to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Award shall be subject to such terms and conditions as may be determined by the Committee and may be subject to vesting conditioned upon the satisfaction of such requirements, conditions (such as a condition that the Participant’s right to the Shares shall vest in installments over a period of time during which services are to be provided to the Company by the Employee), restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement. During any period during which Shares acquired pursuant to a Restricted Stock Award are subject to vesting conditions, such Shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of by the Participant. The provisions of Restricted Stock Awards need not be the same with respect to each Participant receiving such awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the issuance of Restricted Stock Awards. The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.
     b. Rights of Holders of Restricted Stock. Beginning on the date of grant of a Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote the Shares subject to the Restricted Stock Award and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any such Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the Shares subject to the Restricted Stock Award.
     c. Delivery of Shares. Shares issued upon the grant of Restricted Stock Awards shall, unless otherwise determined by the Committee, be maintained in the custody of or on behalf of the Company until all applicable vesting conditions have been satisfied. Shares subject to Restricted Stock Awards that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. Notwithstanding anything to the contrary set forth herein, but subject to Section 18(j) hereof, delivery of Shares pursuant to a Restricted Stock Award shall be made no later than 2 1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).
     d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant’s Continuous Status as an Employee, Shares which are subject to a Participant’s Restricted Stock Award which are not vested as of the date of such termination shall be automatically forfeited by the Participant and cancelled by the Company for no value.

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     e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Award or any other conditions set forth in any Award Agreement.
10. Terms and Conditions of Restricted Stock Units.
     a. Grant. Restricted Stock Units may be issued hereunder to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Unit is a bookkeeping entry that represents the right to receive one Share to be issued and delivered at the end of the applicable vesting period, subject to a risk of cancellation and to the other terms and conditions set forth in the Plan and in any Award Agreement evidencing the Restricted Stock Unit and subject to any additional terms and conditions established by the Committee. The Company shall establish and maintain accounts for Participants in which the Company shall record Restricted Stock Units and the transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence the Company’s unfunded obligations. The provisions of Restricted Stock Units need not be the same with respect to each Participant receiving such Awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the grant of a Restricted Stock Unit. The terms of any Restricted Stock Unit granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.
     b. Rights of Holders of Restricted Stock Units; Dividend Equivalents. Unless the Committee otherwise provides in an Award Agreement for Restricted Stock Units, any Participant holding Restricted Stock Units shall have no rights as a shareholder of the Company with respect to such Restricted Stock Units. The Committee shall be authorized to establish procedures pursuant to which the Company’s payment of any Restricted Stock Unit may be deferred in a manner that would not trigger the adverse tax consequences under Code Section 409A. Subject to the provisions of the Plan and any Award Agreement, the recipient of a Restricted Stock Unit may, if so determined by the Committee, be entitled to receive, currently (or on a deferred basis, but in such a case subject to the same vesting restrictions as the Restricted Stock Unit to which such dividend relates, with such deferral to last no longer than the vesting period to which such Restricted Stock Unit is subject) and with respect to the number of Shares covered by the Award, payments (“Dividend Equivalents”) in amounts equivalent to cash, stock or other property paid by the Company as dividends on the Company’s Common Stock prior to the vesting of the Restricted Stock Units in a manner that would not trigger the adverse tax consequences under Code Section 409A.
     c. Delivery of Shares in Settlement of Restricted Stock Units. Restricted Stock Units (if not previously cancelled) will be automatically settled on or about the vesting date or dates set forth in the Award Agreement evidencing the Award. The Company may make delivery of Shares in settlement of Restricted Stock Units by either delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or by depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company. Notwithstanding anything to the contrary set forth herein, but subject to Section 18(j), delivery of Shares pursuant to a Restricted Stock Unit shall be made no later than 2 1/2 months after the close of

12

the Company’s first taxable year in which such Shares are no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).
     d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant’s Continuous Status as an Employee, the Participant’s Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled for no value and without issuance of any Shares.
     e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Units or any other conditions set forth in any Award Agreement.
11. Share Appreciation Rights
     a. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of Freestanding and Tandem SARs.
          Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
          The Grant Price for each SAR shall be determined by the Committee and shall be specified in the SAR Award Agreement. The Grant Price shall not be less than 100% of the Fair Market Value per Share on the date of grant.
     b. SAR Award Agreement. Each SAR Award shall be evidenced by a SAR Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine in its sole discretion and which are not inconsistent with this Plan.
     c. Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.
     d. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
     e. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

13

          Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR: (a) the Tandem SAR will expire no later than the expiration of the underlying Option; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the Option followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised over the exercise price of the underlying Option; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option; (d) the Tandem SAR may be exercised only when the underlying Option is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying Option is transferable, and under the same conditions.
     f. Payment of SAR Amount. SARs granted under this Plan shall be payable in Shares, cash or such other property as may be designated by the Committee. Upon the exercise of a SAR, a Participant shall be entitled to receive from the Company such number of Shares (or, in the case of SARs exercisable for cash or other property, cash or property with a value equal to the fair market value of such number of Shares on the date of exercise) determined by multiplying:
(i)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(ii)	The number of Shares with respect to which the SAR is exercised.
          Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of a SAR.
     g. Termination of Continuous Status as an Employee. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
     h. Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.
12. Code Section 162(m) Provisions
     a. Application to Covered Employee. Notwithstanding any other provision of the Plan, if the Committee determines at the time an Option, SAR, Restricted Stock, or Restricted Stock Unit Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a

14

“covered employee” within the meaning of Section 162(m)(3) of the Code, then the Committee may qualify such an Award as “performance-based compensation” pursuant to Section 162(m) of the Code. The Committee has complete discretion concerning whether a particular Award should be qualified as “performance-based compensation.” If the Committee determines that a particular Award should qualify as “performance-based compensation,” the provisions of this Section 11, to the extent applicable, shall control over any contrary provision in the Plan.
     b. Performance Goals. Restricted Stock and Restricted Stock Unit Awards may be made subject to the achievement of performance goals established by the Committee relating to one or more business criteria (the “Performance Criteria”) pursuant to Section 162(m) of the Code. Performance Criteria may be applied to the Company, an Affiliate, a Subsidiary, division, business unit or individual or any combination thereof and may be measured in absolute levels or relative to another company or companies, a peer group, an index or indices or Company performance in a previous period. Performance may be measured annually or cumulatively over a longer period of time. Performance Criteria that may be used to establish performance goals are: revenue; operating income or net operating income; orders, return on equity; return on assets or net assets; cash flow; share price performance; return on capital; earnings; earnings per share; shareholder return and/or value (including but not limited to total shareholder return); economic value added; economic profit; ratio of operating earnings to capital spending; EBITDA; EBIT; costs; operating earnings; gains; product development; client development; leadership; project progress; project completion; increase in total revenues; net income; operating cash flow; net cash flow; retained earnings; budget achievement; return on capital employed; return on invested capital; cash available to Company from a subsidiary or subsidiaries; expense spending; gross margin; net margin; market capitalization; customer satisfaction; financial return ratios; market share; operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share growth; profit returns and margins; stock price; working capital; business trends; production cost; project milestones; capacity utilization; quality; economic value added; operating efficiency; diversity; debt; dividends; bond ratings; corporate governance; and health and safety. The performance goals for each Participant and the amount payable if those goals are met shall be established in writing for each specified period of performance by the Committee no later than 90 days after the commencement of the period of service to which the performance goals relate and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. The performance goals shall be objective. Such goals and the amount payable for each performance period if the goals are achieved shall be set forth in the applicable Award Agreement. No amounts shall be payable to any Participant for any performance period unless and until the Committee certifies that the performance goals and any other material terms were in fact satisfied.
     c. Adjustment of Payment. Notwithstanding any provision of the Plan, with respect to any Award that is subject to this Section, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award.
     d. Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

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13. Nontransferability of Awards.
     Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Awards granted under the Plan, and no Shares subject to any such Awards, that have not been issued or as to which any applicable vesting restriction, performance or deferral period has not lapsed, may be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce. Furthermore, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Options and SARs may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award (other than an ISO) with the consent of the Committee (each transferee thereof, a “Permitted Transferee”), which consent may be granted or withheld in the Committee’s sole discretion, provided that such Permitted Transferee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and, provided further, that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Transferee and the Company’s transfer agent in effectuating any transfer permitted under this Section 13. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the Award by the Participant or payment of any amount or issuance of any Shares to the Participant shall be deemed to include the Participant’s Permitted Transferee.
14. Adjustment upon Change in Corporate Structure.
     a. Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price per Share, as applicable, covered by outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee’s determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.
     b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the

16

ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall, to the extent such action would not trigger the adverse tax consequences under Code Section 409A, (i) make provision for the assumption of outstanding Awards by the successor corporation, (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Participant and shall give each Participant the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 8(i) of the Plan, (iii) accelerate the vesting of Restricted Stock Awards and Restricted Stock Units, or (iv) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Award as determined by the Committee.
     c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by an Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.
     d. Any adjustment or action taken by the Board pursuant to this Section 14 shall be carried out in accordance with Code Section 424, if applicable, and only if such action would not trigger the adverse consequences of Code Section 409A.
15. Shareholder Approval.
     Effectiveness of this Plan is subject to approval by the shareholders of the Company within 12 months before or after the date the Plan was initially adopted by the Board; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Any Option exercised before shareholder approval was obtained can be rescinded if shareholder approval is not obtained within 12 months before or after the Plan was adopted by the Board. Shareholder approval of the Plan or any amendment thereto required to be approved by the shareholders of the Company shall be obtained (i) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California or (ii) by written consent of the holders of the outstanding Shares having not less than the minimum number of votes that would be necessary to authorize the approval at a meeting of the shareholders duly held in accordance with the laws of the State of California.
16. Amendment and Termination of the Plan.
     a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of The NASDAQ Stock Market, Inc. or any stock exchange on which Shares are listed or quoted, and shall

17

make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the Company’s shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 14 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Awards; (v) remove the administration of the Plan from the Board or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 19 hereunder.
     b. Effect of Amendment or Termination. Except as otherwise provided in Section 14 of the Plan, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Code Section 409A with respect to Awards that are treated as nonqualified deferred compensation, any amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding anything to the contrary herein, this Plan shall not adversely affect, unless mutually agreed in writing by the Company and a Participant, the terms and provisions of any Award granted prior to the date the Plan was approved by shareholders as provided in Section 15 of the Plan.
17. Indemnification.
     No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same. The payment of any amount in satisfaction of the indemnification right described in this Section 17 shall occur no later than the last day of the taxable year following the taxable year in which the expenses were incurred. Any right to such indemnification shall not be subject to liquidation or exchange for another benefit, and no such indemnification in any taxable year shall in any way affect the expenses eligible for reimbursement or indemnification, or in-kind benefits to be provided, in any other taxable year.

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18. General Provisions.
     a. Withholding or Deduction for Taxes. The grant of Awards hereunder and the issuance of Shares and all payments and distributions pursuant to this Plan are conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under Federal, state or local law as a result of the: (i) grant of any Award, (ii) exercise of any Option, (iii) sale of Shares issued upon exercise of Options, (iv) delivery of Shares, cash or other property, (v) lapse of restrictions in connection with any Award, or (vi) any other event occurring pursuant to the Plan. To the extent that compensation and other amounts, if any, payable to the Participant are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant, including without limitation, as a condition of the exercise of any Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period as may be necessary to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate) otherwise deliverable in connection with the Award.
     b. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.
     c. No Enlargement of Rights. Neither the Plan, nor the granting of Awards, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.
     No Employee shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Award Agreement, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.
     d. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to a Participant to whom an Award is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon any permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each

19

Participant holding Shares purchased upon exercise of an Option or otherwise issued pursuant to Awards hereunder to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.
     e. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.
     f. Incentive Stock Options. The Company shall not be liable to a Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.
     g. Information to Participants. The Company shall provide without charge to each Participant copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.
     h. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.
     i. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
     j. Form of Shares and Restricted Stock Awards; Stop Transfer Orders. Shares issued or delivered under the Plan, including Shares subject to any Restricted Stock Award, may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award, such certificate shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     k. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the

20

Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
     l. Compliance with Code Section 409A/Taxes. It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409A. Notwithstanding the preceding, the Participant shall be responsible for any and all tax liabilities, including liability under 409A (but excluding the employer’s share of employment taxes) with respect to an Award.
     m. Performance Conditions. The Committee may require the satisfaction of certain performance goals as a condition to the grant or vesting of any Award provided under the Plan.
19. Effective Date and Term of Plan.
     The original Plan became effective upon shareholder approval at the 2008 Annual Meeting of Shareholders of the Company in accordance with the shareholder approval provisions of Section 15. This Amended and Restated Plan shall become effective upon shareholder approval at the 2010 Annual Meeting of Shareholders of the Company in accordance with the shareholder approval provisions of Section 15. This Amended and Restated Plan shall not become effective if not approved by the shareholders of the Company at the Company’s 2010 Annual Meeting of Shareholders, and in such case, the original Plan shall continue in full force and effect. This Plan shall continue in effect for a term of ten years following the date of shareholder approval of the original Plan unless sooner terminated under Section 16 of the Plan.

21

AMENDED AND RESTATED IXIA
2008 EQUITY INCENTIVE PLAN
Stock Option Agreement
Ixia (“Company”) hereby grants to you an Option under the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”) to purchase the number of shares of Company Common Stock set forth below.

Name:

Employee ID #:

Date of Grant:

Type of Option:	[NSO/ISO]

Number of Shares:

Exercise Price:

Payment:	[e.g., Payment of the exercise price and applicable taxes may be made (i) by cash or check and/or (ii) pursuant to a “Cashless” exercise (see Option Terms and Conditions attached hereto).]

Vesting Schedule:	[e.g., shares on M/D/Y and as to the remaining shares in [12] equal [quarterly] installments, with the first such installment vesting on M/D/Y, and one additional installment vesting on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company.]

Expiration Date:	[e.g., This Option will expire at 5:00 p.m., Pacific Time, on the [seven] year anniversary of the date of grant; provided, however, that in the event of your termination of employment or service with the Company or your disability or death, the provisions of Sections 6 and 7 of the Option Terms and Conditions attached hereto shall apply to your right to exercise the Option.]

This Stock Option Agreement consists of this page and of the Option Terms and Conditions attached hereto. By signing below, you accept the grant of this Option and agree that this Option is subject in all respects to the terms and conditions of the Plan. Copies of the Plan and Prospectus containing information concerning the Plan are attached or are available upon upon request to at (818) or @ixiacom.com.
You further acknowledge and agree that (i) you have carefully reviewed this Stock Option Agreement (including the Option Terms and Conditions attached hereto) and the Plan and (ii) this Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding this Option and supersede all prior oral and written agreements with respect thereto.

IXIA

By:
Print Name:	Date
Title:

Participant Signature	Date

AMENDED AND RESTATED IXIA 2008 EQUITY INCENTIVE PLAN
Stock Option Agreement — Option Terms and Conditions
The following Terms and Conditions apply to the stock option granted by Ixia (“Company”) to the Participant whose name appears on the Stock Option Agreement to which these Terms and Conditions are attached.
1.	Amended and Restated Ixia 2008 Equity Incentive Plan. This Option is in all respects subject to the terms, definitions and provisions of the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”) adopted by Ixia and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2.	Nature of the Option. This Option is intended to be [a nonstatutory stock option and is not intended to be an incentive stock option] or [an incentive stock option] within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	Method of Payment. The aggregate exercise price of the Shares purchased upon an exercise, in whole or in part, of the Option may be paid:
(a)	Payment in Cash. In the form of a check made payable to the Company or its designated agent or cash, including cash from funds deposited in the “OptionsLink” online securities account maintained by a Participant with E*Trade Securities LLC (“E*Trade”) as an employee of the Company or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company; or

(b)	Cashless Exercise. Through a special sale and remittance procedure commonly referred to as a “cashless exercise” or “sell to cover” transaction pursuant to which the Participant (or any other person(s) entitled to exercise the Option) shall concurrently provide irrevocable written instructions:
(i)	to such third party service provider as may be designated by the Company, including without limitation E*Trade (through your on-line account) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company to effect the immediate sale of a sufficient number of the Shares purchased upon the exercise of the Option to enable such third-party (e.g., E*Trade or other designated third party) to remit, out of the sales proceeds available upon the settlement date, sufficient funds to the Company to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and/or sale; and

(ii)	to the Company to deliver any certificate(s) or other evidence of ownership for the purchased Shares directly to such third party (e.g., E*Trade or other designated third party) in order to complete the sale transaction.
4.	Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:
(a)	This Option shall vest and be exercisable cumulatively as set forth on the first page of the Stock Option Agreement. A Participant who has maintained his or her Continuous Status as an Employee since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment; provided, however, that an Option may not be exercised for a fraction of a Share. In the event that a Participant terminates employment with the

Company, is disabled or dies, the provisions of Sections 6 or 7 below shall apply to the right of the Participant to exercise the Option except as otherwise provided in the Plan,.

(b)	This Option shall be exercisable by following such procedures as may from time to time be prescribed by the Company, E*Trade (in connection with the OptionsLink online securities account maintained by you with E*Trade as an employee of the Company) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

(c)	No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate or electronic transfer of the shares to the Participant’s brokerage account in accordance with the Plan.
5.	Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon Participant’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Participant to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.	Termination of Employment. If the Participant ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, the Participant shall have the right to exercise this Option at any time within 90 days after the date of such termination to the extent that the Participant was entitled to exercise this Option at the date of such termination. To the extent that the Participant was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable as to any vested installment after the expiration of its term as described in Section 8 hereof. If the Participant ceases to serve as an Employee due to his or her Termination for Cause and thereby terminates his or her Continuous Status as an Employee, the Participant shall immediately forfeit the Option subject to this Agreement. This provision does not apply to an Award made to a Participant in his or her capacity as a Director.

7.	Death or Disability. If the Participant ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within 180 days after the date of death or termination of employment or service due to disability, in the case of death, by the Participant’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Participant, but in any case only to the extent the Participant was entitled to exercise this Option at the date of such termination. To the extent that the Participant was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable as to any vested installment after the expiration of its term as described in Section 8 hereof. This provision does not apply to an Award made to a Participant in his or her capacity as a Director.

8.	Term of Option. This Option shall expire and terminate for all purposes at 5:00 p.m., Pacific Time, on the expiration date set forth on the first page of the Stock Option Agreement. To the extent that this Option is not exercised prior to such time and date, this Option shall expire and terminate. This Option shall be subject to earlier termination as provided in Sections 6 and 7 above. This Option may be exercised only in accordance with the Plan and these Terms and Conditions. Notwithstanding any provision in the Plan or in these Terms and Conditions with respect to the post-employment exercise of this Option, this Option may not be exercised with respect to any Shares subject to any vested installment after expiration of the term of this Option.

9.	Withholding upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Participant any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Participant is insufficient to pay such taxes or if no consideration is payable to the Participant, upon the request of the Company, the Participant shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

10.	Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

11.	No Right of Employment. Neither the Plan nor this Option shall confer upon the Participant any right to continue in the employment or service of the Company or limit in any respect the right of the Company to discharge the Participant at any time, with or without cause and with or without notice.

12.	Miscellaneous.
(a)	Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to either Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against either Party.

(c)	Amendments.
(i)	The Committee reserves the right to amend the terms and provisions of this Option without the Participant’s consent to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection 12(c)(i) above, this Option Agreement and these Terms and Conditions shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the State of California, without regard to the conflict of laws rules thereof.

(e)	Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.
* * * *

Amended and Restated
Ixia 2008 Equity Incentive Plan
Restricted Stock Award Agreement
Ixia (“Company”) hereby grants to you a Restricted Stock Award under the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”), as set forth below. Capitalized terms defined in the Plan but not in this Agreement shall have the meanings given to them herein.

Name:

Date of Grant:

Number of Shares of
Restricted Stock:

Nature of Restricted Stock:	Each Share of Restricted Stock represents the right to receive one share (“Share”) of Company Common Stock, subject to the risk of forfeiture as described herein and in the Plan.

Vesting Schedule:	[e.g., The Shares of Restricted Stock will vest in [ ] equal [annual/quarterly] installments, with the first installment vesting on [ ] and the remaining installments vesting on [ ] of each of the [ ] calendar quarters thereafter, as long as you remain an Employee of the Company through each such vesting date.][e.g., The Shares of Restricted Stock will vest on the last day of the Performance Period, as long as you remain an Employee of the Company through such date and provided that the following performance goals are achieved at the end of the Performance Period: (“Performance Goals”).]

Forfeiture:	[e.g., If you cease to serve as an Employee for any reason prior to the time restrictions on the Shares of Restricted Stock lapse, you will forfeit any Shares of Restricted Stock which are still subject to the restrictions at the time of your termination of employment.][e.g., If you cease to serve as an Employee for any reason prior to the date on which the Performance Period ends, or if the Performance Goals are not achieved, any Shares of Restricted Stock which are still subject to the restrictions shall not vest and shall automatically be cancelled and forfeited for no value.]

Taxes:	Payment of the applicable taxes in connection with the vesting of Restricted Stock shall be a condition to the delivery of Shares upon any vesting of the Restricted Stock (see Restricted Stock Terms and Conditions attached hereto).
This Restricted Stock Award Agreement consists of this page and the Restricted Stock Terms and Conditions attached hereto. By signing below, you accept the grant of this Restricted Stock Award and agree that this Restricted Stock Award is subject in all respects to the terms and conditions of the Plan located on the Company’s internal website at                     . Copies of the Plan and a Prospectus containing information concerning the Plan are available upon request to                      at                      or                     @ixia.com.
You further acknowledge and agree that (i) you have carefully reviewed this Restricted Stock Award Agreement (including the Restricted Stock Terms and Conditions attached hereto) and the Plan and (ii) this Restricted Stock Award Agreement and the Plan set forth the entire understanding between you and the Company regarding this Restricted Stock Award and supersede all prior or contemporaneous oral and written agreements with respect thereto.
IXIA

By:
	Print Name:	Date
Title:

Participant Signature		Date

AMENDED AND RESTATED IXIA 2008 EQUITY INCENTIVE PLAN
Restricted Stock Award Agreement — Terms and Conditions
The following Terms and Conditions apply to the Restricted Stock granted by Ixia (“Company”) to the Participant whose name appears on the Restricted Stock Award Agreement to which these Terms and Conditions are attached (the “Restricted Stock”).
1. Award Subject to Plan. This Award is made under and is expressly subject to all the terms and provisions of the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein
2. Vesting of Restricted Stock.
(a)	[e.g., Upon each vesting date for the Restricted Stock Award (each, a “Vesting Date”), one share of Common Stock shall be deliverable for each Restricted Stock that vests on such date, subject to the terms and provisions of the Plan and this Restricted Stock Award Agreement.][e.g., Following the end of the Performance Period, provided you remain employed by the Company during such period and the Performance Goals are achieved at the end of the Performance Period, one share of Common Stock shall be deliverable for each Restricted Stock, subject to the terms and provisions of the Plan and this Restricted Stock Award Agreement.] Following vesting, the Company will deliver such Shares to the Participant as soon as administratively feasible and following satisfaction of any required withholding tax obligations as provided in Section 4 below. Notwithstanding anything to the contrary set forth herein, delivery of Shares pursuant to a Restricted Stock Award shall be made no later than 2 1/2 months after the close of Company’s first taxable year in which such Shares are no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).

(b)	To the extent the Restricted Stock vests and Shares are delivered to the Participant, such Shares will be free of the terms and conditions of this Restricted Stock Award Agreement.

(c)	All rights of a shareholder shall exist with respect to the Restricted Stock as a result of the grant of the Restricted Stock. Such rights shall exist beginning on the date of grant of the Restricted Stock Award and subject to execution of this Restricted Stock Award Agreement; however, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any such Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the Shares subject to the Restricted Stock Award.
3. Delivery of Shares. The Shares of Restricted Stock described herein shall be granted in the form of Shares registered in the name of the Participant but held by the Company until the restrictions on the award lapse, subject to forfeiture as provided herein.
4. Taxes. The Participant is responsible for any federal, state, local or other income, employment or other applicable taxes required to be withheld under Federal, state, local or other law in connection with: (i) the vesting of the Restricted Stock Award and the issuance and delivery of Shares to the Participant, or (iii) any other event occurring pursuant to this Restricted Stock Award Agreement or the Plan (collectively, “Taxes”). The Participant acknowledges that in connection with the issuance of Shares upon the vesting of Restricted Stock, the Company is required to withhold from the Participant an amount that is sufficient to satisfy the Company’s Tax withholding obligations. Notwithstanding any contrary provision of this Restricted Stock Award Agreement or the Plan, no Shares will be issued to the Participant (or his or her estate, if applicable) upon vesting of Restricted Stock unless and until satisfactory arrangements (as determined by the Committee) have been made by the Participant with respect to the withholding and payment of Taxes which the Company determines must be withheld with respect to such Shares. Notwithstanding any contrary provision of this Restricted Stock Award Agreement or the Plan, no Shares will be issued to the participant upon vesting of any Restricted Stock following the fifteenth day of the third month of the calendar year following the calendar year in which such Restricted Stock vests. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may (but is not required to) permit the Participant to satisfy such Tax withholding obligations in any of the following ways:

(a)	Payment in Cash. The Participant may elect to pay to the Company an amount sufficient to cover such Taxes by delivering to the Company a check or by making a cash deposit in the Participant’s brokerage account with E*Trade Securities LLC (“E*Trade”) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

(b)	Cashless Exercise. Through a special sale and remittance procedure commonly referred to as a “cashless exercise” or “sell to cover” transaction pursuant to which the Participant (or any other person(s) entitled to receive such Shares upon vesting) shall concurrently provide irrevocable written instructions:
(i)	to such third party service provider as may be designated by Company, including without limitation E*Trade (through your on-line account) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company to effect the immediate sale of a sufficient number of the Shares delivered upon the vesting of the Shares to enable such brokerage firm to remit, out of the sales proceeds available upon the settlement date, sufficient funds to the Company to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and/or sale; and
(ii)	to the Company to deliver any certificate(s) or other evidence of ownership for such sold Shares directly to such third party (e.g., E*Trade or other designated third party) in order to complete the sales transaction.
(c)	Payment by Withholding of Shares. In the Company’s sole discretion and in lieu of the Participant’s election under Section 4(b), the Company may elect to retain that number of whole Shares which would otherwise be deliverable in connection with the Restricted Stock Award upon vesting and which have a Fair Market Value sufficient to satisfy the amount of the Taxes required to be withheld. “Fair Market Value” for this purpose shall be as determined in the Plan as of the applicable date.

(c)	Company Rights. Any elections permitted to be made pursuant to this Section 4 shall be made in writing or via electronic transmission on such form as shall be prescribed by the Company for such purpose. The Company also reserves the right to withhold Taxes, in accordance with any applicable law, from any compensation or other amounts payable to the Participant and/or from the Shares otherwise deliverable to the Participant upon the vesting of the Restricted Stock.
5. Termination of Employment. [e.g., If the Participant ceases to serve as an Employee for any reason prior to the time restrictions on the Shares of Restricted Stock awarded pursuant to this Restricted Stock Award Agreement lapse and thereby terminates his or her Continuous Status as an Employee, the Participant shall forfeit any Shares of Restricted Stock which are still subject to the restrictions at the time of termination of such employment.][e.g., If the Participant ceases to serve as an Employee for any reason prior to the end of the Performance Period and thereby terminates his or her Continuous Status as an Employee, the Participant shall forfeit any Shares of Restricted Stock which are still subject to the restrictions at the time of termination of such employment.]
6. Nontransferability. The Shares awarded pursuant to this Restricted Stock Award are nontransferable by the Participant until vested as set forth on the first page of this Restricted Stock Award Agreement. Prior to the time such Shares become transferable, the Shares of Restricted Stock shall bear a legend indicating their nontransferability.
7. No Right of Employment. Neither the Plan nor this Restricted Stock Award shall confer upon the Participant any right to continue in the employment or service of the Company or limit in any respect the right of the Company to discharge the Participant at any time, with or without cause and with or without notice.
8. Amendments.
(a)	The Committee reserves the right to amend the terms and provisions of this Restricted Stock Award without the Participant’s consent to comply with any Federal or state securities law.

(b)	Except as specifically provided in subsection (i) above, this Restricted Stock Award Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Restricted Stock Award Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Restricted Stock Award Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Restricted Stock Award Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
9. Miscellaneous.
(a)	Successors and Assigns. This Restricted Stock Award Agreement shall bind and inure only to the benefit of the parties to this Restricted Stock Award Agreement (the “Parties”) and their respective permitted successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Restricted Stock Award Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective permitted successors or assigns. Nothing in this Restricted Stock Award Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Restricted Stock Award Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.
10. Severability. If any provision of this Restricted Stock Award Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Restricted Stock Award Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.
* * * *

Amended and Restated
Ixia 2008 Equity Incentive Plan
Restricted Stock Unit Award Agreement
Ixia (“Company”) hereby grants to you a Restricted Stock Unit Award under the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”), as set forth below. Capitalized terms defined in the Plan but not in this Agreement shall have the meanings given to them herein.

Name:

Date of Grant:

Number of
Restricted Stock Units:

Nature of
Restricted Stock Units:	Each Restricted Stock Unit represents the right to receive one share (“Share”) of Company Common Stock to be issued and delivered at the end of the applicable [vesting period/Performance Period], subject to the risk of cancellation as described herein and in the Plan.

Vesting Schedule:	[e.g., The Restricted Stock Units will vest in [ ] equal [annual/quarterly] installments, with the first installment vesting on [ ] and the remaining installments vesting on [ ] of each of the [ ] calendar quarters thereafter, as long as you remain an Employee of the Company through each such vesting date.] [e.g., The Restricted Stock Units will vest on the last day of the Performance Period, as long as you remain an Employee of the Company through such date and provided that the following performance goals are achieved at the end of the Performance Period: (“Performance Goals”).]

Forfeiture:	[e.g., If you cease to serve as an Employee for any reason, any Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.] [e.g., If you cease to serve as an Employee for any reason prior to the date on which the Performance Period ends, or if the Performance Goals are not achieved, any Restricted Stock Units shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.]

Taxes:	Payment of the applicable taxes in connection with the vesting of Restricted Stock Units shall be a condition to the issuance and delivery of Shares upon any vesting of the Restricted Stock Units (see Restricted Stock Unit Terms and Conditions attached hereto).
This Restricted Stock Unit Award Agreement consists of this page and the Restricted Stock Unit Terms and Conditions attached hereto. By signing below, you accept the grant of this Restricted Stock Unit Award and agree that this Restricted Stock Unit Award is subject in all respects to the terms and conditions of the Plan located on the Company’s internal website at                     . Copies of the Plan and a Prospectus containing information concerning the Plan are available upon request to                      at                      or                     @ixia.com.

You further acknowledge and agree that (i) you have carefully reviewed this Restricted Stock Unit Award Agreement (including the Restricted Stock Unit Terms and Conditions attached hereto) and the Plan and (ii) this Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between you and the Company regarding this Restricted Stock Unit Award and supersede all prior or contemporaneous oral and written agreements with respect thereto.
IXIA

By:
	Print Name:	Date
Title:

	Participant	Date

AMENDED AND RESTATED IXIA 2008 EQUITY INCENTIVE PLAN
Restricted Stock Unit Award Agreement — Restricted Stock Unit Terms and Conditions
The following Restricted Stock Unit Terms and Conditions apply to the Restricted Stock Unit Award granted by Ixia (“Company”) to the Participant whose name appears on the Restricted Stock Unit Award Agreement cover page to which these Restricted Stock Unit Terms and Conditions are attached.
1.	Amended and Restated Ixia 2008 Equity Incentive Plan. This Restricted Stock Unit Award is in all respects subject to the terms, definitions and provisions of the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”) adopted by Ixia and incorporated herein by reference. Capitalized terms defined in the Plan but not defined in this Restricted Stock Unit Award Agreement shall have the meanings given to them in the Plan.

2.	Vesting of Restricted Stock Units Awards.
(a)	[e.g., Upon each vesting date for the Restricted Stock Unit Award (each, a “Vesting Date”), one share of Company Common Stock shall be issuable for each Restricted Stock Unit that vests on such date, subject to the terms and provision of the Plan and this Restricted Stock Unit Award Agreement.] [e.g., Following the end of the Performance Period, provided you remain employed by the Company during such period and the Performance Goals are achieved at the end of the Performance Period, one share of Company Common Stock shall be issuable for each Restricted Stock Unit, subject to the terms and provisions of the Plan and this Restricted Stock Unit Award Agreement.] Following vesting, the Company will issue and transfer such Shares to the Participant as soon as administratively feasible and following satisfaction of any required withholding tax obligations as provided in Section 4 below. Notwithstanding anything to the contrary set forth herein, delivery of Shares pursuant to a Restricted Stock Unit Award shall be made no later than 2 1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).

(b)	To the extent the Restricted Stock Units vest and Shares are issued and delivered to the Participant, such Shares will be free of the terms and conditions of this Restricted Stock Unit Award Agreement.

(c)	No rights of a shareholder shall exist with respect to the Restricted Stock Units as a result of the mere grant of the Restricted Stock Units. Such rights shall exist only after issuance of the Shares following the applicable Vesting Date.
3.	Delivery of Shares upon Vesting of Restricted Stock Units. Restricted Stock Units (if not previously forfeited) will automatically be settled [e.g., on or about the Vesting Date or Vesting Dates set forth on the cover page of this Restricted Stock Unit Award Agreement][e.g., following the end of the Performance Period set forth on the cover page of this Restricted Unit Award Agreement, provided that the Performance Goals are achieved at the end of the Performance Period and the Participant remains employed with the Company through such date]. The Company may make delivery of Shares upon vesting of Restricted Stock Units either by (i) delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or (ii) electronically depositing such Shares into an online securities account maintained for the Participant as an Employee of the Company with E*Trade Securities LLC (“E*Trade”) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company. All certificates for Shares and all Shares shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable Federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

4.	Taxes. The Participant is responsible for any federal, state, local or other income, employment or other applicable taxes required to be withheld under Federal, state, local or other law in connection with: (i) the vesting of the Restricted Stock Unit Award and the issuance and delivery of Shares to the Participant, or (iii) any other event occurring pursuant to this Restricted Stock Unit Award Agreement or the Plan (collectively, “Taxes”). The Participant acknowledges that in connection with the issuance of Shares upon the vesting of Restricted Stock Units, the Company is required to withhold from the Participant an amount that is sufficient to satisfy the Company’s Tax withholding obligations. Notwithstanding any contrary provision of this

Restricted Stock Unit Award Agreement or the Plan, no Shares will be issued to the Participant (or his or her estate, if applicable) upon vesting of Restricted Stock Units unless and until satisfactory arrangements (as determined by the Committee) have been made by the Participant with respect to the withholding and payment of Taxes which the Company determines must be withheld with respect to such Shares. Notwithstanding any contrary provision of this Restricted Stock Unit Award Agreement or the Plan, no Shares will be issued to the participant upon vesting of any Restricted Stock Unit following the fifteenth day of the third month of the calendar year following the calendar year in which such Restricted Stock Unit vests. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may (but is not required to) permit the Participant to satisfy such Tax withholding obligations in any of the following ways:
(a)	Payment in Cash. The Participant may elect to pay to the Company an amount sufficient to cover such Taxes by delivering to the Company a check or by making a cash deposit in the Participant’s brokerage account with E*Trade Securities LLC (“E*Trade”) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

(b)	Cashless Exercise. Through a special sale and remittance procedure commonly referred to as a “cashless exercise” or “sell to cover” transaction pursuant to which the Participant (or any other person(s) entitled to receive the Shares upon vesting) shall concurrently provide irrevocable written instructions:
(i)	to such third party service provider as may be designated by the Company, including without limitation E*Trade (through the Participant’s on-line account) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company to effect the immediate sale of a sufficient number of the Shares acquired upon the vesting of the Shares to enable such brokerage firm to remit, out of the sales proceeds available upon the settlement date, sufficient funds to the Company to cover all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and/or sale; and

(ii)	to the Company to deliver any certificate(s) or other evidence of ownership for such sold Shares directly to such third party (e.g., E*Trade or other designated third party) in order to complete the sales transaction.
(c)	Payment by Withholding of Shares. In the Company’s sole discretion and in lieu of the Participant’s election under Section 4(b), the Company may elect to retain that number of whole Shares which would otherwise be deliverable in connection with the Restricted Stock Unit Award upon vesting and which have a Fair Market Value sufficient to satisfy the amount of the Taxes required to be withheld. “Fair Market Value” for this purpose shall be as determined in the Plan as of the applicable Vesting Date.

(d)	Company Rights. Any elections permitted to be made pursuant to this Section 4 shall be made in writing or via electronic transmission on such form as shall be prescribed by the Company for such purpose. The Company also reserves the right to withhold Taxes, in accordance with any applicable law, from any compensation or other amounts payable to the Participant and/or (ii) the Shares otherwise issuable to the Participant.
5.	Termination of Employment. [e.g., If the Participant ceases to serve as an Employee for any reason and thereby terminates his or her Continuous Status as an Employee, the Participant’s Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.][e.g., If the Participant ceases to serve as an Employee for any reason and thereby terminates his or her Continuous Status as an Employee prior to the end of the Performance Period, the Participant’s Restricted Stock Units shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.]

6.	Nontransferability of Restricted Stock Units. This Restricted Stock Unit Award may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than transfers between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Restricted Stock Unit Award shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. The Shares issued upon vesting of the Restricted Stock Unit Award will not be subject to restrictions on transfer under this Section 6.
7.	No Dividend Equivalents. The Participant shall not be entitled to receive, currently or on a deferred basis, any payments (i.e., “dividend equivalents”) equivalent to cash, stock or other property paid by the Company as dividends on the Company’s Common Stock prior to the vesting of the Restricted Stock Units.

8.	No Right of Employment. Neither the Plan nor this Restricted Stock Unit Award shall confer upon the Participant any right to continue in the employment or service of the Company or limit in any respect the right of the Company to discharge the Participant at any time, with or without cause and with or without notice.

9.	Restrictions on Issuance. Shares shall not be issued with respect to this Restricted Stock Unit Award if the issuance of Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the issuance of Shares pursuant to this Restricted Stock Unit Award, the Company may require the Participant to make any representation and warranty to the Company as may be required by any applicable law or regulation.

10	Miscellaneous.
(a)	Successors and Assigns. This Restricted Stock Unit Award Agreement shall bind and inure only to the benefit of the parties to this Restricted Stock Unit Award Agreement (the “Parties”) and their respective permitted successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Restricted Stock Unit Award Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective permitted successors or assigns. Nothing in this Restricted Stock Unit Award Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Restricted Stock Unit Award Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Amendments.
(i)	The Committee reserves the right to amend the terms and provisions of this Restricted Stock Unit Award without the Participant’s consent to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection (i) above, this Restricted Stock Unit Award Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Restricted Stock Unit Award Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Restricted Stock Unit Award Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Restricted Stock Unit Award Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

(e)	Severability. If any provision of this Restricted Stock Unit Award Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Restricted Stock Unit Award Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.
* * * *

Amended and Restated
Ixia 2008 Equity Incentive Plan
SAR Award Agreement
Ixia (“Company”) hereby grants to you a Share Appreciation Right Award under the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”), covering the number of share appreciation rights (“SARs”) set forth below.

Name:

Employee ID #:

Date of Grant:

Type of SARs:	[e.g., Freestanding or Tandem]

Number of SARs:

SARs Payable in:	[e.g., Shares of Company Common Stock and/or Cash]

Grant Price:	$

Vesting Schedule:	[e.g., SARs on M/D/Y and as to the remaining SARs in 12 equal quarterly installments, with the first such installment vesting on M/D/Y, and one additional installment vesting on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company or a subsidiary thereof.]

Expiration Date:	[e.g., The SARs will expire at 5:00 p.m., Pacific Time, on the [ ]-year anniversary of the date of grant; provided, however, that if you are not a Director, in the event of your termination of employment with the Company or your disability or death, the provisions of Sections 7 and 8 of the SAR Terms and Conditions attached hereto shall apply to your right to exercise the SARs.]
This SAR Award Agreement (this “SAR Award Agreement”) consists of this page and the SAR Terms and Conditions attached hereto. By signing below, you accept the grant of these SARs and agree that these SARs are subject in all respects to the terms and conditions of the Plan. Copies of the Plan and Prospectus containing information concerning the Plan are available upon request to                      at                      or                     @ixia.com.
You further acknowledge and agree that (i) you have carefully reviewed this SAR Award Agreement (including the SAR Terms and Conditions attached hereto) and the Plan and (ii) this SAR Award Agreement and the Plan set forth the entire understanding between you and the Company regarding these SARs and supersede all prior oral and written agreements with respect thereto.
IXIA

By:
	Print Name:	Date
Title:

	Participant	Date

Amended and Restated Ixia 2008 Equity Incentive Plan
SAR Award Agreement — Terms and Conditions
The following Terms and Conditions apply to the SARs granted by Ixia (“Company”) to the Participant whose name appears on the SAR Award Agreement to which these Terms and Conditions are attached (the “SARs”).
1.	Amended and Restated Ixia 2008 Equity Incentive Plan. The SARs are in all respects subject to the terms, definitions and provisions of the Amended and Restated Ixia 2008 Equity Incentive Plan (the “Plan”) adopted by Ixia and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2.	Payment of SAR Amount. The SARS shall be payable in shares of the Company’s Common Stock and, upon exercise of the SARs, in whole or in part, the Participant shall be entitled to receive from the Company such number of Shares as is determined by multiplying (x) the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price times (y) the number of Shares with respect to which the SAR Award is exercised, and dividing such product by (z) the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the nearest whole number) shall be the number of Shares to be issued to the Participant upon the exercise of the SARs. The Participant shall not be entitled to receive any fractional Share or cash for any fractional Share as a result of any such rounding down upon exercise of the SARs.

3.	Exercise of SARs. The SARs shall be exercisable during their term only in accordance with the terms and provisions of the Plan and these Terms and Conditions as follows:
(a)	Vesting. The SARs shall vest and be exercisable cumulatively as set forth on the first page of this SAR Award Agreement. Provided the Participant has maintained his or her Continuous Status as an Employee since the grant of these SARs, the Participant may exercise the exercisable (i.e., vested) portion of his or her SARs in whole or in part at any time during his or her employment; provided, however, that the SARs may not be exercised for a fraction of a Share. In the event of the Participant’s termination of employment or service with the Company or the Participant’s disability or death, the provisions of Sections 7 or 8 below shall apply to the right of the Participant to exercise the SARs.

(b)	Manner of Exercise. The SARs shall be exercisable by following such procedures as may from time to time be prescribed by the Company or by any third party service provider designated by the Company, including without limitation, E*Trade Securities LLC (“E*Trade”) in connection with the OptionsLink online securities account maintained by the Participant with E*Trade as an Employee of the Company or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

(c)	No Shareholder Rights. No rights of a shareholder shall exist with respect to the Shares under the SARs as a result of the mere grant of the SARs or the exercise of the SARs. Such rights shall exist only after issuance of a stock certificate or electronic transfer of the Shares to the Participant’s brokerage account in accordance with the Plan.

(d)	Tandem SARs. Any of the SARs which are Tandem SARs may be exercised by the Participant for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
4.	Delivery of Shares upon Exercise of SARs. The Company may make delivery of Shares upon exercise of the SARs either by (i) delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or (ii) depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company, including without limitation any on-line securities account maintained by the Participant with E*Trade in connection with is or her employment or service with the Company. All certificates for Shares and all Shares shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable Federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates (or other appropriate restrictions and/or notations to be associated with any accounts in which such Shares are held) to make appropriate reference to such restrictions.
5.	Taxes. The Participant is responsible for any taxes required to be withheld under Federal, state or local law in connection with: (i) the exercise of the SARs and the issuance and delivery of Shares to the Participant, or (ii) any other event occurring pursuant to this SAR Award Agreement or the Plan (collectively, “Taxes”). Any election pursuant to this Section 5 shall be made in writing on such form or electronically in such manner shall be prescribed by the Company for such purpose.
(a)	Payment in Cash. The Participant may elect to pay to the Company an amount sufficient to cover such Taxes by delivering to the Company a check or by such other means as the Company may establish or permit.

(b)	Cashless Exercise. The Participant may elect to pay the Company his or her obligations for the payment of such Taxes through a special sale and remittance procedure commonly referred to as a “cashless exercise” or “sell to cover” transaction pursuant to which the Participant (or any other person(s) entitled to exercise the SARs) shall concurrently provide irrevocable written instructions:
(i)	to such third party service provider as may be designated by the Company, including without limitation E*Trade (through the Participant’s on-line account) or such other brokerage firm as may be designated by the Company in connection with any Company plan or arrangement providing for investment in Common Stock of the Company to effect the immediate sale of a sufficient number of the Shares acquired upon the exercise of the SARs to enable such third party (e.g., E*Trade or other designated third party) to remit, out of the sales proceeds available upon the settlement date, sufficient funds to the Company to cover all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and/or sale; and

(ii)	to the Company to deliver any certificate(s) or other evidence of ownership for such sold Shares directly to such third party (e.g., E*Trade or other designated third party) in order to complete the sales transaction.
(c)	[If applicable][Payment by Withholding of Shares. Subject to approval by [Company management]and compliance with any applicable legal conditions or restrictions, the Participant may also elect to satisfy his or her obligations for the payment of such Taxes by having the Company retain that number of whole Shares which would otherwise be deliverable in connection with the exercise of the SARs and which have a Fair Market Value sufficient to satisfy the amount of the Taxes required to be withheld. “Fair Market Value” for this purpose shall be as determined in the Plan as of the applicable exercise date.]

(d)	Company Rights. The Company also reserves the right, and the Participant authorizes the Company, to withhold Taxes, in accordance with any applicable law, from (i) any compensation or other amounts payable to the Participant and/or (ii) the Shares otherwise issuable to the Participant upon exercise of the SARs.
6.	Restrictions on Exercise. The SARs may not be exercised if the issuance of Shares upon Participant’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the SARs, the Company may require the Participant to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.	Termination of Employment. If the Participant ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Participant shall have the right to exercise the SARs at any time within 90 days after the date of such termination to the extent that the Participant was entitled to exercise the SARs at the date of such termination. To the extent that the Participant was not entitled to exercise the SARs at the date of termination, or to the extent the SARs are not exercised within the time specified herein, the SARs shall terminate. Notwithstanding the foregoing, the SARs shall not be exercisable after the expiration of the term set forth in Section 9 hereof. This provision does not apply to an Award made to a Participant in his or her capacity as a Director.

8.	Death or Disability. If the Participant ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the SARs may be exercised at any time within 180 days after the date of death or termination of employment due to disability, in the case of death, by the Participant’s estate or by a person who acquired the right to exercise the SARs by bequest or inheritance, or, in the case of disability, by the Participant, but in any case only to the extent the Participant was entitled to exercise the SARs at the date of such termination. To the extent that the Participant was not entitled to exercise the SARs at the date of termination, or to the extent the SARs are not exercised within the time specified herein, the SARs shall terminate. Notwithstanding the foregoing, the SARs shall not be exercisable after the expiration of the term set forth in Section 9 hereof. This provision does not apply to an Award made to a Participant in his or her capacity as a Director.

9.	Term of SARs. The SARs shall expire and terminate for all purposes on [___, 20___], and may be exercised during such term only in accordance with the Plan and the terms of this SAR Award Agreement. To the extent that the SARs are not exercised prior to such time and date, the SARs shall expire and terminate. Such exercise period shall be subject to earlier termination as provided in Sections 7 and 8 above. Notwithstanding any provision in the Plan with respect to the post-employment exercise of the SARs, the SARs may not be exercised after the expiration of the term of the SARs.

10.	Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this SAR Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

11.	No Right of Employment. Neither the Plan nor the SARs shall confer upon the Participant any right to continue in the employment or service of the Company or limit in any respect the right of the Company to discharge the Participant at any time, with or without cause and with or without notice.

12.	Miscellaneous.
(a)	Successors and Assigns. This SAR Award Agreement shall bind and inure only to the benefit of the parties to the attached SAR Award Agreement (the “Parties”) and their respective successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this SAR Award Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this SAR Award Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this SAR Award Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Amendments.
(i)	The Committee reserves the right to amend the terms and provisions of the SARs without the Participant’s consent in order to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection (i) above, this SAR Award Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this SAR Award Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this SAR Award Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this SAR Award Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the State of California, without regard to the conflict of laws rules thereof.

(e)	Severability. If any provision of this SAR Award Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this SAR Award Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.
* * * *

IXIA

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	x
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 27, 2010.
Vote by Internet
•	Log on to the Internet and go to www.investorvote.com/XXIA

•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

 A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

	01 - Laurent Asscher	☐	☐	02 - Atul Bhatnagar	☐	☐	03 - Jonathan Fram	☐	☐

	04 - Errol Ginsberg	☐	☐	05 - Gail Hamilton	☐	☐	06 - Jon F. Rager	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Approval of the Company's 2010 Employee Stock Purchase Plan.	☐	☐	☐	3.	Approval of an amendment to the Company’s 2008 Equity Incentive Plan to include non-employee directors as persons to whom equity incentive awards may be granted.	☐	☐	☐

4.	Ratification of Appointment of Independent Registered Public Accounting Firm for the year ending December 31, 2010.	☐	☐	☐
 B  Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
⁄ ⁄
6 3 D V           X X I A 1
                                016VAD

IXIA
2010 Annual Meeting of Shareholders
Thursday, May 27, 2010 at 9:00 a.m. local time
 Renaissance Hotel
30100 Agoura Road
Agoura Hills, California 91301
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — IXIA

This Proxy is Solicited on Behalf of the Board of Directors of Ixia
2010 Annual Meeting of Shareholders
Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California 91301
May 27, 2010 at 9:00 a.m. local time
The undersigned shareholder of Ixia, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 19, 2010, and Annual Report to Shareholders for the year ended December 31, 2009, and hereby appoints Atul Bhatnagar and Thomas B. Miller, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 27, 2010, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse.
This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR Proposals 1, 2, 3 and 4 and as the Proxies deem advisable on such other matters as may properly come before the Meeting.